UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Automatic Data Processing, Inc.
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AUTOMATIC DATA PROCESSING, INC.
One ADP Boulevard
Roseland, New Jersey 07068

Notice of 2018 Annual Meeting of Stockholders
_________________________________

The 2018 Annual Meeting of Stockholders of Automatic Data Processing, Inc. will take place at 10:00 a.m., Eastern Standard Time, Tuesday, November 6, 2018 at our corporate headquarters, One ADP Boulevard, Roseland, New Jersey.

A Notice of Internet Availability of Proxy Materials or the proxy statement for the 2018 Annual Meeting of Stockholders is first being mailed to stockholders on or about Thursday, September 20, 2018.

The purposes of the meeting are to:

1.	Elect a board of directors;
2.	Hold an advisory vote on executive compensation;
3.	Approve the 2018 Omnibus Award Plan;
4.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2019; and
5.	Transact any other business that may properly come before the meeting or any adjournment(s) thereof.

Only stockholders of record at the close of business on September 7, 2018 are entitled to receive notice of, to attend, and to vote at the meeting. If you plan to attend the meeting in person, please note the admission procedures described under “How Can I Attend the Meeting?” on page 1 of the proxy statement.

Your vote is important, and we urge you to vote whether or not you plan to attend the meeting. The Notice of Internet Availability of Proxy Materials instructs you on how to access our proxy materials and vote via the Internet. If you receive a paper copy of the proxy materials, you may also vote by telephone or by completing, signing, dating and returning the accompanying printed proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By order of the Board of Directors

MICHAEL A. BONARTI Secretary

September 20, 2018
Roseland, New Jersey

Proposal 4 Appointment of Independent Registered Public Accounting Firm	85
Stockholder Approval Required	85

Section 16(a) Beneficial Ownership Reporting Compliance	86

Stockholder Proposals	86

Electronic Delivery of Future Stockholder Communications	88

Appendix A: Reconciliation of GAAP and Non-GAAP Information	A-1

Appendix B: 2018 Omnibus Award Plan	B-1

2018 Proxy Statement Summary

This summary highlights certain information contained elsewhere in the proxy statement. This summary does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting.

2018 Annual Meeting of Stockholders

Time and Date	10:00 a.m. Eastern Standard Time, November 6, 2018
Place	One ADP Boulevard, Roseland, New Jersey, 07068
Record Date	Stockholders of record at the close of business on September 7, 2018 are entitled to vote at the meeting in person or by proxy.
Admission	Admission to the meeting is restricted to stockholders and/or their designated representatives. All stockholders will be required to show valid picture identification and proof of ownership in order to be admitted to the meeting.
Proxy Materials

Under rules adopted by the Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet instead of mailing printed copies of those materials to each stockholder.

On September 20, 2018, we commenced the mailing to our stockholders of a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials. Our proxy materials were mailed to those stockholders who have previously asked to receive paper copies. If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

How to Vote	The Notice of Internet Availability of Proxy Materials instructs you on how to vote through the Internet. If you receive a paper copy of the proxy materials, you may also vote your shares by telephone or by completing, signing, dating and returning the accompanying printed proxy in the enclosed envelope, which requires no postage if mailed in the United States.

Voting Matters and Board Voting Recommendations

	Proposal	Board Recommendation	Page Reference For More Detail
Proposal 1:	Election of directors	For Each Nominee	5
Proposal 2:	Advisory resolution to approve compensation of named executive officers	For	29
Proposal 3:	Approval of the 2018 Omnibus Award Plan	For	73
Proposal 4:	Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2019	For	85

i	|	Automatic Data Processing, Inc. – Proxy Statement

2018 Proxy Statement Summary

Election of Directors (Proposal 1)

The board of directors has nominated the following current directors for re-election as directors. Please refer to page 5 in this proxy statement for important information about the qualifications and experience of each of the following director nominees. Each director nominee has consented to being named in this proxy statement and has agreed to serve if elected. The board of directors recommends a vote FOR each of the nominees for director.

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships
					AC	CC	NCGC	CDTAC
Peter Bisson	61	2015	Retired Director and Global Leader of the High-Tech Practice at McKinsey & Company	✓			✓	✓
Richard T. Clark	72	2011	Retired Chairman and Chief Executive Officer of Merck & Co., Inc.	✓		Chair
Eric C. Fast	69	2007	Retired Chief Executive Officer of Crane Co.	✓	Chair,	✓
Linda R. Gooden	65	2009	Retired Executive Vice President of Lockheed Martin Corporation Information Systems & Global Solutions	✓				Chair
Michael P. Gregoire	52	2014	Chairman and Chief Executive Officer of CA Technologies	✓			✓	✓
R. Glenn Hubbard	60	2004	Dean of Columbia University’s Graduate School of Business	✓		✓	Chair
John P. Jones (Board Chairman)	67	2005	Retired Chairman and Chief Executive Officer of Air Products and Chemicals, Inc.	✓
Thomas J. Lynch	63	2018	Chairman and Former Chief Executive Officer of TE Connectivity Ltd.	✓		✓		✓
Scott F. Powers	59	2018	Former President and Chief Executive Officer of State Street Global Advisors	✓	✓		✓
William J. Ready	38	2016	Executive Vice President and Chief Operating Officer of PayPal	✓			✓	✓
Carlos A. Rodriguez	54	2011	President and Chief Executive Officer of Automatic Data Processing, Inc.
Sandra S. Wijnberg	62	2016	Executive Advisor, and Former Partner and Chief Administrative Officer of Aquiline Holdings	✓				✓
AC – audit committee
CC – compensation committee
NCGC – nominating / corporate governance committee
CDTAC – corporate development and technology advisory committee
Chair – committee chair
– financial expert member of audit committee

Mr. Fast currently serves as the chair of the audit committee and Ms. Wijnberg will fill this role after the annual meeting.
Mr. Hubbard currently serves as the chair of the nominating/corporate governance committee and Mr. Gregoire will fill this role after the annual meeting.

Automatic Data Processing, Inc. – Proxy Statement	|	ii

2018 Proxy Statement Summary

Board Nominee Highlights

11 of 12 director nominees are independent.

DIRECTOR AGE

As of our 2018 Annual Meeting, the average age of our director nominees will be 60 years.

We believe our board composition strikes a balanced approach to director tenure and allows the board to benefit from a mix of newer directors who bring fresh perspectives and seasoned directors who bring continuity and a deep understanding of our complex business.

Six new directors have joined our board since 2014, accounting for over half of our eleven independent director nominees.

As of our 2018 Annual Meeting, the average tenure of our independent directors will be 6.5 years.

Director Skills & Expertise

Our director nominees bring to the board a balance of skills and expertise.

ADP Board of Directors’ Skills and Expertise

Cybersecurity	Enterprise Risk Management	Financial	General Operations	Government & Regulatory

Human Resources/ Compensation	Industry (HCM/ Business Process Outsourcing)	International	Investment Banking/ Capital Markets	Other Public Board

Product Marketing/ Management	Public Company CEO	Strategic Planning/Business Development	Technology	Transformation

A more detailed matrix of relevant skills by individual director is set forth on page 6.

iii	|	Automatic Data Processing, Inc. – Proxy Statement

2018 Proxy Statement Summary

Advisory Resolution to Approve Executive Compensation (Proposal 2)

Consistent with the stockholders’ advisory vote at our 2017 Annual Meeting of Stockholders, we determined to hold the advisory say-on-pay vote to approve our named executive officer compensation on an annual basis. Therefore, we are asking our stockholders to approve, on an advisory basis, our named executive officer (“NEO”) compensation for fiscal year 2018. Our stockholders will have the opportunity to approve, on an advisory basis, our NEO compensation for fiscal year 2019 at the 2019 Annual Meeting of Stockholders.

The board of directors recommends a vote FOR this resolution because it believes that the policies and practices described in the “Compensation Discussion and Analysis” section beginning on page 30 of this proxy statement are effective in achieving the company’s goals of linking pay to performance and levels of responsibility, encouraging our executive officers to remain focused on both short-term and long-term financial and strategic goals of the company and linking executive performance to stockholder value.

At our 2017 Annual Meeting of Stockholders, our stockholders approved the compensation of our fiscal year 2017 NEOs by a vote of approximately 93% in favor.

Approval of the 2018 Omnibus Award Plan (Proposal 3)

We are asking our stockholders to approve the Automatic Data Processing, Inc. 2018 Omnibus Award Plan (“2018 Omnibus Award Plan”). The board of directors adopted the 2018 Omnibus Award Plan on August 2, 2018, subject to stockholder approval at the annual meeting. The purpose of the 2018 Omnibus Award Plan is to provide a means through which the company and its affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors of the company and its affiliates can acquire and maintain an equity interest in the company, or be paid incentive compensation, including incentive compensation measured by reference to the value of the company’s common stock, thereby strengthening their commitment to the welfare of the company and its affiliates and aligning their interests with those of the company’s stockholders.

A summary of the 2018 Omnibus Award Plan can be found beginning on page 73 of this proxy statement and a full copy of the 2018 Omnibus Award Plan is set forth in Appendix B. The board of directors recommends a vote FOR the 2018 Omnibus Award Plan.

Ratification of the Appointment of Auditors (Proposal 4)

We are asking our stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2019. A summary of fees paid to Deloitte & Touche LLP for services provided in fiscal years 2017 and 2018 is provided on page 84 of this proxy statement. The board of directors recommends a vote FOR this ratification.

Automatic Data Processing, Inc. – Proxy Statement	|	iv

2018 Proxy Statement Summary

Fiscal Year 2018 Business Highlights

Our business strategy is based on three strategic pillars, which are designed to position ADP as the global market leader in human capital management (“HCM”) technology and services.

Strategic Pillars
Grow a complete suite of cloud-based HCM solutions
Grow and scale our market-leading HR Outsourcing solutions by leveraging our platforms and processes
Leverage our global presence to offer clients HCM solutions wherever they do business

Fiscal year 2018 reflected growing momentum from our multi-year investments in distribution, product, and operational initiatives. We accelerated the pace of our change and transformation through the launch of our next generation platforms, the completion of our mid-market migrations, our acquisitions of Global Cash Card and WorkMarket, the continued execution of our service alignment initiative, and the launch of our voluntary early retirement program.

ADP’s client-centric focus and drive to meet the evolving needs of the global HCM market through leading-edge product and unparalleled service delivered robust financial performance that contributed to an improvement in client retention and a sustained acceleration in our new business bookings. Other key business results in fiscal year 2018 continued to reflect a strong enterprise with solid revenue growth, improved margins, consistent, healthy cash flows and low capital expenditure requirements.

We continue to see ample opportunity to add value in new and innovative ways given our strong fiscal year 2018 performance and the momentum we have built from our investments in the business. Looking ahead to fiscal year 2019, we intend to continue to accelerate on our momentum through transformation and invest in our strategic initiatives while executing on margin opportunities. We believe our core strategy to create long-term shareholder value by balancing top line revenue growth and strong margins to drive earnings per share growth is working.

2018 Incentive Compensation Performance Metrics

Our financial performance impacted the compensation of our executive officers in several ways, most notably our annual cash bonus plan and performance-based stock unit (“PSU”) program. The compensation committee’s determination of incentive compensation under our annual cash bonus plan for our executive officers, including our NEOs, was based on fiscal year 2018 revenue growth, new business bookings growth, adjusted earnings before interest and taxes (“EBIT”) growth and strategic objectives. Targets and results exclude the impact of certain items pursuant to predetermined categories of parameters established by the compensation committee at the time that targets were set.

v	|	Automatic Data Processing, Inc. – Proxy Statement

2018 Proxy Statement Summary

Performance for all metrics, including the strategic objectives, are formulaically measured without the use of subjective judgment. Details with regard to the strategic objectives are provided on page 42 and the financial goals and performance results are summarized below.

Annual Cash Bonus Plan Measures	Plan Targets	Plan Results
Revenue Growth	5.9%	7.2%, excluding the impact of foreign currency fluctuations in excess of the fluctuations assumed in the target
New Business Bookings Growth	6.8%	8.0%
Adjusted EBIT Growth(1)	4.6%	7.2%, excluding the impacts of:
		●Charges related to transformation initiatives; ●Charges related to proxy contest matters; and ●Foreign currency fluctuation in excess of the fluctuation assumed in the target

1	Our adjusted EBIT measure excludes the impact of taxes, certain interest expense, certain interest income, and certain other items. We continue to include the interest income earned on investments associated with our client funds extended investment strategy and interest expense on borrowings related to our client funds extended investment strategy as we believe these amounts to be fundamental to the underlying operations of our business model. Refer to the table in Appendix A for a reconciliation from net earnings to adjusted EBIT for fiscal years 2018 and 2017.

The incentive compensation under our PSU program was based on net income growth for fiscal years 2017 and 2018 and, for PSU awards granted in fiscal year 2016, earnings per share growth. Targets and results exclude the impact of certain items pursuant to predetermined categories of parameters established by the compensation committee at the time the targets were set.

PSU Program Measures	Program Targets	Program Results
Net Income Growth	1.7%	4.2%, excluding the impacts of:

●Charges related to transformation initiatives;
●The Tax Cuts and Jobs Act;
●Accounting Standard Update 2016-09 on stock-based compensation;
●Charges related to proxy contest matters;
●Foreign currency fluctuations in excess of the fluctuations assumed in the target; and
●Acquisitions

Earnings Per Share (“EPS”) Growth	3.2%	5.7%, excluding the impacts of:

●Charges related to transformation initiatives;
●The Tax Cuts and Jobs Act;
●Accounting Standard Update 2016-09 on stock-based compensation;
●Charges related to proxy contest matters;
●Foreign currency fluctuations in excess of the fluctuations assumed in the target; and
●Acquisitions

Automatic Data Processing, Inc. – Proxy Statement	|	vi

2018 Proxy Statement Summary

Compensation Principles

We believe that compensation should be designed to create a direct link between performance and stockholder value. Five principles that guide our decisions involving executive compensation are that compensation should be:

● based on (i) the overall performance of the company, (ii) the performance of each executive’s business unit and (iii) each executive’s individual performance;

●closely aligned with the short-term and long-term financial and strategic objectives that build sustainable long-term stockholder value;

●competitive, in order to attract and retain executives critical to our long-term success;

●consistent with high standards of corporate governance and best practices; and

●designed to dampen the incentive for executives to take excessive risks or to behave in ways that are inconsistent with the company’s strategic planning processes and high ethical standards.

2018 Compensation Highlights

Consistent with our pay for performance philosophy, the compensation of our NEOs is structured with a significant portion of their total compensation at risk and paid based on the performance of the company and the applicable business unit. Our financial performance in fiscal year 2018 impacted the compensation for all of our executive officers, not just our NEOs, in several ways, most notably through our annual cash bonus plan and PSU program. Please refer to the “Compensation Discussion and Analysis” section on page 30 of this proxy statement, and the tables and narratives that follow on page 50 of this proxy statement, for more detail concerning the compensation of our NEOs.

Key highlights of our fiscal year 2018 executive compensation program
Base salary:

For fiscal year 2018, we increased the base salary of each NEO, as we determined the amount based on the executive’s overall performance, level of responsibility, pay grade, competitive compensation practices data, and comparison to other company executives.

Annual cash bonus:

Fiscal year 2018 target bonuses as a percentage of base salary were the same as fiscal year 2017 levels for all the NEOs except for Mr. Rodriguez, whose target bonus percentage was increased from 160% to 180% to align closer to market median. The threshold corporate performance goal established by the compensation committee for fiscal year 2018 was adjusted EBIT margin of 15%. As this threshold performance goal was achieved, the annual bonuses were based on the performance of the company and the business units as well as the strategic progress realized for fiscal year 2018 against the NEOs’ bonus objectives.

Equity awards:

As part of our equity compensation program in fiscal year 2018, consistent with fiscal year 2017, we granted our executive officers PSUs and stock options.

A payout percentage of 142% was achieved under our PSU program as a result of our fiscal year 2018 net income growth. This net income payout percentage applies to year 1 of the fiscal year 2018 award and to year 2 of the fiscal year 2017 award. These awards will be earned and issued following the end of the corresponding three-year performance period ending in fiscal years 2020 and 2019, respectively.

In addition, a payout percentage of 142% was achieved under our PSU program as a result of our fiscal year 2018 EPS growth and applies only to year 3 of the fiscal year 2016 award. The end of fiscal year 2018 marked the end of the three-year performance period for PSU awards granted in fiscal year 2016 as well as the use of EPS growth as a PSU program measure. Based on the average of the three fiscal years, these awards earned a payout percentage of 119%.

vii	|	Automatic Data Processing, Inc. – Proxy Statement

2018 Proxy Statement Summary

A summary of fiscal year 2018 total direct compensation for our NEOs is set forth in the following table:

Name	Base Salary	Annual Bonus	PSUs(1)(2)	Stock Options(1)	Total
Carlos A. Rodriguez
President and Chief Executive Officer	$1,055,000	$2,449,710	$5,334,900	$3,400,000	$12,239,610
Jan Siegmund
Chief Financial Officer	$693,600	$894,700	$1,540,800	$750,000	$3,879,100
Edward B. Flynn
Former President,
Global Enterprise Solutions	$616,500	$888,400	$1,102,200	$630,000	$3,237,100
Michael A. Bonarti
General Counsel and Secretary	$544,600	$562,000	$1,074,900	$570,000	$2,751,500
Dermot J. O’Brien
Chief Human Resources Officer	$554,900	$572,700	$1,023,900	$540,000	$2,691,500

Footnotes:

1	Equity amounts are the grant date fair values for fiscal year 2018, which are the same amounts disclosed in the “Summary Compensation Table for Fiscal Year 2018” on page 50 of this proxy statement. Amounts are rounded for ease of presentation.

2	Only the grant date fair value, calculated in accordance with FASB ASC Topic 718, for the performance year in which performance targets are set is reported. The amounts for the PSU awards represent the grant date fair value of one third of the target awards for each of the fiscal years 2016, 2017 and 2018.

The mix of target total direct compensation (base salary, cash bonus, and long-term incentive awards) for fiscal year 2018 was designed to deliver the following approximate proportions of total compensation to Mr. Rodriguez, our chief executive officer, and the other NEOs (on average) if company and individual target levels of performance are achieved:

Automatic Data Processing, Inc. – Proxy Statement	|	viii

2018 Proxy Statement Summary

Compensation Good Governance and Best Practices

Our compensation programs reflect our strong commitment to good governance.

What we do
✓Pay for performance: We design our compensation programs to link pay to performance and levels of responsibility, to encourage our executive officers to remain focused on both the short-term and long-term financial and strategic goals of the company and to link executive performance to stockholder value.
✓Annual say-on-pay vote: We hold an advisory say-on-pay vote to approve our NEO compensation on an annual basis.
✓Clawback policy: We adopted a Clawback Policy that provides the compensation committee with discretion to recover both cash and equity incentive compensation from any current or former executives.
✓Stock ownership guidelines: We maintain stock ownership guidelines to encourage equity ownership by our executive officers.
✓Limited perquisites: We provide limited perquisites that are viewed as consistent with our overall compensation philosophy.
✓Double trigger change in control payments: Our Change in Control Severance Plan for Corporate Officers includes “double-trigger” provisions, such that payments of cash and vesting of equity awards occur only if termination of employment without cause or with good reason occurs during the two-year period after a change in control.
✓Independence of our compensation committee and advisor: The compensation committee of our board of directors, which is comprised solely of independent directors, utilizes the services of FW Cook as an independent compensation consultant. FW Cook reports to the compensation committee, does not perform any other services for the company other than in connection with an annual review of competitive director compensation for the nominating/corporate governance committee of our board of directors, and has no economic or other ties to the company or the management team that could compromise their independence and objectivity.
✓Stockholder engagement: As described below under “Stockholder Engagement Process,” our investor engagement program promotes an active dialogue with our largest stockholders on a range of topics related to our strategy, corporate governance and executive compensation programs.

What we don’t do
✕No-hedging policy: We prohibit our directors and executive officers from engaging in any hedging or similar transactions involving ADP securities.
✕No-pledging policy: We prohibit our directors and executive officers from holding ADP securities in a margin account or pledging ADP securities as collateral for a loan.
✕No repricing of underwater stock options without stockholder approval: We may not lower the exercise price of any outstanding stock options or otherwise provide economic value to the holders of underwater stock options in exchange for the forfeiture of such awards without stockholder approval.

✕No discount stock options: The exercise price of our stock options is not less than 100% of the fair market value of our common stock on the date of grant.
✕No IRC Section 280G or 409A tax gross-ups: We do not provide tax gross-ups under our change in control provisions or deferred compensation programs.
✕No current dividends on unearned performance stock units: We do not pay dividends in respect of unearned PSUs; rather, dividend equivalents are accrued over the applicable performance period and are paid only if the units are earned and shares are issued at the end of the performance period.

ix	|	Automatic Data Processing, Inc. – Proxy Statement

2018 Proxy Statement Summary

2018 Corporate Governance Highlights

We have a history of strong corporate governance. We are committed to sound corporate governance practices that provide our stockholders with meaningful rights and foster strong independent leadership in our boardroom.

ADP Corporate Governance Framework
✓Annual election of directors
✓Majority voting standard
✓One share, one vote
✓Proxy access by-law
✓“No overboarding” policy
✓No poison pill
✓Independent board chair and independent board committees
✓Stockholder ability to call special meetings

✓Stockholder right to act by written consent
✓Annual board assessment of corporate governance best practices
✓Significant board role in strategy and risk oversight
✓Annual succession planning review
✓Active stockholder engagement to better understand investor perspectives
✓Executive sessions of independent directors held regularly

We firmly believe that creating sustainable long-term value for stockholders is enabled through such strong governance practices and open dialogue with stockholders through continuous direct engagement.

Fiscal Year 2018 Corporate Governance Actions and Enhancements
✓Added two new board members with decades of operational experience as we continue to focus on our operational success and transformation (April 2018)
✓Amended our “no overboarding” policy in our corporate governance principles to adopt a more stringent standard (April 2018)
✓Stockholder friendly amendments to our 2008 Omnibus Award Plan (adopted minimum vesting period and no “liberal share recycling”) (April 2018)

✓Announced upcoming chair rotations of our audit committee and nominating/corporate governance committee (June 2018)
✓Announced enhanced financial disclosures at ADP’s Investor Day (June 2018)
✓Issued first, formal corporate social responsibility report (February 2018)

Automatic Data Processing, Inc. – Proxy Statement	|	x

2018 Proxy Statement Summary

Stockholder Engagement Process

We value stockholder engagement and feedback as we continue to deliver strong financial performance and sustained value creation for our investors. Our ongoing investor engagement program includes outreach focused on the company’s strategy, corporate governance and executive compensation programs. We contacted stockholders representing more than 60% of our shares outstanding, and during fiscal year 2018, we discussed our strategy, corporate governance and executive compensation programs with stockholders representing over 40% of our shares outstanding. In addition to management, many of these engagements included participation by certain members of our board of directors, including our chairman. Director participation continues to be part of our engagement in fiscal year 2019.

We look forward to maintaining this ongoing dialogue with our investors as well as incorporating feedback into our plans, as appropriate. These meetings, which are designed to keep our board of directors attuned to our stockholders’ views, provide useful context as we seek to ensure the interests of our stockholders continue to be addressed. What we learn from our stockholders through our ongoing discussions is regularly shared with our board of directors. For example, we received consistent feedback from our investors for more formal reporting on environmental, social and governance matters. As a result of this feedback and at the direction of our board, the company launched an enterprise-wide effort that culminated in the release of ADP’s first corporate social responsibility report in February 2018.

We are committed to active stockholder engagement and our board is highly attuned to stockholder feedback including governance & compensation best practices

Monitor & Assessment

Board and management review:

✓Annual meeting voting results
✓Investor feedback from investor relations & governance engagement
✓Trends and best practices across the governance, executive compensation, regulatory, and environmental & social landscape

This review allows ADP to identify and prioritize potential topics for discussion

Outreach & Engagement

✓ADP regularly meets with stockholders to actively gather feedback on a range of issues
✓In fiscal year 2018, ADP contacted investors representing more than 60% of our shares outstanding and held in-person and telephonic meetings with investors representing over 40% of shares outstanding

Evaluation & Response

✓Board of directors and key committees evaluate and discuss feedback from stockholders and key stakeholders
✓ADP enhances disclosure and practices, as appropriate
✓ADP updates governance documents to align with best practices and incorporates feedback, as appropriate

xi	|	Automatic Data Processing, Inc. – Proxy Statement

2018 Proxy Statement Summary

Important Dates for the 2019 Annual Meeting of Stockholders

Please refer to the “Stockholder Proposals” section on page 86 of this proxy statement for more information regarding the applicable requirements for submission of stockholder proposals. If a stockholder intends to submit any proposal (including pursuant to our proxy access by-law) for inclusion in the company’s proxy statement for the company’s 2019 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposal must be received by the corporate secretary of the company no later than May 23, 2019.

Separate from the requirements of Rule 14a-8 relating to the inclusion of a stockholder proposal in the company’s proxy statement, the company’s amended and restated by-laws require that notice of a stockholder nomination for candidates for our board of directors (other than pursuant to our proxy access by-law) or any other business to be considered at the company’s 2019 Annual Meeting of Stockholders must be received by the company no earlier than July 9, 2019, and no later than August 8, 2019.

Automatic Data Processing, Inc. – Proxy Statement	|	xii

Proxy Statement

The board of directors of Automatic Data Processing, Inc. is soliciting your proxy to vote at the 2018 Annual Meeting of Stockholders to be held on November 6, 2018 at 10:00 a.m. Eastern Standard Time, and at any postponement(s) or adjournment(s) thereof. The meeting will be held at One ADP Boulevard, Roseland, New Jersey.

Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On September 20, 2018, we commenced the mailing to our stockholders of a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our proxy statement and our annual report on Form 10-K (which is not a part of the proxy soliciting material). This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting, and help conserve natural resources.

Our proxy materials were mailed to those stockholders who have previously asked to receive paper copies. If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

The only outstanding class of securities entitled to vote at the meeting is our common stock, par value $0.10 per share. At the close of business on September 7, 2018, the record date for determining stockholders entitled to notice of, to attend, and to vote at the meeting, we had 437,439,841 issued and outstanding shares of common stock (excluding 201,272,601 treasury shares not entitled to vote). Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on at the meeting.

This proxy statement and our annual report on Form 10-K are also available on our corporate website at www.adp.com under “Financial Information” in the “Investor Relations” section.

Questions and Answers About the Annual Meeting and Voting

WHY AM I RECEIVING THESE PROXY MATERIALS?

We are providing these proxy materials to holders of shares of the company’s common stock, par value $0.10 per share, in connection with the solicitation of proxies by our board of directors for the forthcoming 2018 Annual Meeting of Stockholders to be held on November 6, 2018 at 10:00 a.m. Eastern Standard Time, and at any postponement(s) or adjournment(s) thereof. The company will bear all expenses in connection with this solicitation.

HOW CAN I ATTEND THE MEETING?

Admission to the meeting is restricted to stockholders of record as of September 7, 2018 and/or their designated representatives. If your shares are registered in your name and you plan to attend the meeting, your admission ticket will be the top portion of the proxy card. If your shares are in the name of your broker or bank or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage account statement.

All stockholders will be required to show valid picture identification. If you do not have valid picture identification or proof of your stock ownership, you will not be admitted to the meeting. For security purposes, packages and bags will be inspected and you may be required to check these items. Please arrive early enough to allow yourself adequate time to clear security.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

The representation in person or by proxy of a majority of the issued and outstanding shares of stock entitled to vote at the meeting constitutes a quorum. Under our amended and restated certificate of incorporation and our amended and restated by-laws and under Delaware law, abstentions and “broker non-votes” are counted as present in determining whether the quorum requirement is satisfied. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

1	|	Automatic Data Processing, Inc. – Proxy Statement

Questions and Answers About the Annual Meeting and Voting

HOW CAN I VOTE MY SHARES?

The Notice of Internet Availability of Proxy Materials instructs you on how to vote through the Internet.

If you receive a paper copy of the proxy materials, you may also vote your shares by telephone or by completing, signing, dating and returning the accompanying printed proxy in the enclosed envelope, which requires no postage if mailed in the United States.

Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted in accordance with the recommendations of our board of directors as indicated below. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person.

IF I HOLD SHARES IN STREET NAME, DOES MY BROKER NEED INSTRUCTIONS IN ORDER TO VOTE MY SHARES?

If your shares are held in “street name” (i.e., your shares are held by a bank, brokerage firm or other nominee), you must provide voting instructions to your bank or broker by the deadline provided in the materials you receive from your bank or broker.

If you hold your shares in street name and you do not instruct your bank or broker as to how to vote your shares, your bank or broker may only vote your shares in its discretion on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2019 (Proposal 4), but will not be allowed to vote your shares on any of the other proposals described in this proxy statement, including the election of directors.

Under applicable Delaware law, a broker non-vote will have no effect on the outcome of any of the other proposals described in this proxy statement because the non-votes are not considered in determining the number of votes necessary for approval.

WHAT MATTERS WILL BE VOTED ON AT THE MEETING, WHAT ARE MY VOTING CHOICES, AND HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?	Proposal	Voting Choices	Board Recommendation
	Proposal 1: Election of the 12 nominees named in this proxy statement to serve on the company’s board of directors	●For ●Against ●Abstain	FOR election of all 12 director nominees

Proposal 2: Advisory resolution approving the compensation of the company’s named executive officers as disclosed in the “Compensation Discussion and Analysis” section on page 30 of this proxy statement and accompanying compensation tables

		●For ●Against ●Abstain	FOR
	Proposal 3: Approval of the 2018 Omnibus Award Plan	●For ●Against ●Abstain	FOR
	Proposal 4: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2019	●For ●Against ●Abstain	FOR

So far as the board of directors is aware, only the above matters will be acted upon at the meeting. If any other matters properly come before the meeting, the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting the proxy.

Automatic Data Processing, Inc. – Proxy Statement	|	2

Questions and Answers About the Annual Meeting and Voting

HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSALS, AND WHAT IS THE EFFECT OF BROKER NON-VOTES OR ABSTENTIONS?

Proposal 1:

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote thereon is required to elect a director, provided that if the number of nominees exceeds the number of directors to be elected (a situation that the company does not anticipate), the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy. Votes may be cast in favor of or against each nominee, or a stockholder may abstain from voting. Abstentions will have the effect of a negative vote, provided that if the number of nominees exceeds the number of directors to be elected, abstentions will be excluded entirely and will have no effect on the vote. A broker non-vote will have no effect on the outcome of this proposal because the non-votes are not considered in determining the number of votes necessary for approval.

Proposal 2:

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote thereon is required to approve the advisory resolution on executive compensation. Votes may be cast in favor of or against this proposal or a stockholder may abstain from voting. Abstentions will have the effect of a negative vote. A broker non-vote will have no effect on the outcome of the advisory resolution because the non-votes are not considered in determining the number of votes necessary for approval. Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by the compensation committee or the board of directors.

Because we value our stockholders’ views, however, the compensation committee and the board of directors will consider carefully the results of this advisory vote when formulating future executive compensation policy.

Proposal 3:

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote thereon is required to approve our 2018 Omnibus Award Plan. Votes may be cast in favor of or against this proposal or a stockholder may abstain from voting. Abstentions will have the effect of a negative vote. Broker non-votes will have no effect on the outcome of this proposal because the non-votes are not considered in determining the number of votes necessary for approval.

Proposal 4:

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote thereon is required to ratify the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for fiscal year 2019. Votes may be cast in favor of or against this proposal or a stockholder may abstain from voting. Abstentions will have the effect of a negative vote. Brokers have the authority to vote shares for which their customers did not provide voting instructions on the ratification of the appointment of Deloitte & Touche LLP.

MAY I REVOKE MY PROXY OR CHANGE MY VOTE?

If your shares are registered in your name, you may revoke your proxy and change your vote prior to the completion of voting at the Annual Meeting by:

●submitting a valid, later-dated proxy card or a later-dated vote in accordance with the voting instructions on the Notice of Internet Availability of Proxy Materials in a timely manner; or

●giving written notice of such revocation to the company’s corporate secretary prior to or at the Annual Meeting or by voting in person at the Annual Meeting.

If your shares are held in “street name,” you should contact your bank or broker and follow its procedures for changing your voting instructions. You also may vote in person at the Annual Meeting if you obtain a legal proxy from your bank or broker.

Only the latest validly executed proxy that you submit will be counted.

3	|	Automatic Data Processing, Inc. – Proxy Statement

Questions and Answers About the Annual Meeting and Voting

IS MY VOTE CONFIDENTIAL?

Proxies and ballots identifying the vote of individual stockholders will be kept confidential from our management and directors, except as necessary to meet legal requirements in cases where stockholders request disclosure or in a contested election.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

The preliminary voting results will be announced at the Annual Meeting. The final voting results, which are tallied by independent tabulators and certified by independent inspectors, will be published in the company’s current report on Form 8-K, which we are required to file with the SEC within four business days following the Annual Meeting.

WHO IS PAYING FOR THE PREPARATION AND MAILING OF THE PROXY MATERIALS AND HOW WILL SOLICITATIONS BE MADE?

We are making this solicitation of proxies on behalf of our board of directors and will pay the solicitation costs. Our directors, officers and other employees may, without additional compensation except reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. In addition, we have retained Innisfree M&A Incorporated at a fee estimated to be approximately $20,000, plus reasonable out-of-pocket expenses, to assist in the solicitation of proxies. We will reimburse brokers, fiduciaries, custodians, and other nominees for out-of-pocket expenses incurred in sending our proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.

If you have any questions about giving your proxy or require assistance, please contact our proxy solicitor at:

INNISFREE M&A INCORPORATED
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders call toll-free: (888) 750-5834
Banks and brokers call collect: (212) 750-5833

WHAT IS “HOUSEHOLDING?”

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but share the same address, we have adopted a procedure known as “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you are a registered stockholder and choose to have separate copies of our Notice of Internet Availability of Proxy Materials, proxy statement and annual report on Form 10-K mailed to you, you must “opt-out” by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 or by calling 1-866-540-7095 and we will cease householding all such disclosure documents within 30 days. If we do not receive instructions to remove your accounts from this service, your accounts will continue to be “householded” until we notify you otherwise. If you own our common stock in nominee name (such as through a broker), information regarding householding of disclosure documents should have been forwarded to you by your broker.

You can also contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.

Automatic Data Processing, Inc. – Proxy Statement	|	4

Proposal 1 Election of Directors

The board of directors has nominated the following current directors for re-election as directors. Properly executed proxies will be voted as marked. Executed but unmarked proxies will be voted in favor of electing each of the below returning directors to serve on the board of directors until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Name	Age	Served as a Director Continuously Since	Principal Occupation
Peter Bisson	61	2015	Retired Director and Global Leader of the High-Tech Practice at McKinsey & Company
Richard T. Clark	72	2011	Retired Chairman and Chief Executive Officer of Merck & Co., Inc.
Eric C. Fast	69	2007	Retired Chief Executive Officer of Crane Co.
Linda R. Gooden	65	2009	Retired Executive Vice President of Lockheed Martin Corporation Information Systems & Global Solutions
Michael P. Gregoire	52	2014	Chairman and Chief Executive Officer of CA Technologies
R. Glenn Hubbard	60	2004	Dean of Columbia University’s Graduate School of Business
John P. Jones (Board Chairman)	67	2005	Retired Chairman and Chief Executive Officer of Air Products and Chemicals, Inc.
Thomas J. Lynch	63	2018	Chairman and Former Chief Executive Officer of TE Connectivity Ltd.
Scott F. Powers	59	2018	Former President and Chief Executive Officer of State Street Global Advisors
William J. Ready	38	2016	Executive Vice President and Chief Operating Officer of PayPal
Carlos A. Rodriguez	54	2011	President and Chief Executive Officer of Automatic Data Processing, Inc.
Sandra S. Wijnberg	62	2016	Executive Advisor, and Former Partner and Chief Administrative Officer of Aquiline Holdings

5	|	Automatic Data Processing, Inc. – Proxy Statement

Proposal 1

The board of directors possesses an appropriate mix of skills, experience and leadership designed to drive board performance and properly oversee the interests of the company, including our strategy of long-term sustainable stockholder value creation.

ADP BOARD OF DIRECTORS’ SKILLS & EXPERIENCE

As discussed in further detail below, our nominating/corporate governance committee evaluates these desired attributes on an ongoing basis and adds new skills and qualifications as the company’s strategy and needs evolve.

Automatic Data Processing, Inc. – Proxy Statement	|	6

Proposal 1

Below are summaries of the principal occupations, business experience, background, and key skills and qualifications of the nominees. The key skills and qualifications are not intended to be an exhaustive list of each nominee’s skills or contributions to the board, but rather the specific skills and qualifications that led to the conclusion that the person should serve as a director for the company.

Peter Bisson
Director since: 2015 Age: 61 Independent Committees: ►CDTAC ►Nominating/ Corporate Governance

Retired Director at McKinsey & Company

Mr. Bisson was a director and the global leader of the High-Tech Practice at McKinsey & Company prior to his retirement in June 2016. Mr. Bisson also held a number of other leadership positions at McKinsey & Company, including chair of its knowledge committee, which guides the firm’s knowledge investment and communication strategies, member of the firm’s shareholders committee, and leader of the firm’s strategy and telecommunications practices. In more than 30 years at McKinsey & Company, Mr. Bisson advised a variety of multinational public companies, including ADP, in the technology-based products and services industry. Mr. Bisson is also a director of Gartner Inc.

Key Skills & Qualifications

Mr. Bisson’s experience includes advising clients on corporate strategy and M&A, design and execution of performance improvement programs, marketing and technology development. Mr. Bisson’s broad experience in the technology industry is a valuable asset to our board of directors and contributes to the oversight of the company’s strategic direction and growth.

Richard T. Clark
Director since: 2011 Age: 72 Independent Committees: ►Audit ►Compensation, Chair

Retired Chairman and Chief Executive Officer of Merck & Co., Inc.

Mr. Clark is the retired chairman of the board, chief executive officer, and president of Merck & Co., Inc. Mr. Clark served as chairman of Merck & Co., Inc. from April 2007 until December 2011, as chief executive officer from May 2005 until December 2010, and as president from May 2005 until April 2010. He held a variety of other senior management positions during his 39-year tenure at Merck, including president of the Merck manufacturing division from June 2003 to May 2005. Mr. Clark is the lead independent director of Corning Incorporated, a global manufacturing company, and previously served on the advisory board of American Securities, a private equity firm, from 2011 to 2014.

Key Skills & Qualifications

With a proven track record of leadership and achievement as a former public-company CEO and chairman, Mr. Clark has significant business experience in navigating through complex regulatory environments and offers our board of directors broad managerial, operational, compensation and strategic planning expertise, as well as extensive experience in the issues facing public companies and multinational businesses.

7	|	Automatic Data Processing, Inc. – Proxy Statement

Proposal 1

Eric C. Fast
Director since: 2007 Age: 69 Independent Committees: ►Audit, Chair ►Compensation

Retired Chief Executive Officer of Crane Co.

Mr. Fast is the retired chief executive officer, president, and director of Crane Co., a manufacturer of industrial products. Mr. Fast served as the chief executive officer of Crane Co. from April 2001 until January 2014, as president from 1999 through January 2013, and as a director from 1999 to January 2014. Mr. Fast is a director of Regions Financial Corporation and serves as a director/trustee of the twelve investment companies in the Lord Abbett Family of Funds. Prior to his tenure at Crane Co., Mr. Fast worked for Salomon Brothers and later Salomon Smith Barney, where he ultimately was co-head of global investment banking and a member of the firm’s management committee.

Key Skills & Qualifications

As a former chief executive officer, Mr. Fast brings broad managerial and operational expertise, as well as experience in risk management matters, to our board. Mr. Fast has extensive financial and transactional experience, demonstrated by his career in investment banking prior to his tenure at Crane Co. With years of demonstrated leadership ability, Mr. Fast contributes significant organizational skills to our board of directors, including expertise in financial, accounting, compensation and transactional matters.

Linda R. Gooden
Director since: 2009 Age: 65 Independent Committees: ►Audit ►CDTAC, Chair

Retired Executive Vice President of Lockheed Martin Corporation Information Systems & Global Solutions

Ms. Gooden is the retired executive vice president – information systems & global solutions of Lockheed Martin Corporation, a position that she held from January 2007 to March 2013. She previously served as deputy executive vice president – information & technology services of Lockheed Martin Corporation from October 2006 to December 2006, and president, Lockheed Martin Information Technology from September 1997 to December 2006. Ms. Gooden serves on the boards of General Motors Company and The Home Depot, as well as WGL Holdings, Inc., a former publicly-traded company that is now private.

Key Skills & Qualifications

Ms. Gooden brings to our board of directors broad managerial and operational expertise, as well as experience in business restructuring, finance and risk management. She has a strong background in cybersecurity and information technology, as well as a proven track record of achievement and sound business judgment demonstrated throughout her career with Lockheed Martin Corporation.

Automatic Data Processing, Inc. – Proxy Statement	|	8

Proposal 1

Michael P. Gregoire
Director since: 2014 Age: 52 Independent Committees: ►CDTAC ►Nominating/ Corporate Governance

Chairman and Chief Executive Officer of CA Technologies

Mr. Gregoire is the chairman and chief executive officer of CA Technologies. He served as president and chief executive officer of Taleo Corporation, a provider of on-demand talent management software solutions, from March 2005 until its acquisition by Oracle Corporation in April 2012, as a director from April 2005 to April 2012, and as chairman of the board from May 2008 to April 2012. Mr. Gregoire served as executive vice president, global services and held various other senior management positions at PeopleSoft, Inc., an enterprise software company, from May 2000 to January 2005. He has also served as a director of ShoreTel, Inc. from November 2008 to January 2014.

Key Skills & Qualifications

Mr. Gregoire brings to our board of directors extensive executive and CEO leadership experience with public companies in the software and services business and strong experience in the technology industry and cybersecurity matters. In addition, his directorships at other public companies provide him with broad experience on governance issues facing public companies.

R. Glenn Hubbard
Director since: 2004 Age: 60 Independent Committees: ►Compensation ►Nominating/ Corporate Governance, Chair

Dean of Columbia University’s Graduate School of Business

Mr. Hubbard has been the dean of Columbia University’s Graduate School of Business since 2004 and has been the Russell L. Carson professor of finance and economics since 1994. He is also a director of BlackRock Closed-End Funds and MetLife, Inc. and a member of the Panel of Economic Advisors for the Federal Reserve Bank of New York. Mr. Hubbard served as a director of KKR Financial Holdings, LLC from 2004 until 2014, in addition to several prior public company directorships. Mr. Hubbard was also chairman of the President’s Council of Economic Advisers from 2001 to 2003 as well as chairman of the Economic Policy Committee, Organization for Economic Cooperation and Development from 2001 to 2003.

Key Skills & Qualifications

In addition to his government experience, Mr. Hubbard provides our board of directors with substantial knowledge of and expertise in global macroeconomic conditions and economic, tax and regulatory policies, as well as perspective on financial markets. His directorships at other public companies provide him with broad experience on governance issues facing public companies.

9	|	Automatic Data Processing, Inc. – Proxy Statement

Proposal 1

John P. Jones
Director since: 2005 Age: 67 Independent Chairman

Retired Chairman and Chief Executive Officer of Air Products and Chemicals, Inc.

Mr. Jones is the retired chairman of the board, chief executive officer, and president of Air Products and Chemicals, Inc., an industrial gas and related industrial process equipment business. Mr. Jones served as chairman of Air Products and Chemicals, Inc. from October 2007 until April 2008, as chairman and chief executive officer from September 2006 until October 2007, and as chairman, president, and chief executive officer from December 2000 through September 2006. He also served as a director of Sunoco, Inc. from 2006 to 2012.

Key Skills & Qualifications

With a track record of achievement and sound business judgment demonstrated during his thirty-six year tenure at Air Products and Chemicals, Inc., including as CEO, Mr. Jones understands how to operate effectively within highly regulated and complex frameworks and brings to the board of directors extensive experience in issues facing public companies and multinational businesses, including organizational management, strategic planning, and risk management matters, combined with proven business and financial acumen.

Thomas J. Lynch
Director since: 2018 Age: 63 Independent Committees: ►CDTAC ►Compensation

Chairman and Former Chief Executive Officer of TE Connectivity Ltd.

Mr. Lynch has been the chairman of TE Connectivity Ltd., a leading global technology and manufacturing company, since 2013 and previously served as chief executive officer from January 2006 to March 2017. Before becoming CEO of TE Connectivity Ltd., Mr. Lynch was president of Tyco Engineered Products and Services since joining Tyco International in September 2004. Prior to that, he held various positions at Motorola, including executive vice president of Motorola and president and chief executive officer of Motorola’s Personal Communications sector, from August 2002 to September 2004. In addition to TE Connectivity Ltd., Mr. Lynch is currently a director of Cummins Inc. and Thermo Fisher Scientific Inc.

Key Skills & Qualifications

Mr. Lynch possesses extensive executive leadership experience as a former CEO and sitting chairman of a publicly traded company. In addition to his broad managerial experience, he is a seasoned leader with a deep operational background and technology expertise. This breadth of experience enriches his contributions to the board, particularly with respect to transformation, innovation, strategic planning and compensation matters.

Automatic Data Processing, Inc. – Proxy Statement	|	10

Proposal 1

Scott F. Powers
Director since: 2018 Age: 59 Independent Committees: ►Audit ►Nominating/ Corporate Governance

Former President and Chief Executive Officer of State Street Global Advisors

Mr. Powers was the president and chief executive officer of State Street Global Advisors, from 2008 until his retirement in 2015. Before joining State Street, Mr. Powers was the president and chief executive officer of Old Mutual Asset Management, the U.S.-based global asset management business of Old Mutual plc, from 2001 to 2008. He also held executive roles at Mellon Institutional Asset Management and Boston Company Asset Management. Mr. Powers is currently a director of PulteGroup, Inc. and Sun Life Financial Inc. and previously a member of the board of directors of Whole Foods Market, Inc. in 2017.

Key Skills & Qualifications

With over three decades of experience leading and advising firms in the investment management industry, Mr. Powers has an extensive global operational and business background. The valuable blend of these critical skills and his investor mindset support the board in its oversight of the company’s strategic direction, growth and transformation.

William J. Ready
Director since: 2016 Age: 38 Independent Committees: ►CDTAC ►Nominating/ Corporate Governance

Executive Vice President and Chief Operating Officer of PayPal

Mr. Ready has been PayPal’s executive vice president and chief operating officer since September 2016 and prior to that, senior vice president, global head of product and engineering since January 2015. Since August 2011, he had been the chief executive officer of Braintree, a mobile and web payment systems company acquired by PayPal in 2013. He continues to lead Braintree in his capacity as chief operating officer of PayPal. Prior to Braintree, Mr. Ready was executive in residence at Accel Partners, a leading Silicon Valley venture capital and growth equity firm. A veteran of the payments industry, Mr. Ready also served as president of iPay Technologies from 2008 to 2011. He also worked as a strategy consultant for McKinsey & Company, where he advised leading financial technology companies.

Key Skills & Qualifications

Mr. Ready possesses strong expertise in the technology-based products and services industry, which is a valuable asset to our board of directors and contributes to the oversight of the company’s strategic direction and growth. He also brings to our board of directors deep operational experience and knowledge of the technology industry’s consumer space, including related cybersecurity matters.

11	|	Automatic Data Processing, Inc. – Proxy Statement

Proposal 1

Carlos A. Rodriguez
Director since: 2011 Age: 54 Management

President and Chief Executive Officer of Automatic Data Processing, Inc.

Mr. Rodriguez is president and chief executive officer of the company. He served as president and chief operating officer of the company before he was appointed to his current position in November 2011. Having started his career at the company in 1999, Mr. Rodriguez previously served as president of several key businesses, including National Accounts Services, Employer Services International, Small Business Services, and Professional Employer Organization, giving him deep institutional knowledge across the company’s business. Mr. Rodriguez was also a director of Hubbell Inc., a manufacturer of electrical and electronic products, from 2009 to 2016.

Key Skills & Qualifications

In addition to broad managerial, operational and strategic planning expertise, Mr. Rodriguez brings a wealth of business acumen and leadership experience to our board of directors, including a deep knowledge of the HCM industry and unique understanding of our business, coupled with a proven track record of integrity, achievement, and strategic vision.

Sandra S. Wijnberg
Director since: 2016 Age: 62 Independent Committees: ►Audit ►CDTAC

Executive Advisor, and Former Partner and Chief Administrative Officer of Aquiline Holdings

Ms. Wijnberg is an executive advisor to and former partner, chief administrative officer and member of the board of Aquiline Holdings, a registered investment advisory firm she joined in 2007. From 2014 to 2015, Ms. Wijnberg left Aquiline Holdings to work in Jerusalem at the behest of the U.S. State Department as the deputy head of mission, Office of the Quartet. Prior to joining Aquiline Holdings, she was the senior vice president and chief financial officer of Marsh & McLennan Companies, Inc., from January 2000 to April 2006, and before that, the treasurer and interim chief financial officer of YUM! Brands, Inc. She is a director of T. Rowe Price and previously served on the boards of Tyco International plc from 2003 to 2016 and TE Connectivity Ltd. from 2007 to 2009.

Key Skills & Qualifications

Ms. Wijnberg is a seasoned business leader with strong financial acumen and significant corporate finance, accounting, strategic planning, insurance and risk management expertise. Her international experience also provides a valuable global perspective to our board of directors.

It is expected that all nominees proposed by our board of directors will be able to serve on the board if elected. However, if before the election one or more nominees are unable to serve or for good cause will not serve (a situation that we do not anticipate), the proxy holders will vote the proxies for the remaining nominees and for substitute nominees chosen by the board of directors (unless the board reduces the number of directors to be elected). If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by the rules of the SEC.

Automatic Data Processing, Inc. – Proxy Statement	|	12

Proposal 1

Stockholder Approval Required

At the 2018 Annual Meeting of Stockholders, directors will be elected by the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote thereon, provided that if the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

13	|	Automatic Data Processing, Inc. – Proxy Statement

Corporate Governance

The board of directors’ categorical standards of director independence are consistent with NASDAQ listing standards and are available in the company’s corporate governance principles on our corporate website at www.adp.com. To access these documents, click on “Investor Relations,” then “Corporate Governance,” and then “Governance Documents.” The board of directors has determined that Ms. Gooden, Ms. Wijnberg and Messrs. Bisson, Clark, Fast, Gregoire, Hubbard, Jones, Lynch, Powers and Ready meet these standards and are independent directors for purposes of the NASDAQ listing standards. All current members of the audit, compensation, nominating/corporate governance, and corporate development and technology advisory committees are independent.

In the ordinary course of business, the company has business relationships with certain companies in which ADP directors also serve as executive officers or on the board of directors, including for example, software services and human capital management services. Based on the standards described above, the board of directors has determined that none of these transactions or relationships, nor the associated amounts paid to the parties, was material or would impede the exercise of independent judgment.

It is our policy that our directors attend the Annual Meetings of Stockholders. All of our directors then in office attended our 2017 Annual Meeting of Stockholders. During fiscal year 2018, our board of directors held fourteen (14) meetings. All of our incumbent directors attended at least 75%, in the aggregate, of the meetings of the board of directors and the committees of which they were members during the periods that they served on our board of directors during fiscal year 2018.

Executive sessions of the non-management directors are held during each meeting of the committees and the board of directors. Mr. Jones, our independent non-executive chairman of the board, presided at each executive session of the board of directors.

Board Leadership Structure

Our corporate governance principles do not require the separation of the roles of chairman of the board and chief executive officer because the board believes that effective board leadership can depend on the skills and experience of, and personal interaction between, people in leadership roles. Our board of directors is currently led by Mr. Jones, our independent non-executive chairman of the board. Mr. Rodriguez, our chief executive officer, serves as a member of the board of directors. The board of directors believes this leadership structure is in the best interests of the company’s stockholders at this time. Separating these positions allows our chief executive officer to focus on developing and implementing the company’s business plans and supervising the company’s day-to-day business operations, and allows our chairman of the board to lead the board of directors in its oversight, advisory, and risk management roles.

Board Composition and Director Succession Planning

The board takes a thoughtful approach to its composition to ensure alignment with the company’s evolving corporate strategy. We believe our board composition strikes a balanced approach to director tenure and allows the board to benefit from a mix of newer directors who bring fresh perspectives and seasoned directors who bring continuity and a deep understanding of our complex business. We refresh our board and assess our board succession plans regularly with this balance of tenure and experience in mind. We have added six new directors since 2014.

Automatic Data Processing, Inc. – Proxy Statement	|	14

Corporate Governance

As of our 2018 Annual Meeting, the average age of our director nominees will be 60 years and the average tenure of our independent directors will be 6.5 years.

Our director succession planning is conducted in the context of a skillset review designed to focus on key areas of skills and experience deemed to be most helpful to driving board performance. Our nominating/corporate governance committee evaluates these desired attributes on an ongoing basis and adds new skills and qualifications as necessary in light of the company’s changing strategy and needs.

Individual director evaluations are also conducted by the nominating/ corporate governance committee on an annual basis, in close coordination with our chairman. The form of assessment used to facilitate this review is refreshed each year to ensure relevance and covers a broad array of topics relevant to individual performance such as knowledge, expertise, commitment, preparation, integrity and judgment. This process facilitates director succession planning as it helps identify opportunities to enhance individual performance and any relevant feedback is communicated to the individual director.

In addition to individual evaluations, the nominating/corporate governance committee, working with our chairman, conducts a thorough evaluation at the board and committee levels to ensure the effectiveness of the directors and their ability to work as a team in the long-term interest of the company. This assessment is conducted through a questionnaire process, which is also refreshed each year, and designed to elicit feedback with respect to areas such as board/committee structure, governance, communication, culture, risk and strategy. Responses are shared and discussed with the nominating/corporate governance committee. The committee then shares the output of this process with the full board along with a series of recommendations that are subsequently implemented to improve board and committee performance, practices and procedures.

The company also has a director retirement policy in place to promote thoughtful board refreshment, as set forth in further detail under “Retirement Policy” on page 16 of this proxy statement.

Director Nomination Process

Our nominating process ensures our board consists of a well-qualified and diverse group of leaders who bring an important mix of boardroom and operating experience. When the board of directors decides to recruit a new member, or when the board of directors considers any director candidates submitted for consideration by our stockholders, it seeks strong candidates who, ideally, meet all of its categorical standards of director independence, and who are, or were, preferably, senior executives of large companies who have backgrounds directly related to our technologies, markets and/or clients. Additionally, candidates should possess the following personal characteristics: (i) business community respect for his or her integrity, ethics, principles, insights and analytical ability; and (ii) ability and initiative to frame insightful questions, speak out and challenge questionable assumptions and disagree without being disagreeable. The nominating/corporate governance committee will not consider candidates who lack the foregoing personal characteristics.

In addition, the nominating/corporate governance committee considers a wide range of other factors in determining the composition of our board of directors, including diversity of thought and background, as well as individual qualities such as professional experience, skills, education, and training. Our nominating/corporate governance committee also considers a range of types of diversity, including race, gender, ethnicity, age, culture

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Corporate Governance

and geography. The nominating/corporate governance committee retains a third party search firm from time to time to identify and evaluate, as appropriate, potential nominees to the board. Nominations of candidates for our board of directors by our stockholders for consideration at our 2019 Annual Meeting of Stockholders are subject to the deadlines and other requirements described under “Stockholder Proposals” on page 86 of this proxy statement.

Retirement Policy

Our director retirement policy provides that, subject to such exceptions on a case by case basis as the board of directors shall determine, no person will be nominated by the board of directors to serve as a director following the date he or she turns 72. Management directors who are no longer officers of the company are required to offer to resign from the board of directors.

After considering his many contributions, including the number of board objectives for which he provided great insight and value, as well as his knowledge and expertise, and relatively short tenure on the board, the board of directors waived the mandatory retirement age of 72 for Mr. Clark. The waiver is effective upon his 72nd birthday in calendar year 2018 and allows Mr. Clark to stand for re-election until after his 75th birthday.

Committees of the Board of Directors

During fiscal year 2018, our board of directors held fourteen (14) meetings. The table below provides membership and meeting information for each of the committees of the board of directors.

Name	Audit	Compensation	Nominating/ Corporate Governance	Corporate Development & Technology Advisory
Peter Bisson			✓	✓
Richard T. Clark		Chair
Eric C. Fast*	Chair,	✓
Linda R. Gooden				Chair
Michael P. Gregoire**			✓	✓
R. Glenn Hubbard**		✓	Chair
Thomas J. Lynch		✓		✓
Scott F. Powers	✓		✓
William J. Ready			✓	✓
Sandra Wijnberg*				✓
Number of meetings held in fiscal year 2018	7	6	5	5

- Financial expert member of audit committee

*	Mr. Fast currently serves as the chair of the audit committee and Ms. Wijnberg will fill this role after the annual meeting.

**	Mr. Hubbard currently serves as the chair of the nominating/corporate governance committee and Mr. Gregoire will fill this role after the annual meeting.

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Corporate Governance

Audit Committee
Eric C. Fast Committee Chair Other committee members: Richard T. Clark Linda R. Gooden Scott F. Powers Sandra S. Wijnberg ►All members are independent and financially literate under NASDAQ listing standards

The audit committee’s principal functions are to assist the board of directors in fulfilling its oversight responsibilities with respect to:

●our systems of internal controls regarding finance, accounting, legal compliance, and ethical behavior;
●our auditing, accounting and financial reporting processes generally;
●our financial statements and other financial information that we provide to our stockholders, the public and others;
●our compliance with legal and regulatory requirements;
●the appointment, compensation, retention and performance of our independent auditors and the selection of the lead audit partner; and
●the performance of our corporate audit department.

The audit committee acts under a written charter, which is available online on our corporate website at www.adp.com. To access this document, click on “Investor Relations,” then “Corporate Governance,” and then “Governance Documents.” A further description of the role of the audit committee is set forth on page 82 under “Audit Committee Report.”

Nominating/Corporate Governance Committee
R. Glenn Hubbard Committee Chair Other committee members: Peter Bisson Michael P. Gregoire Scott F. Powers William J. Ready ►All members are independent under NASDAQ listing standards

The principal functions of the nominating/corporate governance committee are to:

●identify individuals qualified to become members of the board of directors and recommend a slate of nominees to the board of directors annually;
●ensure that the audit, compensation and nominating/corporate governance committees of the board of directors have the benefit of qualified and experienced independent directors;
●review and reassess annually the adequacy of the board of directors’ corporate governance principles and recommend changes as appropriate;
●oversee the evaluation of the board of directors and management and recommend to the board of directors senior managers to be elected as new corporate vice presidents of the company; and
●review our policies and programs that relate to matters of corporate citizenship.

The nominating/corporate governance committee acts under a written charter, which is available online on our corporate website at www.adp.com. To access this document, click on “Investor Relations,” then “Corporate Governance,” and then “Governance Documents.”

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Corporate Governance

Compensation Committee
Richard T. Clark Committee Chair Other committee members: Eric C. Fast R. Glenn Hubbard Thomas J. Lynch ►All members are independent under NASDAQ listing standards

The compensation committee sets and administers our executive compensation program. See “Compensation Discussion and Analysis” on page 30 of this proxy statement.

The compensation committee is authorized to engage the services of outside advisors, experts and others to assist the committee. For fiscal year 2018, the compensation committee sought advice from FW Cook, an independent compensation consulting firm specializing in executive and director compensation. For further information about FW Cook’s services to the compensation committee, see “Compensation Consultant” on page 37 of this proxy statement.

The compensation committee acts under a written charter, which is available online on our corporate website at www.adp.com. To access this document, click on “Investor Relations,” then “Corporate Governance,” and then “Governance Documents.” Each member of the compensation committee is a “Non-Employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” as defined in the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended. The compensation committee may form and delegate authority to subcommittees when appropriate, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of NASDAQ.

Corporate Development and Technology Advisory Committee
Linda R. Gooden Committee Chair Other committee members: Peter Bisson Michael P. Gregoire Thomas J. Lynch William J. Ready Sandra S. Wijnberg

The corporate development and technology advisory committee’s principal functions are to act in an advisory capacity to the board and management concerning potential acquisitions, strategic investments, divestitures and matters of technology and innovation.

The corporate development and technology advisory committee acts under a written charter, which is available online on our corporate website at www.adp.com. To access this document, click on “Investor Relations,” then “Corporate Governance,” and then “Governance Documents.”

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Corporate Governance

The Board’s Role in Risk Oversight

Our board of directors provides oversight with respect to the company’s enterprise risk assessment and risk management activities, which are designed to identify, prioritize, assess, monitor and mitigate the various risks confronting the company, including risks that are related to the achievement of the company’s operational and financial strategy. As set forth in more detail below, the board of directors performs this oversight function periodically as part of its meetings and also through its audit, compensation and nominating/corporate governance committees, each of which examines various components of risk as part of its assigned responsibilities. In addition, our corporate development and technology advisory committee acts in an advisory capacity to the board with respect to certain risks assigned to oversight of the full board. Our committees report back on risk oversight matters directly to the board of directors on a regular basis. Management is responsible for implementing and supervising day-to-day risk management processes and reporting to the board of directors and its committees as necessary.

Strategic	Operations- Front Office	Operations- Back Office	Information Technology	Financial & Reporting	Legal & Compliance
Corporate Strategy & Initiatives	Product Development	People/HR	Information Assurance	Treasury Management	Laws & Regulations
Third Party Relationships	Sales & Marketing	Physical Assets	IT Development & Production Support	Tax Strategy & Management	Ethics Program
External Environment	Implementation	Procurement	IT Operations	Risk Management (i.e., Insurance/ Indemnity)	Legal
External Communications	Service Delivery	Money Movement	Information Availability & Continuity	Reporting	Corporate Governance
Finance Operations
Decision Support and FP&A
Acquisitions & Divestitures		Service Operations	Technology Strategy & Management	Capital Strategy & Management
= Full Board	= Compensation Committee
= Audit Committee	= Nominating / Corporate Governance Committee

Audit Committee

Our audit committee focuses on financial risks, including reviewing with management, the company’s internal auditors, and the company’s independent auditors the company’s major financial risk exposures, the adequacy and effectiveness of accounting and financial controls, and the steps management has taken to monitor and control financial risk exposures. In addition, our audit committee reviews risks related to compliance with applicable laws, regulations, and ethical standards, and also operational risks related to information security and system disruption. Our audit committee regularly receives, reviews and discusses with management presentations and analyses on various risks confronting the company. In addition, our audit committee receives quarterly reports from our chief security officer, who is tasked with monitoring physical and cybersecurity risks, including operational risks related to information security and system disruption.

Nominating/Corporate Governance Committee

Our nominating/corporate governance committee oversees risks associated with board structure and other corporate governance policies and practices, including matters of corporate citizenship and the review and approval of any related-person transactions under our Related Persons Transaction Policy.

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Corporate Governance

Compensation Committee

Our compensation committee oversees risks related to compensation policies and practices, including management succession planning and our talent strategy, including the recruitment, development and retention of executive talent.

Compensation and Risk Management

Our compensation committee considered the risks presented by the company’s compensation policies and practices at its meetings in August 2017 and 2018 and believes that our policies and practices of compensating employees do not encourage excessive or unnecessary risk-taking for the following reasons:

✓	Diverse Performance Measures. Our incentive plans have diverse performance measures, including company and business unit financial measures, key strategic objectives, and individual goals.

✓	Balance. Our compensation programs balance annual and long-term incentive opportunities, cash and equity, and fixed and variable incentives.

✓	Payout Caps. We cap incentive plan payouts within a reasonable range.

✓	Mix. The mix of performance-based equity awards and stock options in our long-term incentive programs serves the best interests of stockholders and the company.

✓	Stock Ownership Guidelines. Our stock ownership guidelines link the interests of our executive officers to those of our stockholders.

✓	Clawback Policy. Our clawback policy allows for the recovery of both cash and equity incentive compensation from any current or former executive who engages in any activity that is in conflict with or adverse to the company’s interests, including fraud or conduct contributing to any financial restatements or irregularities.

✓	Other. We prohibit our employees from engaging in any hedging or similar transactions involving ADP securities, holding ADP securities in a margin account, or pledging ADP securities as collateral for a loan. Any transactions in ADP securities by our executive officers are executed through a 10b5-1 program.

Communications with All Interested Parties

All interested parties who wish to communicate with the board of directors, the audit committee, or the non-management directors, individually or as a group, may do so by sending a detailed letter to P.O. Box 34, Roseland, New Jersey 07068, leaving a message for a return call at 973-974-5770 or sending an email to adp_audit_committee@adp.com. We will relay any such communication to the non-management director to which such communication is addressed, if applicable, or to the most appropriate committee chairperson, the chairman of the board, or the full board of directors, unless, in any case, it is outside the scope of matters considered by the board of directors or duplicative of other communications previously forwarded to the board of directors.

Communications to the board of directors, the non-management directors, or to any individual director that relate to the company’s accounting, internal accounting controls, or auditing matters are referred to the chairperson of the audit committee.

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Corporate Governance

Transactions with Related Persons

We have a written “Related Persons Transaction Policy” pursuant to which any transaction between the company and a “related person” in which such related person has a direct or indirect material interest, and where the amount involved exceeds $120,000, must be submitted to our nominating/corporate governance committee for review, approval, or ratification.

A “related person” means a director, executive officer or beneficial holder of more than 5% of the company’s outstanding common stock, or any immediate family member of the foregoing, as well as any entity at which any such person is employed, is a partner or principal (or holds a similar position), or is a beneficial owner of a 10% or greater direct or indirect equity interest in that entity. Our directors and executive officers must inform our general counsel at the earliest practicable time of any plan to engage in a potential related person transaction. This policy requires our nominating/corporate governance committee to be provided with full information concerning the proposed transaction, including the benefits to the company and the related person, any alternative means by which to obtain like benefits, and terms that would prevail in a similar transaction with an unaffiliated third party. In considering whether to approve any such transaction, the nominating/corporate governance committee will consider all relevant factors, including the nature of the interest of the related person in the transaction and whether the transaction may involve a conflict of interest.

Specific types of transactions are excluded from the policy, such as, for example, transactions in which the related person’s interest derives solely from his or her service as a director of another entity that is a party to the transaction.

Availability of Corporate Governance Documents

Our Corporate Governance Principles and Related Persons Transaction Policy may be viewed online on the company’s website at www.adp.com. To access these documents, click on “Investor Relations,” then “Corporate Governance,” and then “Governance Documents.” Our Code of Business Conduct & Ethics and Code of Ethics for

Principal Executive Officer and Senior Financial Officers may be found at www.adp.com under “Investor Relations” in the “Corporate Governance” tab. In addition, these documents are available in print to any stockholder who requests them by writing to Investor Relations at the company’s headquarters.

Compensation Committee Interlocks and Insider Participation

Messrs. Clark, Fast, Hubbard and Lynch are the four independent directors who sit on the compensation committee. No compensation committee member has ever been an officer of the company. During fiscal year 2018 and as of the date of this proxy statement, no compensation committee member has been an employee of the company or eligible to participate in our employee compensation programs or plans, other than the company’s amended and restated 2008 Omnibus Award Plan under which non-employee directors have received stock option grants and deferred stock units. None of the executive officers of the company have served on the compensation committee or on the board of directors of any entity that employed any of the compensation committee members or directors of the company.

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Compensation of Non-Employee Directors

As further set forth below, our nominating/corporate governance committee reviews and evaluates non-employee director compensation on an annual basis to ensure that our directors are compensated appropriately for their time commitment and responsibilities. The nominating/corporate governance committee makes recommendations to the board of directors, as appropriate, based on its review, benchmark information from peer companies, and other relevant data. The elements of our non-employee director compensation program are as follows:

Compensation Element	Fiscal Year 2018 Compensation
Director Annual Retainer	●$175,000 Deferred Stock Units (“DSUs”) ●$115,000 Cash or DSUs
Additional Non-Executive Chairman Retainer	●$100,000 DSUs ●$100,000 Cash or DSUs
Committee Chair Retainers (Cash or DSUs)	●Audit: $20,000 ●Compensation: $15,000 ●Nominating/Corporate Governance: $15,000 ●Corporate Development & Technology Advisory: $15,000
Meeting Fees (Cash, Deferred or DSUs)	Board Meetings: ●$2,000, per meeting, beginning with the eighth meeting Committee Meetings: ●$1,500 per meeting, beginning with the eighth meeting

Annual Retainers

The annual retainer for non-employee directors is $290,000, $175,000 of which is paid in the form of DSUs and $115,000 of which may, at the election of each director, be paid in cash or in DSUs.

In addition, the chairman of our board of directors receives an incremental retainer of $200,000, $100,000 of which is paid in the form of DSUs and $100,000 of which may, at the election of the chairman, be paid in cash or in DSUs. This incremental retainer resulted in a total annual retainer of $490,000 for the chairman of our board of directors in fiscal year 2018.

The chair of the audit committee was paid an additional annual retainer of $20,000, and each chair of the compensation, nominating/corporate governance, and corporate development and technology advisory committees was paid an additional annual retainer of $15,000. The additional annual retainer may, at the election of each committee chair, be paid in cash or DSUs.

Meeting Fees

Meeting fees are not paid in respect of the first seven meetings of the board of directors or of any individual committee. Non-employee directors receive $2,000 for each board of directors meeting attended and $1,500 for each committee meeting attended beginning with the eighth meeting of the board of directors or any individual committee, as applicable. During fiscal year 2018, our board of directors held fourteen (14) meetings and non-employee directors received $2,000 for each board meeting attended beginning with the eighth meeting. Meeting fees may, at the election of each director, be paid in cash, deferred, or paid in DSUs. Under our amended and restated 2008 Omnibus Award Plan (“2008 Omnibus Award Plan”), a director may specify whether, upon separation from the board, he or she would like to receive any deferred cash amounts in a lump-sum payment or in a series of substantially equal annual payments over a period ranging from two to ten years. For fiscal year 2018, meeting fees were paid in cash to the non-employee directors.

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Compensation of Non-Employee Directors

Deferral Policy

Pursuant to our 2008 Omnibus Award Plan, each non-employee director is credited with an annual grant of DSUs on the date established by the board for the payment of the annual retainer equal in number to the quotient of $175,000, or $275,000 in the case of the chairman of the board of directors, divided by the closing price of a share of our common stock on the date this amount is credited. DSUs are fully vested when credited to a director’s account. When a dividend is paid on our common stock, each director’s account is credited with an amount equal to the cash dividend. When a director ceases to serve on our board, such director will receive a number of shares of common stock equal to the number of DSUs in such director’s account and a cash payment equal to the dividend payments accrued, plus interest on the dividend equivalents from the date such dividend equivalents were credited. The interest will be paid with respect to each twelve-month period beginning on November 1 of such period to the date of payment and will be equal to the rate for five-year U.S. Treasury Notes published in The Wall Street Journal® on the first business day of November of each such twelve-month period plus 0.50%. Non-employee directors do not have any voting rights with respect to their DSUs. Other than Ms. Gooden and Mr. Fast, all of our non-employee directors chose to receive the entire elective portion of their annual retainers in the form of DSUs during fiscal year 2018.

Role of the Nominating/Corporate Governance Committee

The nominating/corporate governance committee is responsible for reviewing, evaluating, and making recommendations to the board on an annual basis with respect to all aspects of non-employee director compensation. The full board then reviews these recommendations and makes a final determination on the compensation of our non-employee directors. During fiscal year 2018, the nominating/corporate governance committee engaged FW Cook, compensation consultant to the compensation committee, to review the design and competitiveness of our non-employee director compensation program.

Changes to Director Compensation in Fiscal Year 2019

In connection with the annual review discussed above, the board of directors approved an increase to the non-elective portion of the annual retainer to $185,000 (from $175,000), to be effective at the time of the 2018 Annual Meeting of Stockholders, which will be paid in the form of DSUs. There were no other changes made to the non-employee director compensation program for fiscal year 2019.

Stock Options

Non-employee directors no longer receive annual stock option grants. Prior to our 2010 Annual Meeting of Stockholders, upon initial election to the board of directors, a non-employee director received a grant of options to purchase 5,000 shares of common stock if such director attended a regularly scheduled board of directors meeting prior to the next Annual Meeting of Stockholders. Thereafter, a non-employee director received an annual grant of options to purchase 5,000 shares of common stock. All such options were granted under the 2008 Omnibus Award Plan, have a term of ten years, and were granted at the fair market value of the common stock as determined by the closing price of our common stock on the NASDAQ Global Select Market on the date of the grant. In addition, non-employee directors who have been non-employee directors for at least ten years will have all of their options vested upon retirement from the board of directors and will have 36 months to exercise their options. Notwithstanding the foregoing, all options will expire no more than ten years from their date of grant.

Stock Ownership Guidelines

Our stock ownership guidelines are intended to promote ownership in the company’s stock by our non-employee directors and to align their financial interests more closely with those of other stockholders of the company. Each non-employee director has a minimum stockholding requirement of our common stock equal to five times his or her annual cash retainer.

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Compensation of Non-Employee Directors

Directors who are employees of the company or any of our subsidiaries receive no remuneration for services as a director. The following table shows compensation for our non-employee directors for fiscal year 2018.

DIRECTOR COMPENSATION TABLE FOR FISCAL YEAR 2018

Name	Fees Earned or Paid in Cash(7) ($)	Stock Awards(8) ($)	All Other Compensation(9) ($)	Total ($)
(a)	(b)	(c)	(g)	(h)
Peter Bisson	$129,000	$175,000	$20,000	$324,000
Richard T. Clark(1)	$144,000	$175,000	$20,000	$339,000
Eric C. Fast(2)	$149,000	$175,000	$21,500	$345,500
Linda R. Gooden(3)	$144,000	$175,000	$10,000	$329,000
Michael P. Gregoire	$129,000	$175,000	$10,000	$314,000
R. Glenn Hubbard(4)	$144,000	$175,000	$40,000	$359,000
John P. Jones(5)	$229,000	$275,000	$0	$504,000
Thomas J. Lynch(6)	$63,821	$97,100	$0	$160,921
Scott F. Powers(6)	$63,821	$97,100	$0	$160,921
William J. Ready	$129,000	$175,000	$0	$304,000
Sandra S. Wijnberg	$129,000	$175,000	$27,000	$331,000

(1)	As chair of the compensation committee, Mr. Clark received a $15,000 annual retainer, which is included in fees earned.
(2)	As chair of the audit committee, Mr. Fast received a $20,000 annual retainer, which is included in fees earned.
(3)	As chair of the corporate development and technology advisory committee, Ms. Gooden received a $15,000 annual retainer, which is included in fees earned.
(4)	As chair of the nominating/corporate governance committee, Mr. Hubbard received a $15,000 annual retainer, which is included in fees earned.
(5)	Mr. Jones is the non-executive chairman of the board of directors.
(6)	Messrs. Lynch and Powers became directors on April 18, 2018.
(7)

Represents the following, whether received as cash, deferred or received as DSUs: (i) the elective portion of directors’ annual retainer, (ii) annual retainers for committee chairs and (iii) board and committee meeting fees. See footnote 8 below for additional information about DSUs held by directors.

(8)

Represents the non-elective portion of the annual retainer required to be credited in DSUs to a director’s annual retainer account. Amounts set forth in the Stock Awards column represent the aggregate grant date fair value for fiscal year 2018 as computed in accordance with FASB Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), disregarding estimates of forfeitures related to service-based vesting conditions. For additional information about the assumptions used in these calculations, see Note 11 to our audited consolidated financial statements for the fiscal year ended June 30, 2018 included in our annual report on Form 10-K for the fiscal year ended June 30, 2018.

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Compensation of Non-Employee Directors

The grant date fair value for each DSU award granted to directors in fiscal year 2018 (including in respect of elective deferrals of amounts otherwise payable in cash), calculated in accordance with FASB ASC Topic 718, is as follows:

Director	Grant Date	Grant Date Fair Value
Peter Bisson	11/7/2017	$290,000
Richard T. Clark	11/7/2017	$305,000
Eric C. Fast	11/7/2017	$252,500
Linda R. Gooden	11/7/2017	$190,000
Michael P. Gregoire	11/7/2017	$290,000
R. Glenn Hubbard	11/7/2017	$305,000
John P. Jones	11/7/2017	$490,000
Thomas J. Lynch	5/31/2018	$160,921
Scott F. Powers	5/31/2018	$160,921
William J. Ready	11/7/2017	$290,000
Sandra S. Wijnberg	11/7/2017	$290,000

The aggregate number of outstanding DSUs held by each director at June 30, 2018 is as follows: Mr. Bisson, 9,460; Mr. Clark, 24,745; Mr. Fast, 38,197; Ms. Gooden, 30,681; Mr. Gregoire, 14,079; Mr. Hubbard, 43,642; Mr. Jones, 48,268; Mr. Lynch, 1,237; Mr. Powers, 1,237; Mr. Ready, 8,446; and Ms. Wijnberg, 6,832.

In fiscal year 2018, no stock option awards were granted. The aggregate number of outstanding stock options held by each director at June 30, 2018 is as follows: Mr. Jones, 5,688.

(9)

Reflects contributions by the ADP Foundation that match the charitable gifts made by our directors. The ADP Foundation makes matching charitable contributions in an amount not to exceed $20,000 in a calendar year in respect of any given director’s charitable contributions for that calendar year. Amounts may exceed $20,000 because, while matching charitable contributions are limited to $20,000 in a calendar year, this table reflects matching charitable contributions for the fiscal year ended June 30, 2018.

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Security Ownership of Certain Beneficial Owners and Management

The following table contains information regarding the beneficial ownership of the company’s common stock by (i) each director and nominee for director of the company, (ii) each of our named executive officers (“NEOs”) included in the Summary Compensation Table, (iii) all company directors and executive officers as a group (including the NEOs) and (iv) all stockholders that are known to the company to be the beneficial owners of more than 5%

of the outstanding shares of the company’s common stock. Unless otherwise noted in the footnotes following the table, each person listed below has sole voting and investment power over the shares of common stock reflected in the table. Unless otherwise noted in the footnotes following the table, the information in the table is as of August 30, 2018 and the address of each person named is P.O. Box 34, Roseland, New Jersey, 07068.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent
Peter Bisson	9,460	*
Michael A. Bonarti	83,341	*
Richard T. Clark	24,745	*
Eric C. Fast	38,197	*
Edward B. Flynn(2)	64,036	*
Linda R. Gooden	32,756	*
Michael P. Gregoire	14,079	*
R. Glenn Hubbard	44,642	*
John P. Jones	53,956	*
Thomas J. Lynch	1,847	*
Dermot J. O’Brien	52,306	*
Scott F. Powers(3)	2,687	*
William J. Ready	8,446	*
Carlos A. Rodriguez	382,162	*
Jan Siegmund	176,893	*
Sandra S. Wijnberg	6,832	*
BlackRock, Inc.(4)	28,712,426	6.5%
The Vanguard Group, Inc.(5)	35,966,553	8.10%
Directors and executive officers as a group 27 persons, including those directors and executive officers named above(6)	1,446,130	*

Footnotes:

*	Indicates less than one percent.
(1)

Includes: (i) 395,821 shares that may be acquired upon the exercise of stock options that are exercisable on or prior to October 30, 2018 held by the following directors and executive officers: Mr. Jones (5,688), Mr. Bonarti (35,493), Mr. Flynn (23,514), Mr. O’Brien (18,660), Mr. Rodriguez (202,419), and Mr. Siegmund (110,047); and (ii) 623,495 shares subject to stock options held by the directors and executive officers as a group. Includes: (i) 110,628 shares that were acquired by the following executive officers in connection with the vesting of performance-based stock units based on the achievement of certain financial objectives for the fiscal year 2016 through fiscal year 2018 three-year performance period: Mr. Bonarti (9,197), Mr. Flynn (9,494), Mr. O’Brien (9,197) Mr. Rodriguez (66,124), and Mr. Siegmund (16,616); and (ii) 165,052 such shares acquired by the officers as a group. Includes shares issuable upon settlement of deferred stock units held by non-employee directors as follows: Mr. Bisson (9,460), Mr. Clark (24,745), Mr. Fast (38,197), Ms. Gooden (30,681), Mr. Gregoire (14,079), Mr. Hubbard (43,642), Mr. Jones (48,268), Mr. Lynch (1,237), Mr. Powers (1,237), Mr. Ready (8,446) and Ms. Wijnberg (6,832). Our directors do not have any voting rights with respect to these deferred stock units.

(2)	The number of shares owned by Mr. Flynn is based on information as of June 30, 2018, which was Mr. Flynn’s last day of employment with the company.

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Security Ownership of Certain Beneficial Owners and Management

(3)	Includes 1,450 shares held in trust.

(4)	Information is furnished in reliance on the Schedule 13G/A of BlackRock, Inc. (“BlackRock”) filed on January 29, 2018. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. BlackRock has sole dispositive power over 28,712,426 shares. BlackRock has sole voting authority over 23,887,551 shares and no voting authority over 4,824,875 shares. The 28,712,426 shares reported are owned, directly or indirectly, by BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, BlackRock Capital Management, Inc., BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited, BlackRock (Singapore) Limited, and BlackRock Fund Managers Ltd.

(5)	Information is furnished in reliance on the Schedule 13G/A of The Vanguard Group, Inc. (“Vanguard”) filed on February 12, 2018. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355. Vanguard shares dispositive power over 737,601 shares and has sole dispositive power over 35,228,952 shares. Vanguard has sole voting authority over 635,037 shares, shared voting authority over 117,598 shares and no voting authority over 35,331,516 shares.

(6)	Includes 1,450 shares held in trust and 404 shares held as custodian for a child.

27	|	Automatic Data Processing, Inc. – Proxy Statement

Equity Compensation Plan Information

The following table sets forth information as of June 30, 2018, regarding compensation plans under which the company’s equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column(a))
	(a)		(b)	(c)
Equity compensation plans approved
by stockholders	5,293,492	(1)	$86.67	19,532,478 (2)
Equity compensation plans not approved
by stockholders	0		$—	0
Total	5,293,492		$86.67	19,532,478

Footnotes:

(1)	Includes (i) 992,026 shares issuable under our performance-based stock unit (“PSU”) program in settlement of PSUs outstanding as of June 30, 2018 (based on actual performance and accrued dividend equivalents for performance periods ending on or prior to June 30, 2018, and assuming maximum performance for performance periods not yet completed), (ii) 51,041 shares issuable pursuant to deferred restricted stock units issued prior to June 30, 2018, (iii) 226,824 shares issuable upon settlement of deferred stock units held by our non-employee directors as of June 30, 2018, and (iv) 35,243 shares issuable in settlement of performance restricted stock units issued prior to June 30, 2018. The remaining balance of consists of 3,982,670 outstanding employee stock options and 5,688 outstanding stock options held by a non-employee director. Weighted average exercise price shown in column (b) of this table does not take into account PSUs or deferred stock units.

(2)	Includes 17,755,769 shares available for future issuance under the 2008 Omnibus Award Plan and 1,776,709 shares of common stock remaining available for future issuance under the Employees’ Savings-Stock Purchase Plan, each as of June 30, 2018. Approximately 194,672 shares of common stock were subject to purchase as of June 30, 2018, under the Employees’ Savings-Stock Purchase Plan.

Automatic Data Processing, Inc. – Proxy Statement	|	28

Proposal 2 Advisory Vote on Executive Compensation

We are asking stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure in the company’s proxy statement for the 2018 Annual Meeting of Stockholders.

The board of directors recommends a vote FOR this resolution because it believes that the policies and practices described in the Compensation Discussion and Analysis are effective in achieving the company’s goals of linking pay to executive performance and levels of responsibility, encouraging our executive officers to remain focused on both short-term and long-term financial and strategic goals of the company and linking executive performance to the creation of stockholder value.

We urge stockholders to read the Compensation Discussion and Analysis section appearing on pages 30 through 49 of this proxy statement, as well as the “Summary Compensation Table for Fiscal Year 2018” and related compensation tables and narrative appearing on pages 50 through 72 of this proxy statement, which provide detailed information on the company’s compensation policies and practices and the compensation of our named executive officers.

Stockholder Approval Required

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote thereon is required to approve the advisory resolution on executive compensation. Properly executed proxies will be voted as marked. Executed but unmarked proxies will be voted in favor of the advisory resolution on executive compensation. Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by the compensation committee or the board of directors.

Because we value our stockholders’ views, however, the compensation committee and the board of directors will consider carefully the results of this advisory vote when formulating future executive compensation policy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

29	|	Automatic Data Processing, Inc. – Proxy Statement

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis, or “CD&A,” section of this proxy statement discusses the material elements of our fiscal year 2018 executive compensation programs for the following persons, who are our named executive officers, or “NEOs”:

●	Carlos A. Rodriguez, our Chief Executive Officer;
●	Jan Siegmund, our Chief Financial Officer;
●	Edward B. Flynn, our former President, Global Enterprise Solutions;
●	Michael A. Bonarti, our General Counsel and Secretary; and
●	Dermot J. O’Brien, our Chief Transformation Officer.

Mr. Flynn’s last day of employment with the company was June 30, 2018.

The CD&A also provides an overview of our executive compensation philosophy and explains how the compensation committee of our board of directors arrives at specific compensation decisions involving the NEOs. In addition, the CD&A explains how our executive compensation programs are designed and operate with respect to our NEOs by discussing the following fundamental aspects of our compensation programs:

●	compensation principles;
●	cash compensation;
●	long-term incentive compensation; and
●	other compensation components and considerations (including retirement benefits and deferred compensation).

Executive Summary

Strong Stockholder Support for our Compensation Programs

The compensation committee continuously evaluates the degree to which our compensation programs link pay to performance, and takes steps to ensure that the program encourages our executive officers to remain focused on both the short-term and long-term financial and strategic goals of the company. Each year the compensation committee sets rigorous and challenging performance measures aligned to these company goals. We continue to believe that growth in revenue, adjusted EBIT (as defined on page 32), new business bookings(1) and net income are the most important measures of the successful execution of our objectives and the delivery of sustainable long-term stockholder value.

At our 2017 Annual Meeting of Stockholders, our stockholders approved the compensation of our fiscal year 2017 NEOs by a vote of approximately 93% in favor. Given this strong support and the company’s continued solid performance, the compensation committee retained the basic foundation of our overall compensation program during fiscal year 2018, but made certain changes as described in this CD&A to ensure that the program continued to support our key financial and strategic objectives.

1	For fiscal year 2018, our new business bookings definition includes annualized recurring revenues anticipated from sales orders to new and existing clients for Employer Services and Professional Employer Organization (“PEO”) Services and excludes revenue that is one-time in nature and excludes zero-margin PEO pass-through revenues.

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Compensation Discussion and Analysis

Fiscal Year 2018 Business Highlights

Our business strategy is based on three strategic pillars, which are designed to position ADP as the global market leader in human capital management (“HCM”) technology and services.

Strategic Pillars
Grow a complete suite of cloud-based HCM solutions
Grow and scale our market-leading HR Outsourcing solutions by leveraging our platforms and processes
Leverage our global presence to offer clients HCM solutions wherever they do business

Fiscal year 2018 reflected growing momentum from our multi-year investments in distribution, product, and operational initiatives. We accelerated the pace of our change and transformation through the launch of our next generation platforms, the completion of our mid-market migrations, our acquisitions of Global Cash Card and WorkMarket, the continued execution of our service alignment initiative, and the launch of our voluntary early retirement program.

ADP’s client-centric focus and drive to meet the evolving needs of the global HCM market through leading-edge product and unparalleled service delivered robust financial performance that contributed to an improvement in client retention and a sustained acceleration in our new business bookings. Other key business results in fiscal year 2018 continued to reflect a strong enterprise with solid revenue growth, improved margins, consistent, healthy cash flows and low capital expenditure requirements.

We continue to see ample opportunity to add value in new and innovative ways given our strong fiscal year 2018 performance and the momentum we have built from our investments in the business. Looking ahead to fiscal year 2019, we intend to continue to accelerate on our momentum through transformation and invest in our strategic initiatives while executing on margin opportunities. We believe our core strategy to create long-term shareholder value by balancing top line revenue growth and strong margins to drive earnings per share growth is working.

2018 Incentive Compensation Performance Metrics

Our financial performance impacted the compensation of our executive officers in several ways, most notably our annual cash bonus plan and performance-based stock unit (“PSU”) program. The compensation committee’s determination of incentive compensation under our annual cash bonus plan for our executive officers, including our NEOs, was based on fiscal year 2018 revenue growth, new business bookings growth, adjusted earnings before interest and taxes (“EBIT”) growth and strategic objectives. Targets and results exclude the impact of certain items pursuant to predetermined categories of parameters established by the compensation committee at the time that targets were set.

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Compensation Discussion and Analysis

Performance for all metrics, including the strategic objectives, are formulaically measured without the use of subjective judgment. Details with regard to the strategic objectives are provided on page 42 and the financial goals and performance results are summarized below.

Annual Cash Bonus Plan Measures	Plan Targets	Plan Results
Revenue Growth	5.9%	7.2%, excluding the impact of foreign currency fluctuations in excess of the fluctuations assumed in the target
New Business Bookings Growth	6.8%	8.0%
Adjusted EBIT Growth(1)	4.6%	7.2%, excluding the impacts of:

		●Charges related to transformation initiatives; ●Charges related to proxy contest matters; and ●Foreign currency fluctuation in excess of the fluctuation assumed in the target

1	Our adjusted EBIT measure excludes the impact of taxes, certain interest expense, certain interest income, and certain other items. We continue to include the interest income earned on investments associated with our client funds extended investment strategy and interest expense on borrowings related to our client funds extended investment strategy as we believe these amounts to be fundamental to the underlying operations of our business model. Refer to the table in Appendix A for a reconciliation from net earnings to adjusted EBIT for fiscal years 2018 and 2017.

The incentive compensation under our PSU program was based on net income growth for fiscal years 2017 and 2018 and, for PSU awards granted in fiscal year 2016, earnings per share growth. Targets and results exclude the impact of certain items pursuant to predetermined categories of parameters established by the compensation committee at the time the targets were set.

PSU Program Measures	Program Targets	Program Results
Net Income Growth	1.7%	4.2%, excluding the impacts of:

●Charges related to transformation initiatives;
●The Tax Cuts and Jobs Act;
●Accounting Standard Update 2016-09 on stock-based compensation;
●Charges related to proxy contest matters;
●Foreign currency fluctuations in excess of the fluctuations assumed in the target; and
●Acquisitions

Earnings Per Share (“EPS”) Growth	3.2%	5.7%, excluding the impacts of:

●Charges related to transformation initiatives;
●The Tax Cuts and Jobs Act;
●Accounting Standard Update 2016-09 on stock-based compensation;
●Charges related to proxy contest matters;
●Foreign currency fluctuations in excess of the fluctuations assumed in the target; and
●Acquisitions

Automatic Data Processing, Inc. – Proxy Statement	|	32

Compensation Discussion and Analysis

Elements of Compensation

The compensation committee of our board of directors determines the compensation of our chief executive officer and all other executive officers. When making decisions related to officers, including the NEOs (other than our chief executive officer), the committee considers recommendations from the chief executive officer. The following table summarizes the major elements of our fiscal year 2018 executive officer compensation programs.

Compensation Element	Objectives	Key Characteristics
Base Salary	To provide a fixed amount for performing the duties and responsibilities of the position	Determined based on overall performance, level of responsibility, pay grade, competitive compensation data and comparison to other company executives
Annual Cash Bonus	To motivate executive officers to achieve company-wide, business unit and strategic performance goals	Payment based on achievement of company-wide, business unit and strategic performance goals
Performance-Based Stock Unit ("PSU") Awards	To motivate executive officers to achieve certain longer-term goals and create long-term alignment with stockholders	Awards based on target growth in net income, with earned shares issued following applicable performance period
Stock Options	To align the interests of executive officers with long-term stockholders’ interests and ensure that realized compensation occurs only when there is a corresponding increase in stockholder value	Granted annually based on pay grades and individual performance, and vesting over four years

For fiscal year 2018, our NEOs received cash bonuses that averaged approximately 132.0% of target.

A payout percentage of 142% was achieved under our PSU program as a result of our fiscal year 2018 net income growth. This net income payout percentage applies to year 1 of the fiscal year 2018 award and to year 2 of the fiscal year 2017 award. These awards will be earned and issued following the end of the corresponding three-year performance period ending in fiscal years 2020 and 2019, respectively.

In addition, a payout percentage of 142% was achieved under our PSU program as a result of our fiscal year 2018 EPS growth and applies only to year 3 of the fiscal year 2016 award. The end of fiscal year 2018 marked the end of the three-year performance period for PSU awards granted in fiscal year 2016 as well as the use of EPS growth as a PSU program measure. Based on the average of the three fiscal years, these awards earned a payout percentage of 119%. As further described on page 44 of this proxy statement under “PSU Awards,” the payout percentages achieved for each of the individual three fiscal years in the applicable performance period are averaged to obtain the award level earned and issued as a percentage of target.

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Compensation Discussion and Analysis

The tables below illustrate the alignment between company performance and the incentive compensation paid to Mr. Rodriguez for fiscal year 2018:

*	Actual PSU performance of 119% based on cumulative three-year period for fiscal years 2016, 2017 and 2018.

The following is a summary of fiscal year 2018 total direct compensation for our NEOs:

Name	Base Salary	Annual Bonus	PSUs(1)(2)	Stock Options(1)	Total
Mr. Rodriguez	$1,055,000	$2,449,710	$5,334,900	$3,400,000	$12,239,610
Mr. Siegmund	$693,600	$894,700	$1,540,800	$750,000	$3,879,100
Mr. Flynn	$616,500	$888,400	$1,102,200	$630,000	$3,237,100
Mr. Bonarti	$544,600	$562,000	$1,074,900	$570,000	$2,751,500
Mr. O’Brien	$554,900	$572,700	$1,023,900	$540,000	$2,691,500

Footnotes:
1	Equity amounts are the grant date fair values for fiscal year 2018, which are the same amounts disclosed in the “Summary Compensation Table for Fiscal Year 2018” on page 50 of this proxy statement. Amounts are rounded for ease of presentation.

2	Only the grant date fair value, calculated in accordance with FASB ASC Topic 718, for the performance year in which performance targets are set is reported. The amounts for the PSU awards represent the grant date fair value of one third of the target awards for each of the fiscal years 2016, 2017 and 2018.

Good Governance and Best Practices

We are committed to ensuring that our compensation programs reflect principles of good governance. The following practices are key aspects of our programs:

✓

Pay for performance: We design our compensation programs to link pay to performance and levels of responsibility, to encourage our executive officers to remain focused on both the short-term and long-term financial and strategic goals of the company and to link executive performance to stockholder value.

✓

Annual say-on-pay vote: We hold an advisory say-on-pay vote to approve our NEO compensation on an annual basis, consistent with our stockholders’ advisory vote at our November 2017 stockholder meeting.

✓

Clawback policy: ADP’s Clawback Policy allows for the recovery of both cash and equity incentive compensation from any current or former executive who engages in any activity that is in conflict with or adverse to ADP’s interests, including fraud or conduct contributing to any financial restatements or irregularities.

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Compensation Discussion and Analysis

✓

Stock ownership guidelines: We maintain stock ownership guidelines to encourage equity ownership by our executive officers. Mr. Rodriguez’s stock ownership guideline is six times his base salary. The other NEOs have a stock ownership guideline of three times base salary. Executive officers whose ownership levels are below target ownership levels are required to retain as shares of common stock at least 75% of post-tax net gains on stock option exercises, and 75% of shares (net of taxes) received upon vesting of restricted stock or received under our PSU program.

✓

Double-trigger change in control payments: Our Change in Control Severance Plan for Corporate Officers includes “double-trigger” provisions, such that payments of cash and vesting of equity awards occur only if termination of employment without cause or with good reason occurs during the two-year period after a change in control.

✓	Limited perquisites: We provide limited perquisites that are viewed as consistent with our overall compensation philosophy.
✓

Independence of our compensation committee and advisor: The compensation committee of our board of directors, which is comprised solely of independent directors, utilizes the services of FW Cook as an independent compensation consultant. FW Cook reports to the compensation committee, does not perform any other services for the company other than in connection with an annual review of competitive director compensation for the nominating/corporate governance committee of our board of directors, and has no economic or other ties to the company or the management team that could compromise their independence and objectivity.

✓

Stockholder engagement: As described under “Stockholder Engagement Process” on page xi of this proxy statement, our investor engagement program promotes an active dialogue with our largest stockholders on a range of topics related to our strategy, corporate governance and executive compensation programs.

As part of our commitment to principles of good governance, we do not engage in the following practices:

✕	No-hedging policy: We prohibit our directors and executive officers from engaging in any hedging or similar transactions involving ADP securities.
✕	No-pledging policy: We prohibit our directors and executive officers from holding ADP securities in a margin account or pledging ADP securities as collateral for a loan.
✕

No repricing of underwater stock options without stockholder approval: We may not lower the exercise price of any outstanding stock options or otherwise provide economic value to the holders of underwater stock options in exchange for the forfeiture of such awards without stockholder approval.

✕	No discount stock options: The exercise price of our stock options is not less than 100% of the fair market value of our common stock on the date of grant.
✕	No IRC Section 280G or 409A tax gross-ups: We do not provide tax gross-ups under our change in control provisions or deferred compensation programs.
✕

No current dividends on unearned performance stock units: We do not pay dividends in respect of unearned PSUs; rather, dividend equivalents are accrued over the applicable performance period and are paid only if the units are earned and shares are issued at the end of the performance period.

Looking Forward

Commencing July 1, 2019, the company’s Supplemental Officers Retirement Plan (“SORP”) will be frozen. As part of the freeze, benefits under the SORP will continue to accrue through June 30, 2019; thereafter, participants will retain their accrued benefit with no future accruals due to pay and/or service. (The SORP was previously closed to new entrants in January 2014.) The compensation committee approved this change in 2017 in order to move to a total rewards mix more in line with market practice and the company’s peer group. Executive officers who no longer accrue benefits under the SORP after June 30, 2019 will be automatically enrolled in the Executive Retirement Plan. The target total direct compensation levels for our NEOs have been increased as part of this transition.

35	|	Automatic Data Processing, Inc. – Proxy Statement

Compensation Discussion and Analysis

Compensation Principles

We believe that compensation should be designed to create a direct link between performance and stockholder value. Five principles that guide our decisions involving executive compensation are that compensation should be:

●	based on (i) the overall performance of the company, (ii) the performance of each executive’s business unit and (iii) each executive’s individual performance;
●	closely aligned with the short-term and long-term financial and strategic objectives that build sustainable long-term stockholder value;
●	competitive, in order to attract and retain executives critical to our long-term success;
●	consistent with high standards of corporate governance and best practices; and
●	designed to dampen the incentive for executives to take excessive risks or to behave in ways that are inconsistent with the company’s strategic planning processes and high ethical standards.

Our compensation programs are designed so that target pay reflects relative levels of responsibility among our key executives, and such that the proportion of pay tied to operating performance and changes in stockholder value varies directly with the level of responsibility and accountability to stockholders. We assign all executives to pay grades by comparing their position-specific duties and responsibilities with market data and our internal management structure. Each pay grade has ranges for base salaries, total annual cash compensation and annual equity grants based on market competitive levels. Executives are positioned within these ranges based on a variety of factors, most notably their experience and skill set and their performance over time.

We design our performance-based compensation so that actual, realized compensation will vary relative to the target award opportunity based on performance. As such, actual compensation amounts may be above or below targeted levels depending on the overall performance of the company, performance of a business unit and achievement of strategic performance goals. We have adopted this compensation design to provide meaningful incentives for our key executives to achieve desired results. We also believe that it is important for our executive officers to have an ongoing long-term investment in the company as outlined on page 48 of this proxy statement under “Stock Ownership Guidelines.”

We have a clear strategy to maximize sustainable long-term stockholder value that includes balancing growth, profitability and risk, with clear financial goals that allow us to continue to innovate technologically and expand globally. Each year the compensation committee sets rigorous and challenging performance measures aligned to these objectives. We continue to believe that growth in revenue, adjusted EBIT, new business bookings and net income are the most important measures of the successful execution of our objectives and the delivery of sustainable long-term stockholder value.

In fiscal year 2018, we continued to engage with our investor community. We contacted stockholders representing more than 60% of our shares outstanding, and during fiscal year 2018, we discussed our strategy, corporate governance and executive compensation programs with stockholders representing over 40% of our shares outstanding. We observed that these investors were generally supportive of the linkage of our performance measures to our executive compensation program. As described under “Stockholder Engagement Process” on page xi of this proxy statement, we continue to engage with our stockholders on our executive compensation programs and we look forward to maintaining this ongoing dialogue as well as incorporating feedback into our plans as appropriate.

Automatic Data Processing, Inc. – Proxy Statement	|	36

Compensation Discussion and Analysis

Growth in revenue, adjusted EBIT and new business bookings are important performance measures in annual cash bonus determinations, and net income is used to determine the number of shares earned in a performance period under our PSU program. For awards granted in fiscal year 2016, earnings per share growth was used to determine the number of shares earned in a performance period. These performance criteria were chosen for the variable incentive plans because they focus our executive officers on the company’s long-term goals of increasing the growth and profitability of our business, which are the key drivers of sustainable increases in stockholder value.

Consistent with our pay-for-performance philosophy, our NEOs’ compensation is structured with a significant portion of their total compensation at risk. This at-risk compensation increased on a year-over-year basis as a proportion of the total target pay mix and includes long-term incentive awards, which are paid based on the performance of the company as a whole, and annual cash bonuses, which are paid on the basis of the bonus objectives established by the compensation committee as described below under “Fiscal Year 2018 Target Bonus Objectives.”

The mix of target total direct compensation (base salary, cash bonus and long-term incentive awards) for fiscal year 2018 was designed to deliver the following approximate proportions of total compensation to Mr. Rodriguez, our chief executive officer, and the other NEOs (on average) if company and individual target levels of performance are achieved. The target pay mix reflects the PSU target award based on the three-year target opportunity. Mr. Rodriguez’s higher portion of at-risk compensation reflects his greater responsibility for overall company performance.

Compensation Consultant

The compensation committee has engaged FW Cook to provide assistance with the design of our compensation programs, the development of comparative market-based compensation data for the chief executive officer position and the determination of the chief executive officer’s target compensation awards. The specific matters on which FW Cook provided advice in fiscal year 2018 were the market trends and regulatory developments in executive compensation and the design of executive compensation programs and practices, including the changes to chief executive officer pay levels and reviewing long-term incentive guidelines. In May 2017, FW Cook delivered to our compensation committee the results of a competitive assessment of compensation for use in determining fiscal year 2018 target compensation for Mr. Rodriguez. FW Cook also examined the mix of proposed PSU awards and stock option grants for our NEOs for fiscal year 2018 and confirmed that the proposals for the NEOs were reasonable and customary, given the company’s size and structure. In addition, in April 2018, FW Cook reviewed the company’s executive compensation peer group and recommended no changes for fiscal year 2019.

As part of its ongoing support to the compensation committee, FW Cook also reviews executive compensation disclosures (including this CD&A), reviews and provides comments on changes to the committee’s charter, advises on emerging trends and the implications of regulatory

37	|	Automatic Data Processing, Inc. – Proxy Statement

Compensation Discussion and Analysis

and governance developments, and reviews and provides commentary on materials and proposals prepared by management that are presented at the compensation committee’s meetings. In addition, during fiscal year 2018, FW Cook reviewed the design of our proposed 2018 Omnibus Award Plan and our nominating/corporate governance committee engaged FW Cook to review the design and competitiveness of our non-employee director compensation program.

The compensation committee determined that the work of FW Cook did not raise any conflicts of interest in fiscal year 2018. In making this assessment, the compensation committee considered the independence factors enumerated in Rule 10C-1(b) under the Securities Exchange Act of 1934, as amended, and applicable Nasdaq listing standards, including the level of fees received from the company as a percentage of FW Cook’s total revenue, the policies and procedures employed by FW Cook to prevent conflicts of interest, the fact that FW Cook does not provide any other services to the company (other than the director compensation program review), and whether the individual FW Cook advisers to the compensation committee own any stock of the company or have any business or personal relationships with members of the compensation committee or our executive officers.

Compensation Review and Determination

ADP uses a customized peer group to benchmark our executive officers’ pay levels and our financial performance in connection with pay-for-performance evaluations, as well as our practices concerning equity compensation and other executive compensation programs. The customized peer group was developed with assistance from FW Cook based upon the following criteria: comparable business model, company size, executive talent sources, competition for investor capital, companies considered by our investors to be our peers, and overall reasonableness. In connection with its annual review of the company’s peer group, the compensation committee has made changes for fiscal year 2018 to ensure that our peer group remains appropriate from the perspectives of business model comparability, revenue and market capitalization. Qualcomm Incorporated and Xerox Corporation have been removed due to M&A activity, which impacted business model comparability. CA, Inc., Intuit Inc., Paychex, Inc. and The Western Union Company have been removed due to their smaller revenue size. Marsh & McLennan Companies, Inc., PayPal Holdings, Inc., Salesforce.com, Inc. and Thomson Reuters Corporation were added due to business model, revenue and market capitalization alignment, resulting in an 18-company peer group for fiscal year 2018 compensation decisions.

Fiscal Year 2018 Compensation Peer Group

Accenture plc	eBay Inc.	Omnicom Group Inc.
Aon plc	Fidelity National Information Services, Inc.	PayPal Holdings, Inc.
CGI Group	Fiserv, Inc.	Salesforce.com, Inc.
Cognizant Technology Solutions Corp.	Leidos Holding, Inc.	TE Connectivity Ltd.
Discover Financial Services	Marsh & McLennan Companies, Inc.	Thomson Reuters Corporation
DXC Technology Company	MasterCard Incorporated	Visa Inc.

In benchmarking the total cash and long-term incentive compensation for the NEOs, the compensation committee reviewed the market compensation data from the customized peer group at its May 2017 meeting. The compensation committee considered that, compared with the peer group, the company compares at the 64th percentile of revenue and the 73rd percentile of market capitalization. Based on the four most recently reported quarters as of March 31, 2017, revenue among companies in the peer group ranged from approximately $5.6 billion to $33.8 billion, and market capitalization ranged from approximately $7.9 billion to $210.3 billion. The compensation committee also considered third-party survey data (including the Radford Global Technology Survey, the Towers Watson® U.S. General Industry Executive Database, the Hewitt Associates® Executive Total Compensation by Industry Survey, the Mercer U.S. General Industry

Automatic Data Processing, Inc. – Proxy Statement	|	38

Compensation Discussion and Analysis

Executive Database and the Equilar Inc.® Top 25 Database) as a reference point to understand general industry compensation practices.

The compensation committee examines summary compensation sheets detailing the amounts and mix of base salary, cash bonus, and long-term equity incentives for each of our NEOs, which compare the amounts and mix to competitive compensation practices. We generally target base salary, annual cash bonus and long-term equity incentives at the median of competitive compensation levels, but we will set individual executive targets above or below the median when warranted in the judgment of the compensation committee. The degree to which target compensation for an executive ranges above or below the median competitive rate is primarily based on each executive’s skill set and experience relative to market peers. Executives who are new in their roles and therefore less experienced than market peers are typically positioned lower in the range, whereas executives with more experience in their roles may be positioned higher in the range. The competitive positioning of Mr. Rodriguez’s target compensation continues to compare below the median of our customized peer group.

Differences in Compensation of Our NEOs

The compensation committee approved the pay mix for our chief executive officer, which is designed to be competitive when measured against the pay packages of other chief executive officers as indicated by the compensation study.

We have found that due to the broad responsibilities and the experience required for the chief executive officer position, compensation for chief executive officers in public companies that are similar in size to ours is significantly higher than compensation for their other NEOs.

When determining the compensation level for each of our executive officers, the compensation committee reviews each individual compensation element based on the previous year’s level, as well as how the proposed level of that individual compensation element for each executive officer would compare to the other executive officers. The aggregate level for each executive officer’s compensation is then compared against the executive’s previous year’s totals and against compensation of other executive officers of the company.

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Compensation Discussion and Analysis

Cash Compensation

Base Salary

Base salaries are a fixed amount paid to each executive for performing his or her normal duties and responsibilities. We determine the amount based on the executive’s overall performance, level of responsibility, pay grade, competitive compensation practices data, and comparison to other company executives. Based on these criteria, our NEOs received the following annual salary increases in fiscal year 2018:

Named Executive Officer (NEO)	Fiscal Year 2017 Salary	Increase	Fiscal Year 2018 Salary
Mr. Rodriguez	$1,030,000	2.4%	$1,055,000
Mr. Siegmund	$675,000	2.8%	$693,600
Mr. Flynn	$600,000	2.8%	$616,500
Mr. Bonarti	$530,000	2.8%	$544,600
Mr. O’Brien	$540,000	2.8%	$554,900

Salary increases for the NEOs were made effective July 1, 2017, the first day of the 2018 fiscal year.

Annual Cash Bonus

Overview

We paid our NEOs cash bonuses for fiscal year 2018 based on the attainment of company-wide, business unit, and strategic performance goals established at the beginning of the fiscal year.

For each executive officer, we establish a target bonus amount, which is initially expressed as a percentage of projected year-end annual base salary. For fiscal year 2018, these target bonus percentages ranged from 80% to 180% of base salary for the NEOs. We also assign a percentage value to each bonus component of each NEO’s annual cash bonus plan and then determine the target bonus amount linked to each component. We establish these performance ranges to provide our NEOs with a strong incentive to exceed the targets. The maximum bonus payment for our NEOs is 200% of the target bonus level. There is no minimum payment level, and no award is payable if threshold performance goals are not achieved.

The compensation committee establishes and approves annual target bonus objectives and award opportunities for each of our NEOs. In making these determinations, the compensation committee considers a variety of factors, including market data, each officer’s relative level of responsibility, and the chief executive officer’s recommendations for executives other than himself. Our NEOs participated in the discussions surrounding their bonus objectives so that they could provide input and understand the expectations of each bonus plan component, but they did not participate in the setting of the target award opportunities nor did they participate in the committee’s voting or deliberations regarding their individual compensation amounts. Each NEO receives a final version of his individualized bonus plan after it is approved by the compensation committee. Except in extraordinary circumstances, bonus objectives are not modified during the fiscal year, and no bonus objectives were modified for fiscal year 2018.

In August 2017, the compensation committee established a threshold corporate performance target based on adjusted EBIT margin. This metric must be met or exceeded before annual incentive awards are made to our NEOs. Once the threshold corporate performance target is achieved, each NEO becomes eligible to receive up to the maximum potential annual bonus.

When making final payout determinations, the compensation committee may exercise negative discretion to award less than the maximum potential bonus. Historically and for fiscal year 2018, this process allowed the entire amount of the annual incentive award to be considered performance-based and tax deductible under Section 162(m) of the Internal Revenue Code.

The compensation committee reviews the performance of each of our NEOs relative to his annual fiscal year bonus plan objectives at its regularly scheduled August meeting, which is the first meeting following the end of our fiscal year. Based on this review, the compensation committee determines and approves the annual cash bonuses for our executive officers.

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Compensation Discussion and Analysis

NEOs’ Fiscal Year 2018 Bonuses

Fiscal year 2018 target bonuses were the same as a percentage of base salary as in fiscal year 2017 for all the NEOs except for Mr. Rodriguez, whose target bonus percentage was increased from 160% to 180% to align closer to market median. The threshold corporate performance goal for fiscal year 2018 was adjusted EBIT margin of 15%. As the threshold performance level was achieved, the annual bonuses were based on the performance of the company and the business units as well as the strategic progress realized for the 2018 fiscal year against the NEOs’ bonus objectives. The approved annual cash bonuses are as follows:

Named Executive Officer (NEO)	Target Bonus as % of Base Salary	Target Bonus Amount	Maximum Bonus as % of Target	Actual Bonus Amount	Bonus Amount as % of Target
Mr. Rodriguez	180%	$1,899,000	200%	$2,449,710	129.0%
Mr. Siegmund	100%	$693,600	200%	$894,700	129.0%
Mr. Flynn	100%	$616,500	200%	$888,400	144.1%
Mr. Bonarti	80%	$435,680	200%	$562,000	129.0%
Mr. O’Brien	80%	$443,920	200%	$572,700	129.0%

Fiscal Year 2018 Target Bonus Objectives

The table below indicates the degree to which each target bonus objective for our NEOs was satisfied. The percentage of target bonus paid to each NEO is calculated as a weighted average of the percentages achieved for each individual objective.

	Mr. Rodriguez		Mr. Siegmund		Mr. Flynn		Mr. Bonarti		Mr. O’Brien
Bonus Objectives	Target Weight	Payout as % of Target	Target Weight	Payout as % of Target	Target Weight	Payout as % of Target	Target Weight	Payout as % of Target	Target Weight	Payout as % of Target
Revenue Growth	20.0%	143.3%	20.0%	143.3%	15.0%	143.3%	20.0%	143.3%	20.0%	143.3%
Adjusted EBIT Growth	20.0%	165.0%	20.0%	165.0%	20.0%	165.0%	20.0%	165.0%	20.0%	165.0%
New Business Bookings Growth	20.0%	124.0%	20.0%	124.0%	15.0%	124.0%	20.0%	124.0%	20.0%	124.0%
Business Unit Operating Income	—	—	—	—	10.0%	200.0%	—	—	—	—
Business Unit Client Retention	—	—	—	—	10.0%	191.3%	—	—	—	—
Strategic Objectives	40.0%	106.3%	40.0%	106.3%	30.0%	106.3%	40.0%	106.3%	40.0%	106.3%

The bonus objectives were designed to reward achievement of goals that are aligned with the key components of our financial and strategic success, the degree to which the NEOs have responsibility for overall company performance or individual business unit results, and to provide a set of common objectives that facilitate collaborative engagement. In setting target performance goals, we consider a variety of factors including our short- and long-range strategic plan and the annual budget reviewed by our board, the guidance provided by management on key elements of financial performance, and the key strategic objectives that are viewed as important leading indicators of our transformation, creation of long-term value and future success. The compensation committee established the following financial and strategic goals for our NEOs in August 2017 and the business unit goals for Mr. Flynn were established in September 2017:

Performance Metric	Threshold	Target	Stretch	Actual	Achievement
Revenue Growth	2.9%	5.9%	8.9%	7.2%	143.3%
Adjusted EBIT Growth(1)	0.6%	4.6%	8.6%	7.2%	165.0%
New Business Bookings Growth	1.8%	6.8%	11.8%	8.0%	124.0%

1	Refer to the table in Appendix A for a reconciliation from net earnings to adjusted EBIT for fiscal years 2018 and 2017.

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Compensation Discussion and Analysis

Achievement levels are, as a percentage of target, 50% for threshold performance, 100% for target performance, 200% for stretch performance, and 0% for below threshold performance. The targets for revenue growth and adjusted EBIT growth reflect an assumed impact of foreign currency fluctuations anticipated at the time the targets were established. For each metric described above, the award level achieved within each range, as a percentage of target, is determined by linear interpolation between the lower and upper bounds.

Strategic objectives for our NEOs are aligned with our key strategic goals to simplify, innovate and grow for fiscal year 2018. The percentage of target awarded for achievement of strategic objectives equals the average of the percentages achieved for each of the nine strategic objectives set forth below.

The targets for each strategic objective are established to be challenging and are measurable, quantifiable goals. There is no subjectivity applied to the calculation of performance against these objectives. The calculation of performance is formulaic to reflect the proportionate level of achievement relative to the target.

Strategic Objectives			Achievement
●	Simplify
	●	Increase percentage of revenues on strategic platforms	103.0%
	●	Reduce the number of U.S. non-sales locations	130.0%
	●	Reduce service complexity by reducing the percentage of service & implementation tools	102.6%
●	Innovate
	●	Increase spend in research & development (“R&D”) and increase the percentage spend on innovation R&D	100.6%
	●	Reduce number of low value service client contacts	48.0%
	●	Add clients on newest platforms	100.0%
●	Grow
	●	Achieve our client growth goal	138.0%
	●	Improve client experience by demonstrating improvement in net promoter scores	135.0%
	●	Continue focus on human capital by maintaining a threshold favorable associate engagement score as measured by our annual associate engagement survey conducted by a third party and by demonstrating quantifiable improvement in workforce diversity	99.1%

Long-Term Incentive Compensation Programs

We believe that long-term incentive compensation is a significant factor in attracting and retaining key executives and in aligning their interests directly with the interests of our stockholders. For fiscal year 2018, long-term incentives were awarded in the form of PSUs and stock option grants. In special situations, we selectively award time-based restricted stock. The compensation committee selected these awards because they ensure that the overall long-term incentive program is closely tied to changes in stockholder value and the degree to which critical operating objectives are attained and support our talent retention objectives.

For all of our NEOs except our chief executive officer, we target a long-term incentive compensation mix of 70% PSU awards and 30% stock options. For fiscal year 2018, the compensation committee approved a long-term incentive mix for the chief executive officer of 60% PSU awards and 40% stock options. The compensation

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Compensation Discussion and Analysis

committee believes that this incentive mix is appropriate for the chief executive officer because of his greater role in driving long-term stockholder value creation.

The compensation committee may also from time to time grant discretionary awards of time-based restricted stock to our executive officers. These awards are for special situations to assist us in the recruitment, promotion or retention of executive officers and are not considered in the target allocation of total long-term incentive compensation between PSU awards and stock option grants. In fiscal year 2018, none of the NEOs received a time-based restricted stock award.

As part of our annual market analysis of compensation data, we compare our long-term equity incentive grant values with competitive levels. We establish target long-term incentive award values and ranges for each executive level and set the midpoints of such ranges at the market median levels. The compensation committee reviews the target award values and ranges annually to ensure that the resulting awards remain generally consistent with our median compensation philosophy.

Prior to the beginning of each fiscal year, we analyze the target performance stock award and stock option grant levels to confirm that our desired target long-term incentive compensation values are appropriate in the context of the compensation studies referred to under “Compensation Review and Determination” above. When comparing our desired values to these compensation studies, we look at both equity elements in total.

The target long-term incentive mix approved for fiscal year 2018 grants is shown in the following chart:

1	PSUs reflect the entire PSU target award based on the three-year target opportunity.

At its May 2017 meeting, the compensation committee approved target awards of PSUs and stock options for all NEOs for fiscal year 2018, which were granted in September 2017. The PSU awards (based on the three-year target opportunity) will be earned and issued following the end of the three-year performance period in fiscal year 2020. The PSUs and stock option grants for fiscal year 2018 are summarized in the table below:

Named Executive Officer (NEO)	Target PSU Award(1)	Stock Options(1)	Total
Mr. Rodriguez	$5,100,000	$3,400,000	$8,500,000
Mr. Siegmund	$1,750,000	$750,000	$2,500,000
Mr. Flynn	$1,470,000	$630,000	$2,100,000
Mr. Bonarti	$1,300,000	$570,000	$1,900,000
Mr. O’Brien	$1,260,000	$540,000	$1,800,000

1	Amounts are rounded for ease of presentation.

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Compensation Discussion and Analysis

PSU Awards

Our PSU program is based on financial objectives that are measured over a three-year performance period consisting of three one-year net income performance goals. We believe that the three-year PSU program will further the company’s long-term financial goals by tying a substantial portion of the total compensation opportunity to multi-year performance and better promote talent retention by imposing a meaningful total vesting period. The fiscal year 2018 target award opportunity under the PSU program, which was granted in September 2017, will be earned and issued in September 2020 based upon the achievement of net income performance goals for fiscal years 2018, 2019 and 2020.

For purposes of our PSU awards, the performance goals and corresponding target award ranges are typically established and communicated to our executive officers (including the NEOs) in the first quarter of each respective fiscal year, and for the 2018 performance year were approved by the compensation committee in August 2017. After the conclusion of each fiscal year, the compensation committee confirms the performance results and determines the award achieved for such fiscal year, as a percentage of target, based on these results by using linear interpolation between the lower and upper bounds of the applicable percentage range. Under the PSU program, after the end of the three-year performance period, the award levels achieved as a percentage of target for each of the individual three fiscal years in the applicable performance period will be averaged to obtain the overall award level earned and issued as a percentage of target. However, notwithstanding the achievement of net income results (or, earnings per share results for fiscal year 2016 awards), if the company’s total stockholder return is not positive for the three-year performance period, the total number of PSUs awarded may not exceed 100% of the target award.

The PSU award earned will be credited with dividend equivalents from the grant date of the target award until the issuance date, assuming all dividends were reinvested in ADP stock at the time dividends are paid. The issuance of the total number of PSUs earned will be made in the form of shares of ADP stock in September following the conclusion of the three-year performance period.

Commencing with the fiscal year 2017 PSU awards, net income replaced earnings per share as the key performance metric used to calculate such awards. The compensation committee implemented this change because, like earnings per share, net income holds management accountable for the execution of our growth strategy and our focus on profitability but, unlike earnings per share, is unaffected by our share repurchase program. By eliminating the impact of share repurchases on our performance, and accordingly, on the determination of payouts under the PSU program, the committee believes that the program fosters greater management objectivity with regard to alternative uses of excess capital and a stronger line of sight between operational performance and payout. The use of earnings per share as a performance metric has concluded, as the end of fiscal year 2018 marked the end of the three-year performance period for the fiscal year 2016 PSU awards.

In August 2017, the compensation committee established net income and earnings per share growth goals and corresponding award ranges for fiscal year 2018 under the PSU program. Our net income growth and earnings per share growth for fiscal year 2018, as described in further detail above under “Fiscal Year 2018 Business Highlights,” were 4.2% and 5.7%, respectively, which resulted in an earned award level for the fiscal 2018 performance year in the amounts of 142% and 142% of target, respectively. The following table shows the annual net income and earnings per share targets, results and corresponding award levels achieved for fiscal years 2016, 2017 and 2018, in each case as a percentage of target:

FY	Performance Metric	Threshold	Target	Stretch	Actual	Achievement
2018	Net Income Growth	0.0%	1.7%	4.7%	4.2%	142%
2018	EPS Growth	1.2%	3.2%	6.2%	5.7%	142%
2017	Net Income Growth	3.6%	8.6%	13.6%	9.7%	111%
2017	EPS Growth	7.1%	10.1%	13.1%	11.7%	127%
2016	EPS Growth	10.5%	13.5%	16.5%	12.8%	88%

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Compensation Discussion and Analysis

Award levels achieved for each fiscal year in the three-year performance period are, as a percentage of target, 50% for threshold performance, 100% for target performance, 150% for stretch performance, and 0% for below threshold performance. The award level achieved within each range, as a percentage of target, is determined by linear interpolation between the lower and upper bounds. Dividends are paid only with respect to shares of ADP stock that have been issued in connection with PSUs earned. The end of fiscal year 2018 marks the end of the three-year performance period for PSU awards granted in fiscal year 2016. Based on the average of the three-fiscal years, these awards earned a payout percentage of 119%.

Stock Options

We grant stock options to our executive officers, which vest over four years. We determine target award ranges for each pay grade based on our annual review of our long-term incentive compensation program. The compensation committee determined and approved stock option grants for our chief executive officer as part of a review of his entire compensation package based on the guidance of its independent compensation consultant, FW Cook.

While the compensation committee can consider a stock option grant at any time for our executive officers, stock option grants are generally made in September on the same date PSU awards are granted. Additional stock option grants may be made to assist us in recruiting, promoting or retaining executive officers.

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Compensation Discussion and Analysis

Other Compensation Components and Considerations

In addition to the compensation components discussed above and the opportunity to participate in the same Employees’ Savings-Stock Purchase Plan and health and welfare benefits available to our U.S. associates generally, we offer our executive officers retirement benefits, deferred compensation, limited perquisites, and change in control and severance protection. We believe these additional benefits are fair, competitive, consistent with our overall compensation philosophy and designed to ensure that we can effectively retain our executive officers as well as effectively compete for executive talent.

Retirement Benefits

All executive officers can participate in the Automatic Data Processing, Inc. Retirement and Savings Plan (our 401(k) plan), including our NEOs. Our NEOs also participate in the Automatic Data Processing, Inc. Pension Retirement Plan, a tax-qualified, defined benefit, cash balance pension plan. The Pension Retirement Plan became closed to new participants as of January 2015. In addition, our NEOs participate in the Supplemental Officers Retirement Plan, which provides retirement benefits to our executive officers in excess of those generally available under the Pension Retirement Plan. The Supplemental Officers Retirement Plan was closed to new participants beginning in January 2014, and beginning on July 1, 2019, the Supplemental Officers Retirement Plan will be frozen; thereafter, participants will retain their accrued benefit with no future accruals due to pay and/or service. Our executive officers who do not participate in the Supplemental Officers Retirement Plan are automatically enrolled in the Automatic Data Processing, Inc. Executive Retirement Plan, which provides supplemental retirement benefits in excess of amounts available under our tax-qualified pension and other retirement plans. Our NEOs do not participate in the Executive Retirement Plan.

Deferred Compensation

Executive officers may defer all or a portion of their annual cash bonuses into a deferred compensation account. We make this program available to our executive officers to be competitive, to facilitate the recruitment of new executives and to provide our executive officers with a tax-efficient way to save for retirement. The company does not match deferrals for its NEOs or otherwise contribute any amounts to the NEOs’ deferred compensation amounts. Since the deferral accounts are made up of funds already earned by the executive officers, we do not consider the executive’s deferred account balances, or investment earnings or losses on such balances, when we make compensation decisions.

Perquisites

We provide each of our executive officers the use of automobiles leased by the company. Consistent with our policy towards all attendees, we pay for the spouses of our executive officers to accompany them to our annual sales President’s Club events. In addition, the ADP Foundation makes contributions that match the charitable gifts made by our executive officers up to a maximum of $20,000 per calendar year.

Finally, company policy permits Mr. Rodriguez to use the company’s aircraft for personal travel in order to maximize his business availability and productivity, provided that he reimburses the company for the aggregate incremental cost incurred by the company in connection with any such personal use.

We did not make any tax gross-up payments to our NEOs in fiscal year 2018.

Change in Control Arrangements

The Automatic Data Processing, Inc. Change in Control Severance Plan for Corporate Officers is designed to:
(i) retain our corporate officers (including the NEOs) and
(ii) align their interests with our stockholders’ interests so that they can consider transactions that are in the best interests of our stockholders and maintain their focus without concern regarding how any such transaction might personally affect them.

Our Change in Control Severance Plan for Corporate Officers is described in more detail below under “Potential Payments To Named Executive Officers Upon Termination or Change in Control.” Under this plan, our executive officers have separation entitlements that differ from one another. Mr. Rodriguez is entitled to severance equal to two times base salary and bonus upon termination of employment without cause or with good reason, while our other NEOs are entitled to severance equal to one and

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Compensation Discussion and Analysis

one-half times base salary and bonus. We believe that a higher severance multiple for our chief executive officer is needed in order to attract the individual we believe is best suited for the position. Our chief executive officer is the individual the public and our stockholders most closely identify as the face of the company. He has the greatest individual impact on our success, and he faces the greatest personal risks when the company takes risks. Our Change in Control Severance Plan for Corporate Officers also provides that the vesting of all unvested equity awards would be accelerated under qualifying termination scenarios based on a “double-trigger” in which payments of cash and vesting of equity awards occur only if termination of employment without cause or with good reason occurs during the two-year period after a change in control.

Corporate Officer Severance Plan

ADP’s Corporate Officer Severance Plan is for purposes of involuntary terminations other than for cause in the absence of a change in control. This plan is designed to: (i) attract and retain executive officers by a level of protection against involuntary job loss, (ii) provide an appropriate level of benefit to enable executive officers to transition to new employment, and (iii) secure restrictive covenants such as non-compete, non-solicitation, etc.

Our Corporate Officer Severance Plan is described in more detail below under “Potential Payments To Named Executive Officers Upon Termination or Change in Control.” Under a qualifying termination, executive officers receive 18 months of base salary continuation (24 months for the chief executive officer), prorated bonus for year of termination, and continuation of vesting of equity awards during the salary continuation period, subject to proration in respect of certain performance-based equity awards. In connection with his departure from the company, Mr. Flynn is receiving these payments in accordance with the terms of the Corporate Officer Severance Plan, as further set forth on page 69.

The severance formulas we use for executive officers are each designed to provide the level of temporary replacement income we feel is appropriate for that position.

Accounting and Tax Considerations

We consider accounting and tax implications when we design our equity-based and cash compensation programs and when we make awards or grants. Historically, and through fiscal year 2018, Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to public companies for compensation over $1,000,000 paid to “covered employees” (which are defined as our NEOs, other than the chief financial officer). However, qualifying performance-based compensation was not subject to the deduction limit if certain requirements were met. As a result, we strove to make only those cash and equity-based awards and grants that may have qualified as performance-based compensation or that we otherwise could deduct when determining our corporate taxes.

Our stockholders previously approved incentive plans (including our amended and restated 2008 Omnibus Award Plan) that were intended to permit the company to make equity-based awards and cash bonuses that would have qualified as performance-based compensation for purposes of Section 162(m). However, the overriding consideration when evaluating the pay level or design component of any portion of our executives’ compensation is the effectiveness of the pay component and the stockholder value that management and the compensation committee believe the pay component reinforces. The compensation committee has, however, awarded compensation that was not deductible under Section 162(m) when, in the exercise of the committee’s judgment, it would be in the best interests of the company and its stockholders to do so. For example, the portion of our chief executive officer’s base salary above $1,000,000 was not tax deductible.

The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to any “covered employee” in excess of $1 million will not be deductible, unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. A “covered employee” under Section 162(m) is any employee who has served as our CEO, CFO or other NEO for tax years after December 31, 2016. Despite our efforts to structure our annual and long-term incentive compensation plans and stock option grants for our covered employees to

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Compensation Discussion and Analysis

maximize the tax deductibility of the payments, the rules and regulations promulgated under Section 162(m) are complicated, and may change from time to time, and the scope of the transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit is uncertain. As such, there can be no guarantee that compensation intended to satisfy the requirements for tax deductibility in fact will.

Clawback Policy

We adopted a Clawback Policy in fiscal year 2015 that provides the compensation committee with discretion to recover both cash and equity incentive compensation from all current and former executives. A recipient’s award may be forfeited and required to be recovered, as applicable, if the recipient engages in activity that is in conflict with or adverse to our interests, including but not limited to fraud or conduct contributing to any financial restatements or irregularities, or if the recipient violates a restrictive covenant.

No-Hedging and No-Pledging Policy

Our insider trading policy prohibits our directors and executive officers from engaging in any hedging or similar transactions involving ADP securities. Our insider trading policy also prohibits our directors and executive officers from holding ADP securities in a margin account or pledging ADP securities as collateral for a loan.

Stock Ownership Guidelines

The compensation committee has established stock ownership guidelines to encourage equity ownership by our executive officers in order to reinforce the link between their financial interests and those of our stockholders. We set the stock ownership guidelines on the basis of each executive officer’s pay grade, expressed as a multiple of the executive officer’s base salary on the first day of the fiscal year. Stock ownership (as defined under the guidelines) consists of stock owned outright by the executive officer or beneficially through ownership by direct family members (spouses and/or dependent children).

Under our stock ownership guidelines, Mr. Rodriguez is expected to own an amount of our stock equal in value to six times his base salary and our other NEOs are expected to own an amount of our stock equal in value to three times their respective base salaries. Executive officers whose ownership levels are below the minimum required levels are required to retain as shares of common stock at least 75% of post-tax net gains on stock option exercises, and 75% of shares (net of taxes) received upon vesting of restricted stock or received under our PSU program. As of the end of fiscal year 2018, all NEOs met the stock ownership guidelines.

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Compensation Committee Report

The compensation committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis section of the company’s 2018 proxy statement. Based on its review and discussions with management, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the company’s 2018 proxy statement.

Compensation Committee of the Board of Directors

Richard T. Clark, Chair
Eric C. Fast
R. Glenn Hubbard
Thomas J. Lynch

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Compensation of Executive Officers

Summary Compensation Table for Fiscal Year 2018

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Carlos A. Rodriguez	2018	$1,055,000	$0	$5,334,938	$3,399,988	$2,449,710	$185,313	$64,091	$12,489,040
President and Chief	2017	$1,030,000	$0	$4,350,006	$2,999,991	$1,384,300	$806,428	$64,975	$10,635,700
Executive Officer	2016	$1,000,000	$0	$3,318,779	$2,599,995	$1,600,000	$2,284,506	$64,683	$10,867,963
Jan Siegmund	2018	$693,600	$0	$1,540,795	$749,998	$894,700	$281,423	$61,833	$4,222,349
Chief Financial Officer	2017	$675,000	$0	$1,681,969	$532,498	$567,000	$350,958	$67,842	$3,875,267
	2016	$650,000	$0	$1,578,039	$419,988	$688,400	$833,052	$60,621	$4,230,100
Edward B. Flynn	2018	$616,500	$0	$1,102,234	$630,000	$888,400	$292,433	$49,118	$3,578,685
Former President,	2017	$579,167	$0	$2,718,044	$374,997	$454,200	$312,692	$60,606	$4,499,706
Global Enterprise	2016	$525,000	$0	$566,948	$239,999	$556,000	$618,477	$60,905	$2,567,329
Solutions
Michael A. Bonarti	2018	$544,600	$0	$1,074,896	$569,993	$562,000	$160,132	$47,954	$2,959,575
General Counsel and	2017	$530,000	$0	$734,393	$404,995	$356,200	$195,572	$49,132	$2,270,292
Secretary	2016	$510,000	$0	$561,115	$232,498	$432,100	$422,449	$50,218	$2,208,380
Dermot J. O’Brien	2018	$554,900	$0	$1,023,904	$539,998	$572,700	$183,911	$53,893	$2,929,306
Chief Transformation	2017	$540,000	$0	$718,259	$374,997	$362,900	$153,359	$52,749	$2,202,264
Officer	2016	$520,000	$0	$1,081,293	$232,498	$440,500	$287,850	$36,689	$2,598,830

(1)	Amounts set forth in the Stock Awards and Option Awards columns represent the aggregate grant date fair value of awards granted in fiscal years 2018, 2017 and 2016 computed in accordance with FASB ASC Topic 718, disregarding estimates of forfeitures related to service-based vesting conditions. For additional information about the assumptions used in these calculations, see Note 11 to our audited consolidated financial statements for the fiscal year ended June 30, 2018 included in our annual report on Form 10-K for the fiscal year ended June 30, 2018. The amounts shown in the Stock Awards column in respect of the performance-based stock unit awards (“PSU”) reflect the grant date fair value of such awards based upon the probable outcome of the performance condition as of the grant date. The awards for fiscal year 2018 are comprised of PSU awards. Consistent with the requirements of ASC Topic 718, the amounts relating to the PSU awards for fiscal year 2018 represent the sum of (i) the grant date fair value of the third of three tranches of the PSU award that was granted in September 2015, (ii) the grant date fair value of the second of three tranches of the PSU award that was granted in September 2016 and (iii) the grant date fair value of the first of three tranches of the PSU award that was granted in September 2017, reflecting that the EPS goal for the tranche relating to the September 2015 award, and the net income goal for the tranches relating to the September 2016 and September 2017 awards, were established in fiscal year 2018. The amount relating to the PSU awards for fiscal year 2017 represents the grant date fair value of the third of three tranches of the PSU award that was granted in September 2014, the second of three tranches of the PSU award that was granted in September 2015, and the first of three tranches of the PSU award that was granted in September 2016, reflecting that the EPS goal for the tranches relating to the September 2014 and September 2015 awards, and the net income goal for the tranche relating to the September 2016 award, were established in fiscal year 2017; and the amount relating to the PSU awards for fiscal year 2016 represents the grant date fair value of the third of three tranches of the PSU award that was granted in September 2013, the second of three tranches of the PSU award that was granted in September 2014, and the first of three tranches of the PSU award that was granted in September 2015, reflecting that the EPS goal for such tranches was established in fiscal year 2016. Remaining portions of the fiscal year 2018 award will be linked to net income goals for fiscal year 2019 and fiscal year 2020 and will be reported in the Summary Compensation Table in such fiscal years; and the remaining portion of the fiscal year 2017 award will be linked to the net income goal for fiscal year 2019 and will be reported in such fiscal year. The grant date fair value of the PSU awards granted in fiscal years 2018, 2017, and 2016, respectively, assuming achievement of the maximum level of performance are: Mr. Rodriguez, $8,002,407, $6,525,009, and $4,978,168; Mr. Siegmund, $2,311,193, $1,773,053, and $1,467,066; Mr. Flynn, $1,653,351, $1,077,119, and $850,421; Mr. Bonarti, $1,612,344, $1,101,589, and $841,672; and Mr. O’Brien, $1,535,856, $1,077,389, and $872,004.

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Compensation of Executive Officers

(2)	Performance-based bonuses paid under the annual cash bonus plan are shown in this column. A discussion of our annual cash bonus plan may be found in our Compensation Discussion and Analysis under “Cash Compensation - Annual Cash Bonus”.

(3)	Amounts shown reflect the aggregate increase during the last fiscal year in the present value of the executive’s benefit under our tax-qualified cash balance pension plan, the Automatic Data Processing, Inc. Pension Retirement Plan, and our non-qualified supplemental retirement plan, the Supplemental Officers Retirement Plan. There were no above-market or preferential earnings on nonqualified deferred compensation. The Pension Retirement Plan and the Supplemental Officers Retirement Plan provide benefits in the form of a lump sum and/or an annuity. We calculated the present value as of June 30, 2015 based on the RP-2014 white collar mortality table (projected generationally using scale MP-2014 for both plans and applying a white collar adjustment for the Supplemental Officers Retirement Plan only), a 3.25% interest crediting rate for the pension plan, and a 4.25% discount rate; the present value as of June 30, 2016 is based on the RP-2014 mortality table with post-2006 improvements removed (projected generationally using scale MP-2015 for both plans and applying a white collar adjustment for the Supplemental Officers Retirement Plan only), a 3.25% interest crediting rate for the pension plan, and a 3.4% discount rate; the present value as of June 30, 2017 is based on the RP-2014 white collar mortality table with post-2006 improvements removed (projected generationally using scale MP-2016), a 3.25% interest crediting rate for the pension plan, and a 3.7% discount rate; and the present value as of June 30, 2018 is based on the RP-2014 white collar mortality table with post-2006 improvements removed (projected generationally using scale MP-2017), a 3.25% interest crediting rate for the pension plan, and a 4.10% discount rate.

(4)	Please refer to the “All Other Compensation for Fiscal Year 2018” table below for further information.

All Other Compensation for Fiscal Year 2018

Name	Other Benefits (1)	Matching Charitable Contributions (2)	Total
Carlos A. Rodriguez	$44,091	$20,000	$64,091
Jan Siegmund	$41,833	$20,000	$61,833
Edward B. Flynn	$41,618	$7,500	$49,118
Michael A. Bonarti	$27,954	$20,000	$47,954
Dermot J. O’Brien	$31,593	$22,300	$53,893

(1)	Other Benefits include:
(a)

Actual cost to the company of leasing automobiles (and covering related maintenance, registrations and insurance fees) used for personal travel: Mr. Rodriguez, $28,414; Mr. Siegmund, $29,332; Mr. Flynn, $29,196; Mr. Bonarti, $15,646; and Mr. O’Brien, $21,164.

	(b)	Amount paid by the company on behalf of the executives and their spouses or significant others who accompanied them in connection with travel sponsored by the company: Mr. Rodriguez, $3,176.
(c)

Matching contributions to the company’s Retirement and Savings Plan (available to the company’s associates generally): Mr. Rodriguez, $11,445; Mr. Siegmund, $11,445; Mr. Flynn, $11,445; Mr. Bonarti, $11,445; and Mr. O’Brien, $9,550.

(d)

Life insurance and accidental death and dismemberment premiums paid by the company (available to the company’s associates generally): Mr. Rodriguez, $1,056; Mr. Siegmund, $1,056; Mr. Flynn, $977; Mr. Bonarti, $863; and Mr. O’Brien, $879.

(e)

Other benefits include personal travel on the company’s aircraft by Mr. Rodriguez and his immediate family. Mr. Rodriguez’s immediate family may also occasionally accompany him on the company’s aircraft when he is traveling on company business. Pursuant to company policy, Mr. Rodriguez reimbursed the company for the amount of aggregate incremental cost incurred by the company in connection with any such personal use. Incremental cost is calculated by multiplying the personal flight time including empty aircraft positioning time, by the aircraft’s hourly variable operating cost. Variable operating cost includes maintenance, fuel, cleaning, landing fees, flight fees, catering, and crew travel expenses, including hotels, meals and transportation.

(2)

Reflects matching charitable contributions made by the ADP Foundation in an amount not to exceed $20,000 in a calendar year in respect of any given named executive officer’s charitable contributions for that calendar year. Amounts may exceed $20,000 because, while matching charitable contributions are limited to $20,000 in a calendar year, this table reflects matching charitable contributions for the fiscal year ended June 30, 2018.

51	|	Automatic Data Processing, Inc. – Proxy Statement

Compensation of Executive Officers

Grants of Plan-Based Awards Table for Fiscal Year 2018

		Date of	Plan Under which Grant		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date(1)	Corporate Action	was Made(2)		Threshold $	Target $	Maximum $	Threshold #	Target #	Maximum #	or Units #	Underlying Options #	Awards ($/Share)	Awards ($)(4)
(a)	(b)	(bb)			(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
			Cash
Carlos A. Rodriguez			Bonus		$0	$1,899,000	$3,798,000
	9/1/2017	8/1/2017	PSU	(5)				8,655	17,310	25,965				$1,858,229
	9/1/2017	8/1/2017	PSU	(6)				8,275	16,551	24,826				$1,776,714
	9/1/2017	8/1/2017	PSU	(7)				7,918	15,836	23,754				$1,699,995
			Stock
	9/1/2017	5/31/2017	Options									194,285	$107.35	$3,399,988
			Cash		$0	$693,600	$1,387,200
Jan Siegmund			Bonus
	9/1/2017	8/1/2017	PSU	(5)				2,175	4,350	6,525				$466,937
	9/1/2017	8/1/2017	PSU	(6)				2,285	4,570	6,855				$490,554
	9/1/2017	8/1/2017	PSU	(7)				2,717	5,434	8,151				$583,304
			Stock
	9/1/2017	5/31/2017	Options									42,857	$107.35	$749,998
			Cash		$0	$616,500	$1,233,000
Edward B. Flynn			Bonus
	9/1/2017	8/1/2017	PSU	(5)				1,243	2,485	3,728				$266,801
	9/1/2017	8/1/2017	PSU	(6)				1,609	3,218	4,827				$345,452
	9/1/2017	8/1/2017	PSU	(7)				2,282	4,564	6,847				$489,981
			Stock
	9/1/2017	5/31/2017	Options									36,000	$107.35	$630,000
			Cash		$0	$435,680	$871,360
Michael A. Bonarti			Bonus
	9/1/2017	8/1/2017	PSU	(5)				1,204	2,408	3,612				$258,463
	9/1/2017	8/1/2017	PSU	(6)				1,738	3,476	5,214				$373,113
	9/1/2017	8/1/2017	PSU	(7)				2,065	4,130	6,195				$443,320
			Stock
	9/1/2017	5/31/2017	Options									32,571	$107.35	$569,993
			Cash		$0	$443,920	$887,840
Dermot J. O’Brien			Bonus
	9/1/2017	8/1/2017	PSU	(5)				1,204	2,408	3,612				$258,463
	9/1/2017	8/1/2017	PSU	(6)				1,609	3,218	4,827				$345,452
	9/1/2017	8/1/2017	PSU	(7)				1,956	3,912	5,869				$419,989
			Stock
	9/1/2017	5/31/2017	Options									30,857	$107.35	$539,998

(1)	The grant dates shown in column (b) of the table were determined pursuant to FASB ASC Topic 718. The dates shown in column (bb) are the dates on which our compensation committee set target award amounts under the PSU program and approved the Stock Option award amounts.

(2)	PSU refers to our performance-based stock unit award program under our amended and restated 2008 Omnibus Award Plan (“2008 Omnibus Award Plan”). Stock options were also granted under our 2008 Omnibus Award Plan.

(3)	No payouts will be made if actual performance is below threshold level.
(4)	We computed the grant date fair value of each PSU award and option grant shown in column (l) in accordance with FASB ASC Topic 718, disregarding estimates of forfeitures related to service-based vesting conditions. For additional information about the assumptions used in these calculations, see Note 11 to our audited consolidated financial statements for the fiscal year ending June 30, 2018 included in our annual report on Form 10-K for the fiscal year ended June 30, 2018.

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Compensation of Executive Officers

(5)	Consistent with the requirements of ASC Topic 718, the amount represents the third of three tranches of the PSU award that was granted in September 2015 for which the grant date fair value was established in September 2017. The units earned from this award will be paid out in September 2018.

(6)	Consistent with the requirements of ASC Topic 718, the amount represents the second of three tranches of the PSU award that was granted in September 2016 for which the grant date fair value was established in September 2017. The units earned from this award will be paid out in September 2019.

(7)	Consistent with the requirements of ASC Topic 718, the amount represents the first of three tranches of the PSU award that was granted in September 2017 for which the grant date fair value was established in September 2017. The units earned from this award will be paid out in September 2020.

Restricted Stock/Performance Stock Units

We grant restricted stock under our amended and restated 2008 Omnibus Award Plan (“2008 Omnibus Award Plan”). Restricted stock awards vest over periods determined by our compensation committee. In fiscal year 2014, we introduced a performance-based stock unit (“PSU”) program based on financial objectives that are measured over a three-year performance cycle comprised of three one-year performance periods. This three-year PSU program replaced our performance-based restricted stock program for senior executives. If, after completion of the first measurement year of the three-year performance period, a participant’s employment with the company is terminated prior to the expiration of the performance period due to death, disability or retirement (defined as voluntary termination of employment at or after age 65, or age 55 with 10 years of service), a participant will be entitled to receive a prorated portion (based on the number of completed months in the performance period through the date of termination of employment, divided by 36) of the PSUs earned for such performance period (which, in the case of death or disability, including any death or disability occurring after retirement, will be determined by assuming

100% achievement for each measurement year in the performance period not completed prior to the participant’s death or disability).

Recipients of PSU awards will be entitled to receive dividends paid only with respect to shares of stock that have been earned. We require that executives agree to be bound by a restrictive covenant containing non-compete, non-solicitation, and confidentiality obligations as a condition to the grant.

Restricted stock and PSU awards under our 2008 Omnibus Award Plan allow the compensation committee to cause a recipient’s award to be forfeited, and to require the recipient to pay to the company any gain realized on the award (the fair market value, on the applicable vesting date, of the shares delivered to the participant), if the recipient engages in an activity that is in conflict with or adverse to the company’s interests, including but not limited to fraud or conduct contributing to any financial restatements or irregularities, or if the recipient violates a restrictive covenant.

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Compensation of Executive Officers

Stock Options

We grant stock options under our 2008 Omnibus Award Plan with an exercise price equal to our closing stock price on the date of grant. No option may be exercised after the expiration of its ten-year term. We require that executives agree to be bound by a restrictive covenant containing non-compete, non-solicitation, and confidentiality obligations as a condition to the grant.

Stock options granted under our 2008 Omnibus Award Plan become fully vested and exercisable upon the death or disability of an option holder who (i) is an active employee, (ii) satisfied the company’s retirement criteria and retired on or after age 55 with 10 years of service (“Normal Retirement”), or (iii) retired in the previous twelve months on or after age 55 with between five and 10 years of service. Stock options will continue to vest following a Normal Retirement that occurs after the first anniversary of an option’s grant date.

Vested options granted under our 2008 Omnibus Award Plan may generally be exercised for up to 60 days following an option holder’s termination of employment with the company (or per past company practice, the severance end date, if later), provided that:

●	option holders who retire on or after Normal Retirement will have 37 months following retirement (or per past company practice, the severance end date, if later) to exercise their vested options (subject to extension in the case of subsequent death);
●	option holders who retire on or after age 55 with between five and 10 years of service will have 12 months following retirement (or per past company practice, the severance end date, if later) to exercise their vested options (subject to extension in the case of subsequent death);

●	option holders who die or become disabled on or after eligibility for Normal Retirement will have 36 months following their death or disability to exercise their vested options (subject to extension in the case of subsequent death following a disability); and

●	option holders who were not eligible for Normal Retirement on the date of death or disability will have 12 months following their death or disability to exercise their vested options (subject to extension in the case of subsequent death following a disability).

Stock option awards under our 2008 Omnibus Award Plan allow our compensation committee to cause a recipient’s award to be forfeited, and to require the recipient to pay to the company any option gain, if the recipient engages in an activity that is in conflict with or adverse to the company’s interests, including but not limited to fraud or conduct contributing to any financial restatements or irregularities, or if the recipient violates a restrictive covenant.

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Compensation of Executive Officers

Outstanding Equity Awards for Fiscal Year-End 2018

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)		(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Carlos A. Rodriguez	1/22/2015		36,364	$86.61	1/21/2025
	9/1/2015		98,784	$75.10	8/31/2025
	9/1/2016	52,228	156,685	$90.63	8/31/2026
	9/1/2017		194,285	$107.35	8/31/2027
	9/1/2016							41,873	$5,616,869
	9/1/2017							22,487	$3,016,422
Jan Siegmund	1/23/2014	36,403		$69.72	1/22/2024
	1/22/2015	20,454	6,818	$86.61	1/21/2025
	9/1/2015	15,957	15,957	$75.10	8/31/2025
	9/1/2016	9,270	27,812	$90.63	8/31/2026
	9/1/2017		42,857	$107.35	8/31/2027
	7/1/2014					8,492	$1,139,156
	6/30/2015					2,493	$334,411
	9/14/2015					7,716	$1,035,024
	8/2/2016					5,683	$762,318
	9/1/2016							11,561	$1,550,827
	9/1/2017							7,716	$1,034,998
Edward B. Flynn	1/23/2014	5,973		$69.72	1/22/2024
	1/22/2015	11,013	3,672	$86.61	1/21/2025
	9/1/2015		9,119	$75.10	8/31/2025
	9/1/2016	6,528	19,586	$90.63	8/31/2026
	9/1/2017		36,000	$107.35	8/31/2027
	12/1/2016					17,542	$2,353,084
	9/1/2016							8,142	$1,092,106
	9/1/2017							6,481	$869,409

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Compensation of Executive Officers

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)		(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Michael A. Bonarti	1/22/2015		3,672	$86.61	1/21/2025
	9/1/2015	8,833	8,834	$75.10	8/31/2025
	9/1/2016	7,050	21,153	$90.63	8/31/2026
	9/1/2017		32,571	$107.35	8/31/2027
	9/1/2016							8,793	$1,179,552
	9/1/2017							5,864	$786,614
Dermot J. O’Brien	1/22/2015		3,803	$86.61	1/21/2025
	9/1/2015		8,834	$75.10	8/31/2025
	9/1/2016		19,586	$90.63	8/31/2026
	9/1/2017		30,857	$107.35	8/31/2027
	6/30/2016					5,442	$729,990
	9/1/2016							8,142	$1,092,106
	9/1/2017							5,556	$745,217

(1)	Market value based on the June 29, 2018 closing price of our common stock of $134.14 per share.
(2)	The amount shown for the PSU award granted on September 1, 2016 includes only units relating to two thirds of the full target award for which a net income goal has been established, and reflects the number of units earned based on performance against the net income goal for fiscal years 2017 and 2018. The amount shown for the PSU award granted on September 1, 2017 includes only units relating to one third of the full target award for which a net income goal has been established, and reflects the number of units earned based on performance against the related goal for fiscal year 2018. All amounts exclude accrued dividend equivalents. In each case, the amounts shown are subject to potential reduction based on our actual TSR performance over the entire three-fiscal-year period ending June 30, 2019 and June 30, 2020, respectively.

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Compensation of Executive Officers

Outstanding Equity Vesting Schedule for Fiscal Year-End 2018

	Option Awards		Stock Awards
	Grant Date	Vesting from Grant date	Grant or Award Date	Vesting Schedule
Carlos A. Rodriguez	1/22/2015	25% vested on 1/22/2016	9/1/2016	100% vests on 6/30/2019
		25% vested on 1/22/2017	9/1/2017	100% vests on 6/30/2020
25% vested on 1/22/2018
25% vests on 1/22/2019
	9/1/2015	25% vested on 9/1/2016
25% vested on 9/1/2017
25% vests on 9/1/2018
25% vests on 9/1/2019
	9/1/2016	25% vested on 9/1/2017
25% vests on 9/1/2018
25% vests on 9/1/2019
25% vests on 9/1/2020
	9/1/2017	25% vests on 9/1/2018
25% vests on 9/1/2019
25% vests on 9/1/2020
25% vests on 9/1/2021
Jan Siegmund	1/22/2015	25% vested on 1/22/2016	7/1/2014	50% vests on 7/1/2018
		25% vested on 1/22/2017		50% vests on 7/1/2019
		25% vested on 1/22/2018	6/30/2015	50% vested on 6/30/2018
		25% vests on 1/22/2019		50% vests on 6/30/2019
	9/1/2015	25% vested on 9/1/2016	9/14/2015	50% vests on 7/1/2018
		25% vested on 9/1/2017		50% vests on 7/1/2019
		25% vests on 9/1/2018	8/2/2016	50% vests on 7/1/2018
		25% vests on 9/1/2019		50% vests on 7/1/2019
	9/1/2016	25% vested on 9/1/2017	9/1/2016	100% vests on 6/30/2019
		25% vests on 9/1/2018	9/1/2017	100% vests on 6/30/2020
25% vests on 9/1/2019
25% vests on 9/1/2020
	9/1/2017	25% vests on 9/1/2018
25% vests on 9/1/2019
25% vests on 9/1/2020
25% vests on 9/1/2021
Edward B. Flynn	1/22/2015	25% vested on 1/22/2016	12/1/2016	16% vested on 12/1/2017
		25% vested on 1/22/2017		42% vests on 12/1/2018
		25% vested on 1/22/2018		42% vests on 12/1/2019
		25% vests on 1/22/2019	9/1/2016	100% vests on 6/30/2019
	9/1/2015	25% vested on 9/1/2016	9/1/2017	100% vests on 6/30/2020
25% vested on 9/1/2017
25% vests on 9/1/2018
25% vests on 9/1/2019

57	|	Automatic Data Processing, Inc. – Proxy Statement

Compensation of Executive Officers

	Option Awards		Stock Awards
	Grant Date	Vesting from Grant date	Grant or Award Date	Vesting Schedule
	9/1/2016	25% vested on 9/1/2017
25% vests on 9/1/2018
25% vests on 9/1/2019
25% vests on 9/1/2020
	9/1/2017	25% vests on 9/1/2018
25% vests on 9/1/2019
25% vests on 9/1/2020
25% vests on 9/1/2021
Michael A. Bonarti	1/22/2015	25% vested on 1/22/2016	9/1/2016	100% vests on 6/30/2019
		25% vested on 1/22/2017	9/1/2017	100% vests on 6/30/2020
25% vested on 1/22/2018
25% vests on 1/22/2019
	9/1/2015	25% vested on 9/1/2016
25% vested on 9/1/2017
25% vests on 9/1/2018
25% vests on 9/1/2019
	9/1/2016	25% vested on 9/1/2017
25% vests on 9/1/2018
25% vests on 9/1/2019
25% vests on 9/1/2020
	9/1/2017	25% vests on 9/1/2018
25% vests on 9/1/2019
25% vests on 9/1/2020
25% vests on 9/1/2021
Dermot J. O’Brien	1/22/2015	25% vested on 1/22/2016	6/30/2016	50% vests on 7/1/2018
		25% vested on 1/22/2017		50% vests on 7/1/2019
		25% vested on 1/22/2018	9/1/2016	100% vests on 6/30/2019
		25% vests on 1/22/2019	9/1/2017	100% vests on 6/30/2020
	9/1/2015	25% vested on 9/1/2016
25% vested on 9/1/2017
25% vests on 9/1/2018
25% vests on 9/1/2019
	9/1/2016	25% vested on 9/1/2017
25% vests on 9/1/2018
25% vests on 9/1/2019
25% vests on 9/1/2020
	9/1/2017	25% vests on 9/1/2018
25% vests on 9/1/2019
25% vests on 9/1/2020
25% vests on 9/1/2021

Automatic Data Processing, Inc. – Proxy Statement	|	58

Compensation of Executive Officers

Option Exercises and Stock Vested Table for Fiscal Year 2018

	Option Awards		Stock Awards(6)
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
(a)	(b)	(c)	(d)	(e)
Carlos A. Rodriguez(1)	192,018	$6,522,380	50,840	$5,937,062
Jan Siegmund(2)	41,238	$2,659,621	17,320	$2,065,893
Edward B. Flynn(3)	20,210	$969,892	17,606	$2,048,532
Michael A. Bonarti(4)	28,930	$1,330,571	12,657	$1,559,279
Dermot J. O’Brien(5)	32,740	$1,189,247	8,270	$965,752

(1)	Mr. Rodriguez exercised options to purchase 36,363 shares on July 27, 2017 with an exercise price of $86.61 and a market price of $110.00; 85,756 shares on January 4, 2018 with a weighted average exercise price of $79.98 and a weighted average market price of $118.28; 36,363 shares on February 14, 2018 with an exercise price of $86.61 and a market price of $110.55; and 33,536 shares on February 15, 2018 with an exercise price of $69.72 and a market price of $114.18. He acquired 50,840 shares with a market price of $116.78 on August 1, 2017.

(2)	Mr. Siegmund exercised options to purchase 41,238 shares on January 2, 2018 with a weighted average exercise price of $51.54 and a market price of $116.03. He acquired 14,828 shares with a market price of $116.78 on August 1, 2017, and 2,492 shares with a market price of $134.14 on June 30, 2018.

(3)	Mr. Flynn exercised options to purchase 20,210 shares on January 2, 2018 with a weighted average exercise price of $67.82 and a weighted average market price of $115.81. He acquired 7,983 shares with a market price of $116.78 on August 1, 2017; 3,341 shares with a market price of $113.75 on December 1, 2017; and 6,282 shares with a market price of $117.19 on December 31, 2017.

(4)	Mr. Bonarti exercised options to purchase 28,930 shares on January 23, 2018 with a weighted average exercise price of $76.15 and a weighted average market price of $122.14. He acquired 7,983 shares with a market price of $116.78 on August 1, 2017, and 4,674 shares with a market price of $134.14 on June 30, 2018.

(5)	Mr. O’Brien exercised options to purchase 22,965 shares on January 2, 2018 with a weighted average exercise price of $83.33 and a weighted average market price of $115.75; 3,802 shares on January 22, 2018 with an exercise price of $86.61 and a market price of $121.65; and 5,973 shares on January 23, 2018 with an exercise price of $69.72 and a market price of $121.84. He acquired 8,270 shares with a market price of $116.78 on August 1, 2017.

(6)	For the number of shares acquired on vesting, fractional shares issued have been rounded to the nearest whole number.

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Compensation of Executive Officers

Pension Benefits for Fiscal Year 2018

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit(2)(3)(4)	Payments During Last Fiscal Year
(a)	(b)	(c)	(d)	(e)
Carlos A. Rodriguez	Automatic Data Processing, Inc. Pension Retirement Plan	17.50	$228,247	$0

	Supplemental Officers Retirement Plan	15.08	$6,906,151	$0
Jan Siegmund	Automatic Data Processing, Inc. Pension Retirement Plan	18.50	$238,306	$0

	Supplemental Officers Retirement Plan	13.58	$2,896,862	$0
Edward B. Flynn	Automatic Data Processing, Inc. Pension Retirement Plan	28.50	$442,330	$0

	Supplemental Officers Retirement Plan	11.17	$2,318,137	$0
Michael A. Bonarti	Automatic Data Processing, Inc. Pension Retirement Plan	20.50	$254,718	$0

	Supplemental Officers Retirement Plan	8.00	$1,208,499	$0
Dermot J. O’Brien	Automatic Data Processing, Inc. Pension Retirement Plan	5.50	$50,596	$0

	Supplemental Officers Retirement Plan	6.16	$939,859	$0

(1)	Consists of the number of years of service credited as of June 30, 2018 for the purpose of determining benefit service under the applicable pension plan. Credited service is defined in the Supplemental Officers Retirement Plan as the number of months elapsed from the later of a participant’s entry into the plan and January 1, 1989 and subject, in the case of vesting, to a schedule set forth in the Supplemental Officers Retirement Plan. Executives must be selected for participation in the Supplemental Officers Retirement Plan. Credited service under the Pension Retirement Plan is defined as elapsed time of employment with the company starting on January 1 following the completion of six months of service.

(2)	The Pension Retirement Plan and Supplemental Officers Retirement Plan provide benefits in the form of a lump sum and/or an annuity. We calculated a present value of the executive’s benefit using an interest crediting rate, a discount rate and a mortality assumption. We calculated the actuarial present values of accumulated benefits as of June 30, 2018 under the Pension Retirement Plan and the Supplemental Officers Retirement Plan using the RP-2014 white collar mortality table with post-2006 improvements removed (projected generationally using scale MP-2017), a 3.25% interest crediting rate for the pension plan, and a 4.10% discount rate.

(3)	Cash balances under the Pension Retirement Plan are included in the present values shown for the Pension Retirement Plan in column (d) and at June 30, 2018 are as follows: Mr. Rodriguez, $249,973; Mr. Siegmund, $260,733; Mr. Flynn, $465,892; Mr. Bonarti, $281,306; and Mr. O’Brien, $56,148.

(4)	The present values of accumulated benefits for the Pension Retirement Plan and the Supplemental Officers Retirement Plan were determined based on the retirement at age of 65 (normal retirement age under these Plans).

Automatic Data Processing, Inc. – Proxy Statement	|	60

Compensation of Executive Officers

Automatic Data Processing, Inc. Pension Retirement Plan

The Pension Retirement Plan is a tax-qualified defined benefit plan covering U.S. employees of the company; however, in January 2014, our board of directors approved an amendment to close the Pension Retirement Plan to new participants beginning in January 2015. Under the Pension Retirement Plan, the company credits participants’ notional accounts with annual contributions, which are determined based upon base salary and years of service.

The contributions range from 2.1% to 10% of base salary, and the accounts earn interest based upon the ten-year U.S. Treasury constant maturity rates. Compensation used to determine the benefits in any given year is limited to calendar year base salary up to the IRS compensation limit in effect for the plan year. A participant must have three years of service to receive any benefit.

Supplemental Officers Retirement Plan

The company sponsors a Supplemental Officers Retirement Plan (“SORP”), which is a non-qualified defined benefit plan that pays a lump sum or an annuity upon retirement. Eligible participants include the NEOs and other officers of the company with titles of corporate vice president and above. Commencing with fiscal year 2020, the SORP will be frozen. As part of the freeze, benefits under the SORP will continue to accrue through June 30, 2019; thereafter, participants will retain their accrued benefit with no future accruals due to pay and/or service. The SORP was previously closed to new entrants in January 2014. On August 14, 2008, our board of directors approved amendments to the SORP, which implemented changes to the SORP benefits formula and the early retirement factors, in each case, used for any active employee not already earning a benefit by January 1, 2008 or any participant who had not attained age 50 by January 1, 2009, as well as changes relating to the forms of benefit available for all current and future participants.

On November 10, 2009, our board of directors approved additional amendments effective January 1, 2010, to provide that for both benefit accrual and vesting credit, service will be determined based on the number of months elapsed from the later of a participant’s entry into the plan and January 1, 1989, and subject, in the case of vesting, to a schedule set forth in the SORP, and also provide that effective after December 31, 2009, our chief executive officer would no longer be able to grant service credit in his discretion to SORP participants who are involuntarily terminated or who receive severance from the company.

All participants must have at least five years of service to receive any benefit under the SORP. After 10 years of service, a participant will qualify for the full annual benefit. We refer to the percentage of the benefit that has been earned by a participant as the “vested percentage.” The vested percentage is determined using a schedule set forth in the SORP.

SORP benefits begin on the earliest of (i) the later of attainment of age 60 and the first day of the seventh month following separation from service, (ii) disability, and (iii) death. Participants can receive their benefits in the form of a single life annuity, a 25%, 50%, 75%, or 100% joint and survivor annuity with a beneficiary, or a ten-year certain and life annuity. Subject to rules required under Section 409A of the Internal Revenue Code, participants may generally also elect to have either 25% or 50% of their benefits paid in a single lump sum. A participant who terminates employment by reason of disability is eligible to receive an unreduced benefit payable as of the participant’s termination. Upon the death of a participant, the participant’s surviving spouse or other designated beneficiary is eligible to receive a 50% survivor benefit, payable as a life annuity or, if elected, a guaranteed payment for 120 months only.

The amount of the annual benefit is determined by multiplying the participant’s final average annual pay by a factor of 2%, the number of years of service (up to 20 years), and the participant’s vested percentage. For participants with more than 20 years of service only, added to that first amount will be an amount determined by

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Compensation of Executive Officers

multiplying the participant’s final average annual pay by a factor of 1%, up to five additional years of service, and the participant’s vested percentage.

Final average annual pay will be based on salary, bonuses, and incentive payment awards, excluding restricted stock and other stock-based awards. The maximum annual plan benefit that may be paid will be limited to 45% of a participant’s final average annual pay. A participant whose benefit payments begin before the first day of the month on or after the participant’s 65th birthday will receive payments reduced at a rate of 4/12 of 1% per month for each month (up to 36 months) by which the participant’s benefit commencement precedes the participant’s 65th birthday, and, if applicable, further reduced at a rate of 5/12 of 1% for each month by which the benefit commencement precedes the participant’s 62nd birthday.

If within 24 months after a participant’s employment terminates he or she violates the non-competition provisions of any agreement such participant has entered into with the company, such participant will forfeit all of his or her benefits under the SORP.

Deferred Compensation Program

Under the ADP Deferred Compensation Plan, all U.S. executives of the company (including the NEOs) can defer all or a portion of their annual cash bonuses, which may be allocated to notional investments selected by the participant. Prior to fiscal 2015, participants could choose two investment options for their cash bonus deferrals: a fixed income fund or a fund designed to track the performance of the Standard & Poor’s index of 500 leading U.S. companies. The fixed fund rate is adjusted each fiscal year, and was 2.5% for fiscal year 2018. Beginning January 1, 2015, the company replaced these two investment options with certain diversified investment funds that mirror the investment options available in the company’s 401(k) plan. The company does not match deferrals by the NEOs or otherwise contribute any amounts to their deferred compensation accounts.

Each participant has the option of making a onetime election changing the timing and/or the form of distributions from his or her account. Any such change must comply with the “redeferral rules” in effect under Section 409A of the Internal Revenue Code and may be used only to delay the timing and/or change the number of payments to be received. Participants may elect to receive payments of their deferred funds either in a lump sum payment or in installments. However, in the event of death, disability, or termination of employment prior to age 65, or age 55 with 10 years of service, payments are made in a lump sum regardless of a participant’s election. Deferred funds and the earnings on such deferrals made for fiscal year 2005 and later may be distributed to a participant following separation from service only after a six-month delay. Distributions are subject to federal, state, and local income taxes on both the principal amount and investment earnings at the ordinary income rate in the year in which such payments are made.

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Compensation of Executive Officers

Non-Qualified Deferred Compensation for Fiscal Year 2018

Name	Executive Contributions in 2018	Aggregate Earnings in 2018(1)	Aggregate Balance at June 30, 2018(2)
(a)	(b)	(d)	(f)
Carlos A. Rodriguez	$0	$101,561	$809,363
Jan Siegmund	$0	$280,922	$2,554,984
Edward B. Flynn	$0	$89,390	$899,685
Michael A. Bonarti	$0	$0	$0
Dermot J. O’Brien	$0	$0	$0

(1)	The earnings amounts are not reported as compensation in fiscal year 2018 in the Summary Compensation Table, as they do not represent above-market or preferential earnings on deferred compensation.
(2)

The amounts listed in column (f) reflect each NEO’s aggregate balance at June 30, 2018, which is equal to the balance at June 30, 2017, increased by the NEO’s earned contributions and earnings in fiscal year 2018. The following amounts were previously reported as compensation in the Summary Compensation Table for previous years: Mr. Siegmund, $800,365.

63	|	Automatic Data Processing, Inc. – Proxy Statement

Potential Payments to Named Executive Officers Upon Termination or Change in Control

Change in Control Severance Plan for Corporate Officers

We maintain the Automatic Data Processing, Inc. Change in Control Severance Plan for Corporate Officers, which provides for the payment of specified benefits to officers selected by the board of directors if their employment terminates under certain circumstances after a change in control of the company. All NEOs participate in the change in control plan. As of June 30, 2018, there were 18 eligible participants in the change in control plan.

The change in control plan provides that a participant who is involuntarily terminated by the company without cause or who leaves for good reason during the two-year period following the occurrence of a change in control will receive:

●	A lump sum payment equal to 150% (or in the case of our chief executive officer, 200%) of such participant’s current total annual compensation;
●	Full vesting of his or her stock options;
●	Full vesting of restricted shares issued under the time-based restricted stock program; and
●

The number of shares the participant would have been entitled to receive under the then-ongoing performance-based equity programs had all applicable performance goals been achieved at 100% target rate.

A participant’s current total annual compensation equals his or her highest rate of annual salary during the calendar year in which his or her employment terminates or the year immediately prior to the year of such termination, plus his or her average annual bonus compensation earned in respect of the two most recent calendar years immediately preceding the calendar year in which his or her employment terminates.

The change in control plan defines “good reason” as the occurrence of any of the following events after a change in control without the participant’s written consent:

●	A material diminution in the participant’s position, duties, responsibilities, or authority as of the date immediately prior to the change in control; or
●

a reduction in a participant’s base compensation or a failure to provide incentive compensation opportunities at least as favorable in the aggregate as those provided immediately prior to the change in control; or

●	a failure to provide employee benefits at least as favorable in the aggregate as those provided immediately prior to the change in control; or
●	a failure of any successor of the company to assume in writing the obligations under the change in control plan.

The change in control plan defines “cause” as:

●	gross negligence or willful misconduct by a participant, which is materially injurious to the company, monetarily or otherwise;
●	misappropriation or fraud with regard to the company or its assets;
●	conviction of, or the pleading of guilty or nolo contendere to, a felony involving the assets or business of the company; or
●	willful and continued failure to substantially perform one’s duties after written notice by the board of directors.

The change in control payments potentially due to the NEOs are payable solely pursuant to the terms of the change in control plan and applicable terms of the award agreements.

A “change in control” will have occurred under the change in control plan if:

●

any “person” (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended), excluding the company, any subsidiary of the company, or any employee benefit plan sponsored or maintained by the company (including any trustee of any such plan acting in its capacity as trustee), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the company representing 35% or more of the total combined voting power of the company’s then-outstanding securities;

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Potential Payments to Named Executive Officers Upon Termination or Change in Control

●

there occurs a merger, consolidation, or other business combination of the company (a “transaction”), other than a transaction immediately following which the stockholders of the company, immediately prior to the transaction, continue to be the beneficial owners of securities of the resulting entity representing more than 65% of the voting power in the resulting entity, in substantially the same proportions as their ownership of the company voting securities immediately prior to the transaction; or

●

there occurs the sale of all or substantially all of the company’s assets, other than a sale immediately following which the stockholders of the company immediately prior to the sale are the beneficial owners of securities of the purchasing entity representing more than 65% of the voting power in the purchasing entity, in substantially the same proportions as their ownership of the company voting securities immediately prior to the transaction.

The company will reduce payments under the change in control plan to avoid the application of excise taxes pursuant to Section 4999 of the Internal Revenue Code, unless the after-tax amount to be received by a participant without such a reduction would be greater than the after-tax amount that would be received after such reduction. All payments under the plan are conditioned upon the participant’s execution of a release of claims in favor of the company.

Corporate Officer Severance Plan

Effective May 6, 2015, ADP adopted the Corporate Officer Severance Plan for purposes of involuntary terminations other than for cause in the absence of a change in control.

All NEOs participate in the severance plan. As of June 30, 2018, there were 18 eligible participants in the severance plan.

The severance plan provides that a participant who is involuntarily terminated by the company without cause (other than during the two-year period following the occurrence of a change in control) will receive:

●	18 (or in the case of the CEO, 24) months of continued base salary;
●

A prorated annual bonus for the year of termination, based on actual performance for the full fiscal year, but assuming that all non-financial and other subjective and qualitative performance criteria are achieved at a level equal to the weighted-average percentage achievement of all applicable financial and other objective and non-qualitative performance criteria;

●	Continued vesting of his or her stock options and time-vested restricted stock and restricted stock unit awards during the period of continued base salary payments (the “Severance Period”); and
●	The number of shares of stock (or cash, in the case of cash-settled awards) that the participant would have been entitled to receive based on the actual achievement of the applicable performance goals in each of the then-ongoing performance-based restricted stock and PSU programs, prorated to reflect the portion of the applicable performance period elapsed through the last day of the Severance Period.

The severance plan defines “cause” as:

●

Failure to perform duties (other than due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of duties, to the extent not cured within 15 days following written notice;

●	Engaging in conduct that is materially injurious to the company or an affiliate;
●	Conviction of, or the pleading of guilty or nolo contendere to, a felony involving as a material element fraud or dishonesty; or
●	The consistent failure to follow the lawful instructions of the board of directors or a direct superior, which failure amounts to an intentional and extended neglect of duties.

The severance payments potentially due to the NEOs are payable solely pursuant to the terms of the severance plan (other than if benefits are payable pursuant to the change in control plan).

65	|	Automatic Data Processing, Inc. – Proxy Statement

Potential Payments to Named Executive Officers Upon Termination or Change in Control

Health Coverage

Certain executives, including the NEOs, who terminate employment with the company after they have attained age
55 and been credited with 10 years of service are eligible to participate in the company’s executive retiree medical plan.

Deferred Compensation

Under the ADP Deferred Compensation Plan, all U.S. executives of the company (including the NEOs) can defer into a deferred compensation account all or a portion of their annual cash bonuses to be payable following separation from the company. For a description of the ADP Deferred Compensation Plan and aggregate deferred compensation for our NEOs at June 30, 2018, see “Deferred Compensation Program” above.

Termination and Change in Control Tables

The following tables set forth the payments that each of our NEOs who were serving as executive officers as of June 30, 2018, would have received under various termination scenarios on June 30, 2018. Pension benefits, which are described under “Pension Benefits for Fiscal Year 2018” above, and deferred compensation balances, which are described under “Deferred Compensation Program” above, are not included in the tables below in accordance with applicable information statement disclosure requirements except to the extent of any incremental value payable in any of such termination scenarios. Pursuant to the company’s Corporate Officer Severance Plan, each of our NEOs would also receive a prorated annual bonus for the year of termination, based on actual performance for the full fiscal year, in the event of an involuntary termination without cause prior to June 30, 2018. Please refer to page 65 in this proxy statement for a description of the Corporate Officer Severance Plan. With regard to the payments on a change in control, the amounts detailed below presume that (x) the change in control includes a change in control of the company and (y) each NEO’s employment was terminated by the company without cause or by the executive for good reason within two years following the change in control occurring on June 30, 2018.

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Potential Payments to Named Executive Officers Upon Termination or Change in Control

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR
CARLOS A. RODRIGUEZ

Payment Elements	Termination Following Change In Control		Death	Disability		Involuntary Termination Without Cause		Retirement
Termination Payment	$5,519,156	(1)	$0	$0		$2,110,000	(2)	$0
Stock Options(3)	$19,582,848		$19,582,848	$19,582,848		$19,582,848		$0
PSUs(4)	$13,408,079		$7,899,242	$7,899,242		$15,539,435		$0
Supplemental Officers Retirement Plan	$0		$0	$6,153,144	(5)	$0		$0
Total	$38,510,083		$27,482,090	$33,635,234		$37,232,283		$0

(1)

Represents payment of two times each of (i) the highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($1,055,000) and (ii) the average annual bonus for the two most recently completed calendar years ($1,704,578).

(2)

Represents an amount equal to two times annual salary ($1,055,000). In addition, Mr. Rodriguez would receive a prorated bonus for Fiscal Year 2018, which upon a termination on June 30, 2018, would equal $2,449,710, which is shown in the Summary Compensation Table for Fiscal Year 2018.

(3)

Assumes all unvested options immediately vested and were exercised on June 29, 2018, the last trading day of Fiscal Year 2018, when the closing price of a share of common stock of the company on the NASDAQ Global Select Market was $134.14 per share.

(4)

Amount in the Termination Following Change In Control column represents amount attributable to the fiscal years 2017 and 2018 PSU programs assuming performance goals of these programs will be achieved at 100% target rate. Amounts in the Death and Disability columns represent the sum of (a) two thirds of the fiscal year 2017 PSU award based on performance goals achieved at 111% target rate for fiscal year 2017, at 142% target rate for fiscal year 2018, and an assumed achievement at target rate for fiscal year 2019 plus (b) one third of the fiscal year 2018 PSU award based on performance goals achieved at 142% target rate for fiscal year 2018 and an assumed achievement at target rate for fiscal years 2019 and 2020. Amount in the Involuntary Termination Without Cause column represents the sum of (x) the full fiscal year 2017 PSU award based on performance goals achieved at 111% target rate for fiscal year 2017, at 142% target rate for fiscal year 2018, and an assumed achievement at target rate for fiscal year 2019 plus (y) the full fiscal year 2018 PSU award based on performance goals achieved at 142% target rate for fiscal year 2018 and an assumed achievement at target rate for fiscal years 2019 and 2020. The amount actually payable upon an involuntary termination without cause would be determined based on actual achievement of the performance goals under the fiscal years 2017 and 2018 PSU awards. All amounts include accrued dividend equivalents through June 30, 2018.

(5)

Represents present value of the incremental benefit using the RP-2014 white collar mortality table with post-2006 improvements removed (projected generationally using scale MP-2017) and a 4.10% discount rate, assuming disability occurring on June 30, 2018.

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Potential Payments to Named Executive Officers Upon Termination or Change in Control

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR
JAN SIEGMUND

Payment Elements	Termination Following Change In Control		Death	Disability		Involuntary Termination Without Cause		Retirement
Termination Payment	$2,059,313	(1)	$0	$0		$1,040,400	(2)	$0
Stock Options(3)	$3,624,400		$3,624,400	$3,624,400		$3,624,400		$0
Restricted Stock(4)	$3,270,909		$0	$0		$3,270,909		$0
PSUs(5)	$4,135,923		$2,345,887	$2,345,887		$4,363,040		$0
Supplemental Officers Retirement Plan	$0		$0	$2,554,629	(6)	$0		$0
Total	$13,090,545		$5,970,287	$8,524,916		$12,298,749		$0

(1)

Represents payment of 1.5 times each of (i) the highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($693,600) and (ii) the average annual bonus for the two most recently completed calendar years ($679,275).

(2)

Represents an amount equal to 1.5 times annual salary ($693,600). In addition, Mr. Siegmund would receive a prorated bonus for Fiscal Year 2018, which upon a termination on June 30, 2018, would equal $894,700, which is shown in the Summary Compensation Table for Fiscal Year 2018.

(3)

Assumes all unvested options immediately vested and were exercised on June 29, 2018, the last trading day of Fiscal Year 2018, when the closing price of a share of common stock of the company on the NASDAQ Global Select Market was $134.14 per share.

(4)

Amount in the Termination Following Change In Control column represents the vesting of time-based restricted stock awards in full. Amount in the Involuntary Termination Without Cause column represents the vesting of time-based restricted stock awards for an additional 18 months.

(5)

Amount in the Termination Following Change In Control column represents amount attributable to the fiscal years 2017 and 2018 PSU programs assuming performance goals of this program will be achieved at 100% target rate. Amounts in the Death and Disability columns represent the sum of (a) two thirds of the fiscal year 2017 PSU award based on performance goals achieved at 111% target rate for fiscal year 2017, at 142% target rate for fiscal year 2018, and an assumed achievement at target rate for fiscal year 2019 plus (b) one third of the fiscal year 2018 PSU award based on performance goals achieved at 142% target rate for fiscal year 2018 and an assumed achievement at target rate for fiscal years 2019 and 2020. Amount in the Involuntary Termination Without Cause column represents the sum of (x) the full fiscal year 2017 PSU award based on performance goals achieved at 111% target rate for fiscal year 2017, at 142% target rate for fiscal year 2018, and an assumed achievement at target rate for fiscal year 2019 plus (y) five sixths of the full fiscal year 2018 PSU award based on performance goals achieved at 142% target rate for fiscal year 2018 and an assumed achievement at target rate for fiscal years 2019 and 2020. The amount actually payable upon an involuntary termination without cause would be determined based on actual achievement of the performance goals under the fiscal years 2017 and 2018 PSU awards. All amounts include accrued dividend equivalents through June 30, 2018.

(6)

Represents present value of the incremental benefit using the RP-2014 white collar mortality table with post-2006 improvements removed (projected generationally using scale MP-2017) and a 4.10% discount rate, assuming disability occurring on June 30, 2018.

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Potential Payments to Named Executive Officers Upon Termination or Change in Control

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR
EDWARD B. FLYNN

Payment Elements	Termination Following Change In Control		Death	Disability		Involuntary Termination Without Cause(8)		Retirement
Termination Payment	$1,807,050	(1)	$0	$0		$924,750	(2)	$0
Stock Options(3)	$2,529,543		$2,529,543	$2,529,543		$2,529,543		$1,565,103
Restricted Stock(4)	$2,353,084		$0	$0		$2,353,084		$0
PSUs(5)	$3,214,250		$1,766,639	$1,766,639		$3,359,102		$1,766,639
Supplemental Officers Retirement Plan	$0		$0	$978,632	(6)	$0		$0
Health Coverage(7)	$153,000		$0	$153,000		$153,000		$153,000
Total	$10,056,927		$4,296,182	$5,427,814		$9,319,479		$3,484,742

(1)

Represents payment of 1.5 times each of (i) the highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($616,500) and (ii) the average annual bonus for the two most recently completed calendar years ($588,200).

(2)

Represents an amount equal to 1.5 times annual salary ($616,500). In addition, Mr. Flynn would receive a prorated bonus for Fiscal Year 2018, which upon a termination on June 30, 2018, would equal $888,400, which is shown in the Summary Compensation Table for Fiscal Year 2018.

(3)

Assumes all unvested options immediately vested and were exercised on June 29, 2018, the last trading day of Fiscal Year 2018, when the closing price of a share of common stock of the company on the NASDAQ Global Select Market was $134.14 per share.

(4)

Amount in the Termination Following Change In Control column represents the vesting of time-based restricted stock awards in full. Amount in the Involuntary Termination Without Cause column represents the vesting of time-based restricted stock awards for an additional 18 months.

(5)

Amount in the Termination Following Change In Control column represents amount attributable to the fiscal years 2017 and 2018 PSU programs assuming performance goals of these programs will be achieved at 100% target rate. Amounts in the Death, Disability, and Retirement columns represent the sum of (a) two thirds of the fiscal year 2017 PSU award based on performance goals achieved at 111% target rate for fiscal year 2017, at 142% target rate for fiscal year 2018, and an assumed achievement at target rate for fiscal year 2019 plus (b) one third of the fiscal year 2018 PSU award based on performance goals achieved at 142% target rate for fiscal year 2018 and an assumed achievement at target rate for fiscal years 2019 and 2020. Amount in the Involuntary Termination Without Cause column represents the sum of (x) the full fiscal year 2017 PSU award based on performance goals achieved at 111% target rate for fiscal year 2017, at 142% target rate for fiscal year 2018, and an assumed achievement at target rate for fiscal year 2019 plus (y) five sixths of the full fiscal year 2018 PSU award based on performance goals achieved at 142% target rate for fiscal year 2018 and an assumed achievement at target rate for fiscal years 2019 and 2020. The amount actually payable upon an involuntary termination without cause would be determined based on actual achievement of the performance goals under the fiscal years 2017 and 2018 PSU awards. All amounts include accrued dividend equivalents through June 30, 2018.

(6)

Represents present value of the incremental benefit using the RP-2014 white collar mortality table with post-2006 improvements removed (projected generationally using scale MP-2017) and a 4.10% discount rate, assuming disability occurring on June 30, 2018.

(7)

Represents the present value of Mr. Flynn’s health coverage under our retiree medical plan using a discount rate of 3.93% and a medical inflation rate beginning at 6.6% for 2018-2019 and ultimately settling at 4.5% by 2039.

(8)	Amounts payable to Mr. Flynn in connection with his qualifying termination effective as of June 30, 2018, and pursuant to the Corporate Officer Severance Plan, are quantified under this column.

69	|	Automatic Data Processing, Inc. – Proxy Statement

Potential Payments to Named Executive Officers Upon Termination or Change in Control

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR
MICHAEL A. BONARTI

Payment Elements	Termination Following Change In Control		Death	Disability		Involuntary Termination Without Cause		Retirement
Termination Payment	$1,456,838	(1)	$0	$0		$816,900	(2)	$0
Stock Options(3)	$2,489,034		$2,489,034	$2,489,034		$1,745,943		$0
PSUs(4)	$3,144,474		$1,783,781	$1,783,781		$3,317,282		$0
Supplemental Officers
Retirement Plan	$0		$0	$1,469,955	(5)	$0		$0
Total	$7,090,346		$4,272,815	$5,742,770		$5,880,125		$0

(1)	Represents payment of 1.5 times each of (i) the highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($544,600) and (ii) the average annual bonus for the two most recently completed calendar years ($426,625).

(2)	Represents an amount equal to 1.5 times annual salary ($544,600). In addition, Mr. Bonarti would receive a prorated bonus for Fiscal Year 2018, which upon a termination on June 30, 2018, would equal $562,000, which is shown in the Summary Compensation Table for Fiscal Year 2018.

(3)	Amount in the Termination Following Change In Control column assumes all unvested options immediately vested and were exercised on June 29, 2018, the last trading day of Fiscal Year 2018, when the closing price of a share of common stock of the company on the NASDAQ Global Select Market was $134.14 per share. Amount in the Involuntary Termination Without Cause column assumes unvested options that would vest during the severance period (18 months) immediately vested and were exercised on June 29, 2018, the last trading day of Fiscal Year 2018, when the closing price of a share of common stock of the company on the NASDAQ Global Select Market was $134.14 per share.

(4)	Amount in the Termination Following Change In Control column represents amount attributable to the fiscal years 2017 and 2018 PSU programs assuming performance goals of these programs will be achieved at 100% target rate. Amounts in the Death and Disability columns represent the sum of (a) two thirds of the fiscal year 2017 PSU award based on performance goals achieved at 111% target rate for fiscal year 2017, at 142% target rate for fiscal year 2018, and an assumed achievement at target rate for fiscal year 2019 plus (b) one third of the fiscal year 2018 PSU award based on performance goals achieved at 142% target rate for fiscal year 2018 and an assumed achievement at target rate for fiscal years 2019 and 2020. Amount in the Involuntary Termination Without Cause column represents the sum of (x) the full fiscal year 2017 PSU award based on performance goals achieved at 111% target rate for fiscal year 2017, at 142% target rate for fiscal year 2018, and an assumed achievement at target rate for fiscal year 2019 plus (y) five sixths of the full fiscal year 2018 PSU award based on performance goals achieved at 142% target rate for fiscal year 2018 and an assumed achievement at target rate for fiscal years 2019 and 2020. The amount actually payable upon an involuntary termination without cause would be determined based on actual achievement of the performance goals under the fiscal years 2017 and 2018 PSU awards. All amounts include accrued dividend equivalents through June 30, 2018.

(5)	Represents present value of the incremental benefit using the RP-2014 white collar mortality table with post-2006 improvements removed (projected generationally using scale MP-2017) and a 4.10% discount rate, assuming disability occurring on June 30, 2018.

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Potential Payments to Named Executive Officers Upon Termination or Change in Control

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR
DERMOT J. O’BRIEN

Payment Elements	Termination Following Change In Control		Death	Disability		Involuntary Termination Without Cause		Retirement
Termination Payment	$1,484,475	(1)	$0	$0		$832,350	(2)	$0
Stock Options(3)	$2,381,162		$2,381,162	$2,381,162		$1,683,742		$0
Restricted Stock(4)	$729,990		$0	$0		$729,990		$0
PSUs(5)	$2,947,674		$1,665,340	$1,665,340		$3,105,855		$0
Supplemental Officers
Retirement Plan	$0		$0	$1,390,090	(6)	$0		$0
Total	$7,543,301		$4,046,502	$5,436,592		$6,351,937		$0

(1)	Represents payment of 1.5 times each of (i) the highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($554,900) and (ii) the average annual bonus for the two most recently completed calendar years ($434,750).

(2)	Represents an amount equal to 1.5 times annual salary ($554,900). In addition, Mr. O’Brien would receive a prorated bonus for Fiscal Year 2018, which upon a termination on June 30, 2018, would equal $572,700, which is shown in the Summary Compensation Table for Fiscal Year 2018.

(3)	Amount in the Termination Following Change In Control column assumes all unvested options immediately vested and were exercised on June 29, 2018, the last trading day of Fiscal Year 2018, when the closing price of a share of common stock of the company on the NASDAQ Global Select Market was $134.14 per share. Amount in the Involuntary Termination Without Cause column assumes unvested options that would vest during the severance period (18 months) immediately vested and were exercised on June 29, 2018, the last trading day of Fiscal Year 2018, when the closing price of a share of common stock of the company on the NASDAQ Global Select Market was $134.14 per share.

(4)	Amount in the Termination Following Change In Control column represents the vesting of time-based restricted stock awards in full. Amount in the Involuntary Termination Without Cause column represents the vesting of time-based restricted stock awards for an additional 18 months.

(5)	Amount in the Termination Following Change In Control column represents amount attributable to the fiscal years 2017 and 2018 PSU programs assuming performance goals of these programs will be achieved at 100% target rate. Amounts in the Death and Disability columns represent the sum of (a) two thirds of the fiscal year 2017 PSU award based on performance goals achieved at 111% target rate for fiscal year 2017, at 142% target rate for fiscal year 2018, and an assumed achievement at target rate for fiscal year 2019 plus (b) one third of the fiscal year 2018 PSU award based on performance goals achieved at 142% target rate for fiscal year 2018 and an assumed achievement at target rate for fiscal years 2019 and 2020. Amount in the Involuntary Termination Without Cause column represents the sum of (x) the full fiscal year 2017 PSU award based on performance goals achieved at 111% target rate for fiscal year 2017, at 142% target rate for fiscal year 2018, and an assumed achievement at target rate for fiscal year 2019 plus (y) five sixths of the full fiscal year 2018 PSU award based on performance goals achieved at 142% target rate for fiscal year 2018 and an assumed achievement at target rate for fiscal years 2019 and 2020. The amount actually payable upon an involuntary termination without cause would be determined based on actual achievement of the performance goals under the fiscal years 2017 and 2018 PSU awards. All amounts include accrued dividend equivalents through June 30, 2018.

(6)	Represents present value of the incremental benefit using the RP-2014 white collar mortality table with post-2006 improvements removed (projected generationally using scale MP-2017) and a 4.10% discount rate, assuming disability occurring on June 30, 2018.

71	|	Automatic Data Processing, Inc. – Proxy Statement

CEO Pay Ratio

In accordance with the requirements set forth by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Pay Ratio Rule”), we are providing the following information to disclose the annual compensation of our CEO, Mr. Rodriguez, compared to the annual compensation of the median associate of our workforce (not including Mr. Rodriguez). For fiscal year 2018, an estimate of this ratio is 211:1, and is based on Mr. Rodriguez’s 2018 Summary Compensation Table total of $12,489,040, and the 2018 total of our median associate of $59,284.

To arrive at the ratio and calculate the median associate’s compensation, we first identified our active global workforce as of April 1, 2018, inclusive of full-time, part-time, and temporary workers, which consisted of 58,029 associates (excluding our CEO). Consistent with permitted adjustments allowed under the Pay Ratio Rule, we then applied the de minimis exemption to exclude all associates in the Philippines (2,090) and Tunisia (634), totaling 4.69% of the associate population. After applying the exemption, we ranked the remaining associate population based on annualized gross earnings, as reflected in our global payroll records, for the period covering April 1, 2017 through March 31, 2018. For associates located outside the home jurisdiction of our CEO, the United States, annualized gross earnings were converted to USD using an average daily fx rate over the same time period. The median associate was then identified, and the associate’s compensation was calculated using the same methodology used to calculate the compensation of our named executive officers, as reflected in the Summary Compensation Table on page 50.

The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. We believe that our calculated ratios are reasonable estimates calculated in a manner consistent with the pay ratio disclosure requirements. The pay ratios reported by other companies, including those within our Peer Group and industry, may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

This information is being provided for the purposes of compliance with the pay ratio disclosure requirement. Neither the compensation committee nor management of the company used the pay ratio measure in making compensation decisions.

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Proposal 3 Approval of the 2018 Omnibus Award Plan

Our stockholders are being asked to approve the Automatic Data Processing, Inc. 2018 Omnibus Award Plan (“2018 Omnibus Award Plan”). The board of directors adopted the 2018 Omnibus Award Plan on August 2, 2018, subject to stockholder approval at the annual meeting.

The board of directors has determined that it is advisable and in the best interests of the company and the stockholders to adopt the 2018 Omnibus Award Plan. The purpose of the 2018 Omnibus Award Plan is to provide a means through which the company and its affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors of the company and its affiliates can acquire and maintain an equity interest in the company, or be paid incentive compensation, including incentive compensation measured by reference to the value of the company’s common stock, thereby strengthening their commitment to the welfare of the company and its affiliates and aligning their interests with those of the company’s stockholders.

If the 2018 Omnibus Award Plan is approved, no more awards will be granted under the amended and restated 2008 Omnibus Award Plan (the “Prior Plan”), which is the only existing equity plan of the company.

Governance Highlights
The 2018 Omnibus Award Plan incorporates certain governance best practices, including:
✓	Minimum vesting period of one year from the date of grant for all equity-based awards granted under the 2018 Omnibus Award Plan, except under certain limited circumstances and with permitted exceptions up to 5% of the share reserve.
✓	No “liberal share recycling” of options or stock appreciation rights.
✓	Minimum 100% fair market value exercise price as of the date of grant for options and stock appreciation rights, except for substitute awards granted through the assumption or substitution of awards from an acquired or merged company.
✓	No “liberal” change in control definition.
✓	No repricing of options or stock appreciation rights and no cash buyout of underwater options or stock appreciation rights without shareholder approval, except for adjustments with respect to a change in control or an equitable adjustment in connection with certain corporate transactions.
✓	No excise tax gross-ups.

A copy of the 2018 Omnibus Award Plan is attached hereto as Appendix B. The following summary of the material features of the 2018 Omnibus Award Plan is qualified in its entirety by reference to the complete text of the 2018 Omnibus Award Plan.

Summary of 2018 Omnibus Award Plan

Administration. The 2018 Omnibus Award Plan will be administered by a committee approved by our board of directors (or, if no committee has been appointed, it shall be administered by the board of directors). Our compensation committee will initially administer the 2018 Omnibus Award Plan. The committee will have the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2018

Omnibus Award Plan and to establish, amend, suspend or waive any rules and regulations relating to the 2018 Omnibus Award Plan. The compensation committee will have full discretion to administer and interpret the 2018 Omnibus Award Plan and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

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Proposal 3

Eligibility. Any of our employees, directors, officers, consultants or advisors and those of our affiliates will be eligible for awards under the 2018 Omnibus Award Plan. The committee has the sole authority to determine who will be granted an award under the 2018 Omnibus Award Plan. As of June 30, 2018, approximately 57,000 employees and 11 non-employee directors were eligible to be selected by our compensation committee for awards under the 2018 Omnibus Award Plan.

Number of Shares Authorized. The 2018 Omnibus Award Plan reserves for issuance an aggregate of 10,300,000 shares of our common stock plus the number of shares of our common stock that remain available for awards under the Prior Plan on the day the 2018 Omnibus Award Plan is approved by our stockholders (such aggregate amount, the “Effective Date Share Limit”). As of the record date, September 7, 2018, the market value of one share of our common stock that could be issued under the 2018 Omnibus Award Plan is $146.73.

If any award granted under the 2018 Omnibus Award Plan or under the Prior Plan expires, terminates, is canceled or is forfeited without being settled or exercised, or if an award is settled in cash or otherwise without the issuance of shares, shares of our common stock subject to such award will be made available for future grant under the 2018 Omnibus Award Plan. In addition, if shares issuable upon vesting or settlement of an award are withheld by the company, or if shares owned by a participant are surrendered or tendered to the company, in payment of taxes required to be withheld in respect of the award (other than an award of options or stock appreciation rights), such shares will be made available for future grant under the 2018 Omnibus Award Plan. If any shares are surrendered or tendered to pay the exercise price of an option, or to satisfy withholding taxes owed with respect to an option or stock appreciation right, or if any shares subject to a stock appreciation right are not issued in connection with its stock settlement on exercise thereof, or if any shares are reacquired by us on the open market or otherwise using cash proceeds from the exercise of options, such shares will not again be available for grant under the 2018 Omnibus Award Plan.

Share Usage. As of June 30, 2018, there were approximately 17,755,769 shares of our common stock available under the Prior Plan, which would result in an Effective Date Share Limit of approximately 28,055,769 shares of our common stock if the 2018 Omnibus Award Plan were approved by the stockholders on such date. The actual Effective Date Share Limit will reflect incremental changes in the number of shares remaining available under the Prior Plan to reflect issuances and forfeitures of equity awards following such date through the actual date that stockholders approve the 2018 Omnibus Award Plan. The following table includes more specific information regarding outstanding equity awards as reported in our Form 10-K for the fiscal year ended June 30, 2018 and shares available for future awards under the Prior Plan as of June 30, 2018.

Key Stock Plan Data
Shares underlying outstanding stock options/stock appreciation rights (SARs)	3,983,000
Weighted average exercise price of outstanding stock options/SARs	$87
Weighted average remaining contractual life of outstanding stock options/SARs	7 years
Shares subject to outstanding, unvested full-value awards at target	3,034,000
Shares available for grant	17,755,769
Basic shares of common stock outstanding as of the record date	437,439,841

The following table sets forth information regarding the share usage for each of the last three fiscal years under all awards reported in our Form 10-Ks for such fiscal years. The share usage has been calculated as the quotient of (i) the sum of (x) all options and SARs granted in such year, (y) all service-based restricted stock or stock units

(“Service-based RS/RSUs”) granted in such year, and (z) the number of performance-based restricted stock or stock units (“Performance RS/RSUs”) earned in such year, divided by (ii) the weighted average number of shares of common stock outstanding at the end of such year.

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	Year Ended June 30,			3-Year
Share Usage Data	2018	2017	2016	Average
Stock Options/SARs granted	1,137,000	1,234,000	1,138,000
Service-based RS/RSUs granted	1,059,000	1,092,000	1,262,000
Performance RS/RSUs earned	524,000	583,000	577,000
Weighted-average basic shares of common stock outstanding	440,600,000	447,800,000	457,000,000
Share Usage	0.62%	0.65%	0.65%	0.64%

Dilution and Expected Duration. We carefully monitor the rate at which we use the shares authorized for issuance under our equity compensation program and the program’s impact on shareholder dilution, and our historical and expected future usage were taken into account when we determined the number of shares to be reserved for issuance under the 2018 Omnibus Award Plan. If this Proposal 3 is approved by our stockholders, we expect the share reserve under the 2018 Omnibus Award Plan to last us for the term of the plan based upon our historical 3-year average burn rate. However, expectations regarding future share usage could be impacted by a number of factors such as award type mix; hiring and promotion activity; the rate at which shares are returned to the 2018 Omnibus Award Plan’s reserve upon the awards’ expiration, forfeiture or cash settlement; the future performance of our stock price; the consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations. The potential dilution to our shareholders resulting from the 2018 Omnibus Award Plan as of June 30, 2018, is approximately 7.4%,1 which we consider reasonable and necessary to realize the intended purposes of the 2018 Omnibus Award Plan and our compensation programs and philosophy. Historically, we have been able to offset the dilution associated with the Prior Plan through the company’s share repurchase program, and would intend to do the same in connection with the 2018 Omnibus Award Plan, subject to a number of factors including cash balances, timing of cash flows and market conditions.

Limitations. The maximum grant date fair value of equity awards that may be awarded to a non-employee director under the 2018 Omnibus Award Plan during any one fiscal year, taken together with any cash fees paid to such non-employee director during such fiscal year, will be $750,000; provided that our board of directors may make exceptions for a non-executive chairman of the board who does not participate in the decision to award such compensation, and for special projects and ad hoc committee appointments deemed appropriate by the board from time to time. No more than an aggregate number of shares of our common stock equal to the Effective Date Share Limit may be issued in the aggregate in respect of incentive stock options under the 2018 Omnibus Award Plan.

Adjustments. If there is any change in our corporate capitalization, the compensation committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the 2018 Omnibus Award Plan, the number of shares covered by awards then-outstanding under the 2018 Omnibus Award Plan, the limitations on awards under the 2018 Omnibus Award Plan, and/or the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine to be equitable.

Term of Plan. The 2018 Omnibus Award Plan will have a term of ten years, and no awards may be granted after that date.

1	In this context, dilution is calculated as the sum of the shares subject to outstanding awards plus shares available for future awards under the Prior Plan plus the incremental share request under the 2018 Omnibus Award Plan (collectively, the “numerator”) divided by the sum of the numerator and basic common shares outstanding, with all data as of June 30, 2018.

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Proposal 3

Awards Available for Grant. The compensation committee may grant awards of nonqualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards, restricted stock units, other stock-based awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing.

Options. The compensation committee will be authorized to grant options to purchase shares of common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) for incentive stock options, or “nonqualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the 2018 Omnibus Award Plan will be subject to the terms and conditions established by the compensation committee. Under the terms of the 2018 Omnibus Award Plan, the exercise price of the options will not be less than the fair market value of our common stock at the time of grant. Options granted under the 2018 Omnibus Award Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the committee and specified in the applicable award agreement. The maximum term of an option granted under the 2018 Omnibus Award Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise), or through a “net exercise,” or the compensation committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism or by such other method as the committee may determine to be appropriate.

In-the-money options that have not been exercised by the option’s expiration date will be automatically exercised by means of a net exercise.

Stock Appreciation Rights. The committee will be authorized to award stock appreciation rights (referred to in this proxy statement as SARs) under the 2018 Omnibus Award Plan. SARs will be subject to the terms and conditions established by the compensation committee and reflected in the award agreement. A SAR is a contractual right that allows a participant to receive, in the form of either cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2018 Omnibus Award Plan may include SARs, and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs.

In-the-money SARs that have not been exercised by the SAR’s expiration date will be automatically settled at that time.

Restricted Stock. The committee will be authorized to award restricted stock under the 2018 Omnibus Award Plan. Awards of restricted stock will be subject to the terms and conditions established by the compensation committee. Restricted stock is common stock that is subject to such restrictions as may be determined by the compensation committee for a specified period. If any dividends in respect of restricted stock have been withheld by the company during the restricted period, those dividends will be paid in cash or, at the discretion of the committee, in common stock when the restricted period ends, unless the restricted stock has previously been forfeited.

Restricted Stock Unit Awards. The committee will be authorized to award restricted stock unit awards. Restricted stock unit awards will be subject to the terms and conditions established by the compensation committee. At the election of the compensation committee, the participant will receive a number of shares of common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the compensation

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Proposal 3

committee. If a restricted stock unit award agreement so provides, the restricted stock unit award will be credited with dividend equivalents in respect of the common stock underlying the restricted stock units. Any such dividend equivalents will be paid in cash or, at the discretion of the committee, in common stock when the restricted period ends, unless the restricted stock has previously been forfeited.

Other Stock-Based Awards. The committee will be authorized to award other stock-based awards having terms and conditions as determined by the committee. These awards may be granted either alone or in tandem with other awards.

Deferred Stock Units. Our non-employee directors will be granted deferred stock units. Deferred stock units entitle the director to receive a number of shares of our common stock on a deferred basis that are equal in value to the portion of the director’s annual retainer set by the board to be paid in deferred stock units. The Board may also permit directors to defer payment of any portion of the remainder of their annual retainers. In addition, directors will be allowed to defer payment of any portion of their meeting fees or fees they earn for serving as a board committee chairperson. Directors may choose to have meeting fees so deferred credited as cash or deferred stock units. Each of our directors will be credited with deferred stock units equal to the fixed portion of the retainer to be deferred and any elective portion the director has elected to defer. Directors’ deferred stock unit accounts will be credited with dividend equivalents whenever we pay dividends on our common stock. Dividend equivalents will accrue interest, and meeting fees deferred by our directors will also be credited with interest. Deferred stock units, meeting fees and dividend equivalents will all be paid to a director 30 days after he or she ceases serving as a member of our board of directors.

Performance Compensation Awards. The compensation committee may grant any award other than a stock option or a SAR under the 2018 Omnibus Award Plan in the form of a performance compensation award by conditioning the vesting of the award on the satisfaction of certain performance goals. The committee may establish these performance goals with reference to one or more of the following:

●	net earnings or net income (before or after taxes);

●	basic or diluted earnings per share (before or after taxes);

●	net revenue or net revenue growth;

●	gross revenue, gross revenue growth;

●	gross profit or gross profit growth;

●	net operating profit (before or after taxes);

●	return measures (including, but not limited to, return on investment, assets, capital, invested capital, equity or sales);

●	cash flow measures (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital);

●	earnings before or after taxes, interest, depreciation, and/or amortization;

●	gross or operating margins;

●	productivity ratios;

●	share price (including, but not limited to, growth measures and total stockholder return);

●	expense targets;

●	operating efficiency;

●	objective measures of customer satisfaction;

●	working capital targets;

●	measures of economic value added;

●	inventory control;

●	stockholder return;

●	sales;

●	enterprise value;

●	client retention;

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Proposal 3

●	competitive market metrics;

●	employee retention;

●	timely completion of new product rollouts;

●	timely launch of new facilities;

●

objective measures of personal targets, goals or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions, expansions of specific business operations and meeting divisional or project budgets);

●	any other objective or subjective criteria, including individual performance criteria, as determined by the committee; or

●	any combination of the foregoing.

Transferability. Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s legal guardian or representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution, except that awards (other than incentive stock options) may in the sole discretion of the compensation committee be transferred without consideration and on such other terms and conditions as set forth by the compensation committee.

Amendment. The 2018 Omnibus Award Plan will have a term of 10 years. Our board of directors may amend, suspend or terminate the 2018 Omnibus Award Plan at any time; however, stockholder approval to amend the 2018 Omnibus Award Plan may be necessary if the law so requires. Also, we would need stockholder approval if the committee intended to amend an award agreement in a way that would either reduce the exercise price or strike price of a stock option or SAR, or cancel and replace an outstanding stock option or SAR with a new option or SAR or other award or cash in a way that would constitute a “repricing” for financial statement reporting purposes or otherwise fail to qualify for equity accounting treatment, or take any other action that would be considered a “repricing” for purposes of any stockholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted, and in either case was not otherwise permitted by the provisions of the plan relating to adjustments of awards in the case of changes in our capital structure and similar events. No amendment, suspension or termination will materially and adversely affect the rights of any participant or recipient of any award without the consent of the participant or recipient.

Minimum Vesting Requirements. Awards granted under the 2018 Omnibus Award Plan must be subject to a minimum vesting period of one year from the date of grant, subject to the committee’s ability to provide for acceleration of vesting, including upon a change in control, death, disability, or retirement; provided that the following are exempt from such minimum vesting requirement: cash-based awards, substitute awards, shares delivered in lieu of fully vested cash awards, awards to eligible directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting, deferred stock units granted to eligible directors pursuant to elective deferrals of cash fees and cash retainers, and awards granted with respect to a maximum of 5% of the available share reserve authorized for issuance under the 2018 Omnibus Award Plan.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, vesting and exercise of awards under the 2018 Omnibus Award Plan and the disposition of shares acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options. The Code requires that, for treatment of an option as a qualified option, shares of our common stock acquired through the exercise of a qualified option cannot be disposed of before the later of (i) two years from the date of grant of the option and (ii) one year from the date of exercise. Holders of qualified options will generally incur no federal income tax liability at the time of grant or upon

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Proposal 3

exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of a qualified option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 162(m) and 280G of the Code for compensation paid to certain executives designated in those Sections. Finally, if an otherwise qualified option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 162(m) and 280G of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934.) We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 162(m) and 280G of the Code for compensation paid to certain executives designated in those Sections.

Deferred Stock Units and Restricted Stock Units. A participant will not be subject to tax upon the grant of a deferred stock unit award or a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a deferred stock unit award or a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) he actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 162(m) and 280G of the Code for compensation paid to certain executives designated in those Sections.

SARs. No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 162(m) and 280G of the Code for compensation paid to certain executives designated in those Sections.

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Proposal 3

Other Stock-Based Awards. A participant will have taxable compensation equal to the difference between the fair market value of the shares on the date the award is settled (whether in shares or cash, or both) over the amount the participant paid for such shares, if any. We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 162(m) and 280G of the Code for compensation paid to certain executives designated in those Sections.

New Plan Benefits

If the 2018 Omnibus Award Plan is approved by our stockholders, awards under the 2018 Omnibus Award Plan will be determined by the committee in its discretion, and it is, therefore, not possible to predict the awards that will be made to particular officers in the future.

If our stockholders approve the 2018 Omnibus Award Plan, we intend to make the following grants of deferred stock units to our non-employee directors on the day the 2018 Omnibus Award Plan is approved by the stockholders:

AUTOMATIC DATA PROCESSING, INC.
2018 OMNIBUS AWARD PLAN

Non-Executive Director Group
Name	Dollar Value of Deferred Stock Units
Peter Bisson	$300,000
Richard T. Clark	$315,000
Eric C. Fast	$242,500
Linda R. Gooden	$200,000
Michael P. Gregoire	$315,000
R. Glenn Hubbard	$300,000
John P. Jones (Board Chairman)	$500,000
Thomas J. Lynch	$300,000
Scott F. Powers	$300,000
William J. Ready	$300,000
Sandra S. Wijnberg	$320,000

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Proposal 3

Stockholder Approval Required

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon at the meeting of stockholders is required to approve the 2018 Omnibus Award Plan. Properly executed proxies will be voted as marked. Executed but unmarked proxies will be voted in favor of approving the 2018 Omnibus Award Plan.

Interests of Certain Persons in the Proposal

As indicated above, our executive officers and our non-employee directors are eligible to receive discretionary grants under the 2018 Omnibus Award Plan and thus have an interest in the approval of the 2018 Omnibus Award Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2018 OMNIBUS AWARD PLAN.

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Audit Committee Report

The audit committee oversees the financial management and financial reporting procedures of the company, and the appointment, compensation, retention and performance of the company’s independent auditors, on behalf of the board of directors. A further description of the role and members of the audit committee is set forth on page 17 under “Audit Committee.”

In fulfilling its oversight responsibilities, the committee reviewed and discussed the company’s audited financial statements with management, which has primary responsibility for the preparation of the financial statements. In performing its review, the committee discussed the propriety of the application of accounting principles by the company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements. Management represented to the audit committee that the company’s financial statements were prepared in accordance with generally accepted accounting principles. The committee also reviewed and discussed the company’s audited financial statements with Deloitte & Touche LLP, an independent registered public accounting firm, the company’s independent auditors for fiscal year 2018, which is responsible for expressing an opinion on the conformity of the company’s financial statements with generally accepted accounting principles in the United States of America. Deloitte & Touche LLP conducted its audit in accordance with standards of the Public Company Accounting Oversight Board.

During the course of fiscal year 2018, management completed the documentation, testing and evaluation of the company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The audit committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the audit committee received periodic updates provided by management and Deloitte & Touche LLP at each audit committee meeting. At the conclusion of the process, management provided the audit committee with, and the audit committee reviewed, a report on the effectiveness of the company’s internal control over financial reporting. The audit committee also reviewed the report of management contained in the annual report on Form 10-K for the fiscal year ended June 30, 2018 filed with the SEC, as well as Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm included in the annual report on Form 10-K for the fiscal year ended June 30, 2018 related to its integrated audit of the consolidated financial statements and financial statement schedule, and the effectiveness of internal control over financial reporting. The audit committee continues to oversee the company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal year 2019.

The audit committee has discussed with Deloitte & Touche LLP the matters that are required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301 (Communications with Audit Committees) and the SEC Rule 2-07. Deloitte & Touche LLP has provided to the committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the audit committee concerning independence, and the committee discussed with Deloitte & Touche LLP, the firm’s independence, including the matters in those written disclosures. The committee also discussed with Deloitte & Touche LLP the overall scope and plan for its audit and engagement. The committee considered whether Deloitte & Touche LLP’s provision of non-audit services to the company and its affiliates and the fees and costs billed and expected to be billed by Deloitte & Touche LLP for those services impaired or compromised Deloitte & Touche LLP’s independence and concluded that those services did not. The audit committee has discussed with the company’s internal auditors and with Deloitte & Touche LLP, with and without management present, their respective evaluations of the company’s internal accounting controls and the overall quality of the company’s financial reporting.

The committee also discussed with management, and took into consideration when issuing this report, the Auditor Independence Policy, which prohibits the company or any of its affiliates from entering into most non-audit related consulting arrangements with its independent auditors. The Auditor Independence Policy is discussed in further detail below under “Independent Registered Public Accounting Firm’s Fees.”

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Audit Committee Report

In addition to independence, in determining whether to reappoint Deloitte & Touche LLP as the company’s independent registered public accounting firm, the audit committee took into consideration a number of factors, including:

●	the breadth of experience and length of time Deloitte & Touche LLP has been engaged;

●	historical and recent performance on the company’s audit;

●	familiarity with our global operations and business;

●	the advisability and potential impact of selecting an entirely different and unaffiliated independent registered public accounting firm;

●	Deloitte & Touche LLP’s internal quality controls;

●	the appropriateness of Deloitte & Touche LLP’s fees; and

●	an assessment of the professional qualifications and past performance of the lead audit partner and auditing team of Deloitte & Touche LLP.

Based on the considerations referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended June 30, 2018. In addition, the committee concluded that the appointment of Deloitte & Touche LLP is in the best interest of the company and its stockholders, and appointed Deloitte & Touche LLP as the independent auditors for the company for the fiscal year 2019, subject to the ratification by the stockholders at the 2018 Annual Meeting of Stockholders.

Audit Committee of the Board of Directors

Eric C. Fast, Chair
Richard T. Clark
Linda R. Gooden
Scott F. Powers
Sandra S. Wijnberg

August 2, 2018

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Independent Registered Public Accounting Firm’s Fees

In addition to retaining Deloitte & Touche LLP to audit the consolidated financial statements for fiscal year 2018 and fiscal year 2017, the audit committee retained Deloitte & Touche LLP to provide various services in fiscal year 2018 and fiscal year 2017. The aggregate fees billed by Deloitte & Touche LLP for fiscal year 2018 and fiscal year 2017 for these various services were:

Type of Fees	FY 2018	FY 2017
	($ in thousands)
Audit Fees	$9,127	$8,820
Audit-Related Fees	1,521	1,252
Tax Fees	1,549	1,015
All Other Fees	81	175
Total	$12,278	$11,262

In the above table, in accordance with the SEC definitions, “audit fees” are fees we paid Deloitte & Touche LLP for professional services for the audit of the company’s consolidated financial statements included in our annual report on Form 10-K and review of financial statements included in our quarterly reports on Form 10-Q, services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements or any other services performed by Deloitte & Touche LLP to comply with generally accepted auditing standards.

“Audit-related fees” are fees billed by Deloitte & Touche LLP for assurance and related services that are typically performed by the independent public accountant (e.g., due diligence services, employee benefit plan audits and internal control reviews). For fiscal years 2018 and 2017, “audit-related fees” include audit services rendered in connection with certain acquisitions, and, in the case of fiscal year 2017, also include audit services rendered in connection with the divestiture of our CHSA and COBRA businesses.

“Tax fees” are fees for tax compliance, tax advice and tax planning. “All other fees” are fees billed by Deloitte & Touche LLP to the company for any services not included in the first three categories.

The board of directors has adopted an auditor independence policy that prohibits our independent auditors from providing:

●	bookkeeping or other services related to the accounting records or financial statements of the company;
●	financial information systems design and implementation services;
●	appraisal or valuation services, fairness opinions or contribution-in-kind reports;
●	actuarial services;
●	internal audit outsourcing services;
●	management functions or human resources services;
●	broker or dealer, investment adviser or investment banking services;
●	legal services and expert services unrelated to the audit; and
●	any other service that the Public Company Accounting Oversight Board or the Securities and Exchange Commission determines, by regulation, is impermissible.

The audit committee has adopted a policy requiring that all audit, audit-related and non-audit services be pre-approved by the audit committee. All services provided to us by the independent auditors in fiscal year 2018 and fiscal year 2017 were pre-approved by the audit committee. The independent auditors may only perform non-prohibited non-audit services that have been specifically approved in advance by the audit committee, regardless of the dollar value of the services to be provided. In addition, before the audit committee will consider granting its approval, the company’s management must have determined that such specific non-prohibited non-audit services can be best performed by the independent auditors based on its in-depth knowledge of our business, processes and policies. The audit committee, as part of its approval process, considers the potential impact of any proposed work on the independent auditors’ independence.

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Proposal 4 Appointment of Independent Registered Public Accounting Firm

At the 2018 Annual Meeting, stockholders will vote on the ratification of the appointment by the audit committee of Deloitte & Touche LLP, as the independent registered public accounting firm to audit the accounts of the company and its subsidiaries for the fiscal year that began on July 1, 2018. Deloitte & Touche LLP has audited our accounts since 1968. Deloitte & Touche LLP is a member of the SEC Practice Section of the American Institute of Certified Public Accountants. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires. He or she will be available to answer appropriate questions.

Stockholder Approval Required

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote thereon at the meeting of stockholders is required to ratify Deloitte & Touche LLP’s appointment as the company’s independent auditors for fiscal year 2019. Brokers have the authority to vote shares for which their customers did not provide voting instructions on the ratification of the appointment of Deloitte & Touche LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2019.

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Section 16(a) Beneficial Ownership Reporting Compliance

We believe that during the fiscal year ended June 30, 2018, all filing requirements under Section 16(a) of the Exchange Act applicable to our non-employee directors, officers and beneficial owners have been complied with.

Stockholder Proposals

If a stockholder intends to submit any proposal for inclusion in the company’s proxy statement for the company’s 2019 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Exchange Act, the proposal must be received by the corporate secretary of the company no later than May 23, 2019. To be eligible to submit such a proposal for inclusion in the company’s proxy materials for an annual meeting of stockholders pursuant to Rule 14a-8, a stockholder must be a holder of either: (1) at least $2,000 in market value or (2) 1% of the company’s shares of common stock entitled to be voted on the proposal, and must have held such shares for at least one year, and continue to hold those shares through the date of such annual meeting. Such proposal must also meet the other requirements of the rules of the SEC relating to stockholders’ proposals, including Rule 14a-8, including the permissible number and length of proposals, the circumstances in which the company is permitted to exclude proposals and other matters governed by such rules and regulations.

Advance Notice

Separate from the requirements of Rule 14a-8, relating to the inclusion of a stockholder proposal in the company’s proxy statement, the company’s amended and restated by-laws require advance notice for a stockholder to bring nominations of directors (other than a proxy access nomination, which is described below) or any other business to be considered at any annual meeting of stockholders. Specifically, our amended and restated by-laws require that stockholders wishing to nominate candidates for election as directors or propose any other business to be considered at our 2019 Annual Meeting of Stockholders must notify the company of their intent in a written notice delivered to the company in care of the company’s corporate secretary at our principal executive offices not less than 90 nor more than 120 days before the first anniversary of the date of the 2018 Annual Meeting of Stockholders, or November 6, 2019.

As a result, in order for the notice given by a stockholder to comply with our amended and restated by-laws, it must be received no earlier than July 9, 2019, and no later than August 8, 2019, unless the date of our 2019 Annual Meeting of Stockholders occurs more than 30 days before or 60 days after the first anniversary of the 2018 Annual Meeting of Stockholders. In that case, our amended and restated by-laws provide that we must receive the notice no earlier than the 120th day prior to the date of the 2019 Annual Meeting of Stockholders and no later than the 90th day prior to the date of the 2019 Annual Meeting of Stockholders or the tenth day following the day on which we first make a public announcement of the date of the 2019 Annual Meeting of Stockholders, whichever is later.

Proxy Access

Our by-laws have proxy access provisions that permit a stockholder, or a group of up to twenty stockholders that owns 3% or more of our stock continuously for at least three years, to nominate and include in our proxy materials candidates for election as directors. Such stockholder or group may nominate up to the greater of two individuals or 20% of our board of directors, provided that the stockholder or group and the nominee(s) satisfy the requirements specified in our by-laws. In order to be properly brought before the 2019 Annual Meeting of Stockholders, a stockholder’s notice of nomination of one or more director candidates pursuant to the proxy access provisions of our amended and restated by-laws must be received by no earlier than April 23, 2019 and no later than

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Stockholder Proposals

May 23, 2019 (i.e., no earlier than the 150th day and no later than the 120th day prior to the first anniversary of the date our definitive proxy statement was first released to stockholders in connection with the preceding year’s annual meeting of stockholders), unless the date of our 2019 Annual Meeting of Stockholders occurs more than 30 days before or 60 days after the first anniversary of the 2018 Annual Meeting of Stockholders. In that case, our amended and restated by-laws provide that we must receive the notice no earlier than the 180th day prior to the date of the 2019 Annual Meeting of Stockholders and no later than the 90th day prior to the date of the 2019 Annual Meeting of Stockholders or the tenth day following the day on which we first make a public announcement of the date of the 2019 Annual Meeting of Stockholders, whichever is later.

Stockholder’s Notice

To be in proper form, a stockholder’s notice must also include the specified information described in our amended and restated by-laws. You may contact our corporate secretary at our principal executive offices for a copy of the relevant by-law provisions regarding the requirements for making stockholder proposals and nominating director candidates pursuant to advance notice or proxy access.

If a stockholder’s nomination or proposal is not in compliance with the requirements set forth in our amended and restated by-laws, the company may disregard such nomination or proposal.

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Electronic Delivery of Future Stockholder Communications

If you receive this proxy statement and our annual report on Form 10-K for the fiscal year ended June 30, 2018 by mail, we strongly encourage you to elect to view future proxy statements and annual reports over the Internet and save the company the cost of producing and mailing these documents. If you vote your shares over the Internet this year, you will be given the opportunity to choose electronic access at the time you vote. You can also choose electronic access by visiting the Investor Relations section of our website at www.adp.com, or following the instructions that you will receive in connection with next year’s annual meeting of stockholders. Stockholders who choose electronic access will receive an e-mail next year containing the Internet address to use to access the proxy statement and annual report on Form 10-K. Your choice will remain in effect until you cancel it. You do not have to elect Internet access each year.

For the Board of Directors

Michael A. Bonarti Secretary

Roseland, New Jersey
September 20, 2018

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Appendix A

Reconciliation of GAAP and Non-GAAP Information

Refer to the table below for a reconciliation from net earnings to adjusted EBIT for fiscal years 2018 and 2017. Our adjusted EBIT measure excludes the impact of taxes, certain interest expense and interest income, gains/losses on sales of businesses, transformation initiatives, and non-operational costs related to proxy contest matters. We continue to include the interest income earned on investments associated with our client funds extended investment strategy and interest expense on borrowings related to our client funds extended investment strategy as we believe these amounts to be fundamental to the underlying operations of our business model. The adjustments in the table below represent the interest income and interest expense that is not related to our client funds extended investment strategy and are labeled as “All other interest expense” and “All other interest income.” In addition to the table below, our Annual Cash Bonus Plan Results exclude the impact of foreign currency fluctuations in excess of the fluctuations assumed in the target.

	Twelve Months Ended June 30,
(amounts in millions USD)	2018	2017
Net earnings	$1,620.8	$1,733.4
Adjustments:
Provision for income taxes	550.3	797.7
All other interest expense	59.4	59.3
All other interest income	(25.5)	(22.4)
Gain on sale of businesses	—	(205.4)
Transformation initiatives	404.8	85.0
Proxy contest matters	33.3	—
Adjusted EBIT	$2,643.1	$2,447.6

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Appendix B

Automatic Data Processing, Inc.
2018 Omnibus Award Plan

1. Purpose. The purpose of the Automatic Data Processing, Inc. 2018 Omnibus Award Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders. This Plan document is an omnibus document which includes, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees of certain Designated Foreign Subsidiaries and other special purpose grants in connection with certain transactions. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of shares of Common Stock authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.

2. Definitions. The following definitions shall be applicable throughout the Plan.

(a) “Account” means the bookkeeping account established and maintained by the Company for each Participant under Section 10(b) of the Plan.

(b) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(c) “Annual Retainer” means the annual retainer for Non-Employee Directors, as set from time to time by the Board.

(d) “Annual Retainer Dollar Amount” means a dollar amount established by the Board from time to time as the amount of the Annual Retainer that shall be paid in the form of Deferred Stock Units.

(e) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award and Performance Compensation Award granted under the Plan. For purposes of Section 5(c) of the Plan, “Award” and “Award under the Plan” shall also mean any stock-based award granted under the Prior Plan and outstanding on the Effective Date.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any Participant Agreement in effect at the time of such termination or (ii) in the absence of an applicable Participant Agreement defining “cause,” (A) the good faith determination by the Committee that the Participant has ceased to perform his or her duties to the Company or an Affiliate (other than as a result of his or her incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his or her duties to such party, provided that no such failure shall constitute Cause unless the Participant has been given notice of such failure and (if cure is reasonably possible) has not cured such act or omission within 15 days following receipt of such notice, (B) the Committee’s good faith determination that the Participant has engaged or is about to engage in conduct injurious to the Company or an Affiliate, (C) the Participant having

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been convicted of, or plead guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty, (D) the consistent failure of the Participant to follow the lawful instructions of the Board or his or her direct superiors, which failure amounts to an intentional and extended neglect of his or her duties to the Company or an Affiliate thereof, or (E) in the case of a Participant who is a Non-Employee Director, the Participant engaging in any of the activities described in clauses (A) through (D) above. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(h) “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon: (A) any “Person” (as defined in Section 3(a)(9) of the Exchange Act), excluding the Company, any Subsidiary of the Company, or any employee benefit plan sponsored or maintained by the Company (including any trustee of any such plan acting in his or her capacity as trustee), becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 35% or more of the total combined voting power of the Company’s then outstanding securities; (B) the merger, consolidation or other business combination of the Company (a “Transaction”), other than a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to be the beneficial owners of securities of the resulting entity representing more than 60% of the voting power in the resulting entity, in substantially the same proportions as their ownership of Company voting securities immediately prior to the Transaction; or (C) the sale of all or substantially all of the Company’s assets, other than a sale immediately following which the stockholders of the Company immediately prior to the sale are the beneficial owners of securities of the purchasing entity representing more than 60% of the voting power in the purchasing entity, in substantially the same proportions as their ownership of Company voting securities immediately prior to the sale of assets.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(j) “Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.

(k) “Committee Retainer” means the retainer paid to Non-Employee Directors in respect of service on a committee of the Board.

(l) “Common Stock” means the common stock, par value $0.10 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

(m) “Company” means Automatic Data Processing, Inc., a Delaware corporation, and any successor thereto.

(n) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(o) “Deferred Stock Units” has the meaning given such term in Section 10(b)(i) of the Plan.

(p) “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(q) “Disability” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any Participant Agreement in effect at the time of such termination or, in the absence of an applicable Participant Agreement defining “disability,” a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced, as determined by the Committee based upon medical evidence acceptable to it.

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(r) “Distribution Date” means, with respect to each Participant (or his beneficiary, if the Participant dies before distribution of his Account), the date on which distribution in respect of his Account interests in accordance with Section 10(b)(viii) commences. A Participant’s Distribution Date shall be on the thirtieth day following the date of such Participant’s Separation From Service.

(s) “Dividend Equivalents” means, with respect to each Deferred Stock Unit, an amount equal to the cash dividends, if any, that would have been paid with respect to such Deferred Stock Unit, if such Deferred Stock Unit were a share of Common Stock.

(t) “Effective Date” means the date on which the Plan is initially approved by the stockholders of the Company.

(u) “Effective Date Share Limit” has the meaning given such term in Section 5(b).

(v) “Elective Amount” means the portion or portions of the Annual Retainer and/or the Committee Retainer determined under Section 10(b)(ii) of the Plan in respect of services for any particular year that may be paid to the Non-Employee Director either in cash or in Deferred Stock Units at the election of the Non-Employee Director.

(w) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “independent director” under the rules of NASDAQ or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

(x) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable pursuant to a registration statement on Form  S-8 under the Securities Act; or (iv)  individual who has accepted an offer of employment or service as an employee, director, officer, consultant or advisor with the Company or its Affiliates (and would satisfy the provisions of any of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates), who, in the case of each of clauses (i) through (iv) above, has entered into an Award agreement or who has received written notification from the Committee or its designee that he or she has been selected to participate in the Plan.

(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(z) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(aa) “Fair Market Value” means (i) unless otherwise determined by the Committee, on a given date, (A)  if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported, or (B) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (ii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

(bb) “Immediate Family Members” shall have the meaning set forth in Section 14(c).

B-3	|	Automatic Data Processing, Inc. – Proxy Statement

(cc) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(dd) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(ee) “Meeting Fees” shall mean fees a Non-Employee Director earns for attendance at Board meetings and committee meetings, as well as fees a Non-Employee Director earns for serving as the chairperson of a committee of the Board.

(ff) “NASDAQ” shall mean The NASDAQ Global Select Market.

(gg) “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award.

(hh) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(ii) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

(jj) “Option” means an Award granted under Section 7 of the Plan.

(kk) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(ll) “Other Stock-Based Award” means an Award granted under Section 10 of the Plan.

(mm) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award.

(nn) “Participant Agreement” means, with respect to an Eligible Person, any applicable Award agreement or any other employment, consulting, or other service or compensatory or severance agreement between the Eligible Person and the Company or an Affiliate, or any compensatory or severance plan, program, or arrangement of the Company or an Affiliate in which the Eligible Person participates.

(oo) “Payment Date” means an annual date established by the Board from time to time for the crediting of the Annual Retainer in the form of Deferred Stock Units.

(pp) “Performance Compensation Award” shall mean any Award, whether cash-based or stock-based, designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(qq) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(rr) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ss) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period.

(tt) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(uu) “Permitted Transferee” shall have the meaning set forth in Section 14(c) of the Plan.

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(vv) “Person” has the meaning given such term in the definition of “Change in Control.”

(ww) “Plan” means this Automatic Data Processing, Inc. 2018 Omnibus Award Plan, as amended from time to time.

(xx) “Prior Plan” shall mean the Amended and Restated Automatic Data Processing, Inc. 2008 Omnibus Award Plan.

(yy) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(zz) “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(aaa) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(bbb) “SAR Period” has the meaning given such term in Section 8(c) of the Plan.

(ccc) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(ddd) “Separation From Service” shall have the meaning set forth in Section 409A(a)(2)(A)(i) of the Code.

(eee) “Specified Employee” means a Participant who meets the definition of “specified employee,” as defined in Section 409A(a)(2)(B)(i) of the Code.

(fff) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(ggg) “Strike Price” has the meaning given such term in Section 8(b) of the Plan.

(hhh) “Subsidiary” means, with respect to any specified Person:

(1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of company voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2) any partnership (or any comparable foreign entity) (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(iii) “Substitute Award” has the meaning given such term in Section 5(e).

(jjj) “Sub Plans” has the meaning given such term in Section 1.

(kkk) “Transaction” has the meaning given such term in the definition of “Change in Control.”

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3. Effective Date; Duration. The Plan is effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration.

(a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) compute the number of Deferred Stock Units to be credited to the Accounts of Participants; (viii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (ix) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (x) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards (including previously deferred Awards), and accelerate and determine payouts, if any, in respect of Awards with incomplete Performance Periods, in each case upon a Change in Control, death, Disability or retirement (or on any other termination of employment) of a Participant; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons subject to Section 16 of the Exchange Act.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

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(e) No member of the Board, the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting bad faith, fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Sections 5(c) and 12 of the Plan, no more than the sum of (A) 10,300,000 shares of Common Stock plus (B) the number of shares of Common Stock that, as of the Effective Date, are remaining available for issuance or delivery, and not subject to outstanding awards, under the Prior Plan may be delivered in the aggregate pursuant to Awards granted under the Plan (such sum of (A) and (B), the “Effective Date Share Limit”); (ii) subject to Section 12 of the Plan, no more than the number of shares of Common Stock equal to the Effective Date Share Limit may be delivered in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iii) the maximum number of Shares subject to Awards granted to any Non-Employee Director during a single fiscal year shall be limited so that the Awards, taken together with any cash fees paid to such Non-Employee Director in respect of his or her service during such year (including service as a member or chair of any committees of the Board), do not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). Notwithstanding the foregoing, the Board may make exceptions to the limit in the foregoing clause (iii) for (A) a non-executive chairman of the Board, provided that such non-executive chairman does not participate in the decision to award such compensation, and (B) special projects and ad hoc committee appointments, as deemed appropriate by the Board, from time to time.

(c) If shares of Common Stock issued or issuable upon vesting or settlement of an Award are withheld by the Company, or if shares of Common Stock owned by a Participant are surrendered or tendered to the Company (either directly or by means of attestation), in payment of any taxes required to be withheld in respect of such Award (other than an

B-7	|	Automatic Data Processing, Inc. – Proxy Statement

Award of Options or SARs), in each case, in accordance with the terms and conditions of the Plan and any applicable Award agreement, such withheld, surrendered or tendered shares shall become available for other Awards under the Plan; provided, further, that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan. If and to the extent an Award under the Plan is settled in cash or expires, terminates or is canceled or forfeited for any reason whatsoever, the shares covered by such Award shall again become available for other Awards under the Plan. For the avoidance of doubt, the following shares shall not be added to the shares authorized for grant under sub-section (b) of this Section 5: (i) shares tendered by a Participant or withheld by the Company in payment of the Exercise Price of an Option; (ii) shares tendered by a Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or SARs; (iii) shares subject to a SAR that are not issued in connection with its stock settlement on exercise thereof; and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.

(d) Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company or with which the Company combines (“Substitute Awards”). Shares of Common Stock underlying Substitute Awards shall not be counted against the number of shares of Common Stock available for issuance pursuant to Section 5(b) above; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan.

(f) Following the Effective Date, no new awards shall be granted under the Prior Plan. For purposes of the preceding sentence, awards under the Prior Plan with performance periods that commenced prior to the Effective Date and end after the Effective Date shall not be deemed new awards granted following the Effective Date.

6. Eligibility. Participation shall be limited to Eligible Persons.

7. Options.

(a) Generally. Each Option granted under the Plan shall be evidenced by an Award agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to

Automatic Data Processing, Inc. – Proxy Statement	|	B-8

an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate; provided, further, that notwithstanding any vesting dates set by the Committee, and consistent with the Committee’s power under Section 4(b), the Committee may, in its sole discretion, accelerate the exercisability of any Option upon a Change in Control, death, Disability or retirement (or on any other termination of employment) of a Participant, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability.

(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i)  in cash, check, cash equivalent or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company), provided that such shares of Common Stock are not subject to any pledge or other security interest; (ii) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay the Exercise Price and all applicable required withholding taxes; or (iii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price. Notwithstanding the foregoing, if on the last day of the Option Period, the Fair Market Value exceeds the Exercise Price, the Participant has not exercised the Option, and the Option has not expired, such Option shall be deemed to have been exercised by the Participant on such last day by means of a net exercise and the Company shall deliver to the Participant the number of shares of Common Stock for which the Option was deemed exercised less such number of shares of Common Stock required to be withheld to cover the payment of the Exercise Price and all applicable required withholding taxes. Any fractional share of Common Stock shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date on which he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) two years after the Date of Grant of the Incentive Stock Option and (ii) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.

B-9	|	Automatic Data Processing, Inc. – Proxy Statement

(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price at least equal to the Exercise Price of the corresponding Option.

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, and consistent with the Committee’s power under Section 4(b), the Committee may, in its sole discretion, accelerate the exercisability of any SAR upon a Change in Control, death, Disability or retirement (or on any other termination of employment) of a Participant, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability.

(d) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional share of Common Stock shall be settled in cash.

(f) Substitution of SARs for Nonqualified Stock Options. The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options and (iii) the Strike Price of the substituted SARs

Automatic Data Processing, Inc. – Proxy Statement	|	B-10

shall be equal to the Exercise Price of such Nonqualified Stock Options; provided, however, that if, in the opinion of the Company’s independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.

9. Restricted Stock and Restricted Stock Units.

(a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b) Stock Certificates and Book Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock. To the extent that shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting; Acceleration of Lapse of Restrictions. The Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse in such manner and on such date or dates determined by the Committee and the Committee shall determine the treatment of the unvested portion of Restricted Stock and Restricted Stock Units upon termination of employment or service of the Participant granted the applicable Award. Consistent with the Committee’s power under Section 4(b), the Committee may in its sole discretion accelerate the lapse of any or all of the restrictions on the Restricted Stock and Restricted Stock Units upon a Change in Control, death, Disability or retirement (or on any other termination of employment) of a Participant, which acceleration shall not affect any other terms and conditions of such Awards.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book entry notation) evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in the applicable Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole

B-11	|	Automatic Data Processing, Inc. – Proxy Statement

discretion, elect to (A) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (B) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in the applicable Award agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

(e) Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE AUTOMATIC DATA PROCESSING, INC. 2018 OMNIBUS AWARD PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN AUTOMATIC DATA PROCESSING, INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF AUTOMATIC DATA PROCESSING, INC.

10. Other Stock-Based Awards.

(a) Generally. The Committee may issue unrestricted Common Stock or rights under the Company’s Performance-Based Restricted Stock Program or other incentive programs that, subject to the terms and conditions thereof, provide for the right to receive grants of Awards at a future date, or other Awards denominated in Common Stock, under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b) Non-Employee Director Deferrals.

(i) Generally. Non-Employee Directors may be granted Other Stock-Based Awards in the form of deferred stock units (“Deferred Stock Units”) in accordance with the provisions of this Section 10, and references to “Participant” in this Section 10(b) shall be deemed to refer only to Non-Employee Directors. Pursuant to this Section 10(b), Participants (A) shall receive non-elective payment of the Annual Retainer Dollar Amount in the form of Deferred Stock Units that entitle the Participants to receive, under the terms and conditions described herein, shares of Common Stock, (B) may defer receipt of all or part of the Elective Amount and (C) may defer receipt of all or a part of the Meeting Fees.

(ii) Elections to Defer Annual Retainer and Committee Retainer. The Board shall determine the Elective Amount in its sole discretion from time to time. A Participant who wishes to have any part of the Elective Amount for any given calendar year paid as Deferred Stock Units on his or her Distribution Date shall irrevocably elect such medium of payment prior to the commencement of the calendar year during which the Elective Amount is to be earned. Such election shall be made in accordance with procedures and rules promulgated by the Board or its delegee for such purpose. Any election made under this Section 10(b)(ii) shall apply to the Participant’s Elective Amount earned in future calendar years unless and until the Participant makes a later election in accordance with the terms of this Section 10(b)(ii).

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(iii) Elections to Defer Meeting Fees. A Participant who wishes to have all or any part of his Meeting Fees for a given calendar year deferred and paid to him on his Distribution Date shall irrevocably elect payment of such Meeting Fees on a deferred basis prior to the commencement of the calendar year during which the Meeting Fees are to be earned. Such election shall be made in accordance with procedures established by the Board or its delegee for such purpose. Any election made under this Section 10(b)(iii) shall apply to Meeting Fees earned in future calendar years unless and until the Participant makes a later election in accordance with the terms of this Section 10(b)(iii). Such election shall indicate the portion, if any, of deferred Meeting Fees to be paid in cash and the portion, if any, to be paid as Deferred Stock Units and shall also include an irrevocable designation of the form of payment to be used when such deferred Meeting Fees that are to be payable in cash are distributed on the Distribution Date. A Participant shall elect distribution of any deferred Meeting Fees payable in cash either in the form of a single lump sum payment or in the form of substantially equal annual payments to be made over a period of two to ten years. If the Participant has not designated a form of payment prior to the beginning of the calendar year in which the Meeting Fees subject to such election are earned, such Participant shall be deemed to have irrevocably elected to receive payment of such deferred Meeting Fees in a single lump sum on his Distribution Date.

(iv) Crediting of Deferred Stock Units. On each Payment Date, the Account of each Participant shall be credited with that number of Deferred Stock Units (rounded down to the nearest whole share) in respect of a number of shares of Common Stock with a Fair Market Value equal to (A) the Participant’s Annual Retainer Dollar Amount and (B) the portion of the Participant’s Elective Amount payable in Deferred Stock Units, determined as of the relevant Payment Date. As soon as administratively practicable following the Board or applicable committee meeting at which Meeting Fees are earned, the Account of each Participant who has elected to have a portion of his Meeting Fees paid in Deferred Stock Units shall be credited with that number of Deferred Stock Units (rounded down to the nearest whole share) in respect of a number of shares of Common Stock with a Fair Market Value equal to the dollar amount of the portion of such Meeting Fees that such Participant has elected to receive in Deferred Stock Units, determined as of the date of the relevant meeting in respect of which the Meeting Fees were earned.

(v) Vesting. The interest of each Participant in any benefit payable with respect to an Account hereunder shall be at all times fully vested and non-forfeitable. Notwithstanding the previous sentence, a Participant’s interest in his Account constitutes an unsecured promise of the Company, and a Participant shall have only the rights of a general unsecured creditor of the Company with respect to his Account.

(vi) Dividend Equivalents. Each Account shall be credited with Dividend Equivalents on each date on which a dividend is paid on Common Stock, in respect of the Deferred Stock Units credited to such Account as of the record date for such dividend. Dividend Equivalents credited to an Account shall accrue interest (compounding annually) from the date of such crediting through the Distribution Date, with the applicable interest rate for each twelve-month period beginning on November 1 during such period, or any applicable portion thereof, being the rate for five-year U.S. Treasury Notes published in The Wall Street Journal (or, in the absence of such reference, such alternate publication as the Board may select from time to time) on the first business day of November of such twelve-month period plus 0.50%, rounded up to the nearest 0.25%.

(vii) Crediting of Meeting Fees Payable in Cash. Deferrals of Meeting Fees to be paid in cash shall be credited to the Account of the Participant as soon as administratively practicable following the Board or applicable committee meeting at which such Meeting Fees were earned. The portion of a Participant’s Account attributable to deferrals of Meeting Fees with respect to which the Participant elected under Section 10(b)(iii) a distribution in cash on his Distribution Date shall be adjusted by crediting such portion of the Account with interest quarterly in the manner set forth in Section 10(b)(vi).

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(viii) Distributions. Except as otherwise provided in this Section 10(b)(viii), on his Distribution Date, each Participant shall receive (i) a number of shares of Common Stock equal to the number of Deferred Stock Units in such Participant’s Account, (ii) a cash payment equal to the accrued Dividend Equivalents, plus interest thereon as of the Distribution Date and (iii) a cash payment (or series of payments as determined in accordance with Section 10(b)(iii)) equal to the credited Meeting Fees with respect to which the Participant elected under Section 10(b)(iii) a distribution in cash on his Distribution Date plus interest thereon as of the Distribution Date. Solely to the extent required by Section 409A of the Code, a distribution in respect of an Account to a Participant who is determined to be a Specified Employee shall not be actually paid before the date which is 6 months after the Specified Employee’s Separation From Service (or, if earlier, the date of death of the Specified Employee). Any distribution to any Participant or beneficiary in accordance with the provisions of this Section 10(b)(viii) shall be in full satisfaction of all claims under the Plan against the Company and the Board. The Board may require any Participant or beneficiary, as a condition to payment, to execute a receipt and release to such effect.

11. Performance Compensation Awards.

(a) Generally. The Committee shall have the authority, at the time of grant of any Award described in Section 9 or 10 of the Plan, to designate such Award as a Performance Compensation Award. The Committee shall also have the authority to grant a standalone cash-based Performance Compensation Award pursuant to this Section 11.

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply, the Performance Formula, and the form of settlement for such Award. With regard to the Performance Compensation Awards to be issued for such Performance Period, the Committee may exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing) and may include, but shall not be limited to, the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue, gross revenue growth; (v) gross profit or gross profit growth; (vi) net operating profit (before or after taxes); (vii) return measures (including, but not limited to, return on investment, assets, capital, invested capital, equity, or sales); (viii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (ix) earnings before or after taxes, interest, depreciation or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total stockholder return); (xiii) expense targets; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital targets; (xvii) measures of economic value added; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) stockholder return; (xxii); client retention; (xxiii) competitive market metrics; (xxiv) employee retention; (xxv) timely completion of new product rollouts; (xxvi) timely launch of new facilities; (xxvii) objective measures of personal targets, goals or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions, expansions of specific business operations and meeting divisional or project budgets); (xxviii) any other objective or subjective criteria, including individual performance criteria, as determined by the Committee; or (xxix) any combination of the foregoing. Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisional or operational unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or

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special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph.

(d) Modification of Performance Goal(s). The Committee may alter Performance Criteria or modify the calculation of a Performance Goal without obtaining shareholder approval to reflect any event that would reasonably be expected to affect or alter such Performance Criteria or Performance Goal, including, but not limited to: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) nonrecurring items; (vi) acquisitions or divestitures; (vii) any other specific unusual or infrequently occurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) a change in the Company’s fiscal year; or (x) any other event as determined by the Committee.

(e) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Participant Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. Unless otherwise provided in the applicable Participant Agreement, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate.

(f) Timing of Award Payments. Unless otherwise provided in the applicable Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following the Committee’s determination of the amount earned. Unless otherwise provided in the applicable Award agreement, any Performance Compensation Award that is otherwise payable in shares of Common Stock shall be credited (during the period between the Date of Grant and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(ii)).

12. Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation, any or all of the following:

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(i) adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii) cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per-share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic No. 718, or any successor thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Any such adjustment shall be conclusive and binding for all purposes.

13. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) without stockholder approval.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the

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Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash in a manner which would result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

14. General.

(a) Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.

(b) Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based Awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards, (ii) Shares delivered in lieu of fully vested cash Awards, (iii) Awards to Eligible Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, (iv)  Deferred Stock Units granted pursuant to elective deferrals of cash fees and cash retainers under Section 10(b)(ii) or Section 10(b)(iii), and (v) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 5(b) (subject to adjustment under Section 12); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award or otherwise.

(c) Nontransferability.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (1) by the Board or the Committee, as applicable, in its sole discretion, or (2) as provided in the applicable Award agreement (each transferee described in clause (A), (B), (C) or (D) above is hereinafter referred to as a “Permitted Transferee”) provided that the

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Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee, and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(d) Dividends and Dividend Equivalents. In addition to Dividend Equivalents awarded under Section 10(b) of the Plan, the Committee in its sole discretion may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards.

(e) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause  (i)  above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the maximum required statutory withholding liability) by (A)  the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (B)  having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.

(f) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder

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shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(g) International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or Sub-Plans or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(h) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary or beneficiaries, as applicable, who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(i) Termination of Employment. Except as otherwise provided in the applicable Participant Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service of such Participant with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be considered a termination of employment or service of such Participant with the Company or an Affiliate for purposes of the Plan.

(j) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(k) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under

B-19	|	Automatic Data Processing, Inc. – Proxy Statement

the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions, blockage, other market considerations or any combination of the foregoing would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(l) No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(m) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(n) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

Automatic Data Processing, Inc. – Proxy Statement	|	B-20

(o) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(p) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(q) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(r) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.

(s) Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(t) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(u) 409A of the Code. Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties.

(v) Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, a Participant Agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any

B-21	|	Automatic Data Processing, Inc. – Proxy Statement

financial restatements or irregularities, as determined by the Committee in its sole discretion. A Participant Agreement may also provide that if the Participant engages in any activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company.

(w) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

* * *

Automatic Data Processing, Inc. – Proxy Statement	|	B-22

AUTOMATIC DATA PROCESSING, INC.
1 ADP BOULEVARD
ROSELAND, NJ 07068

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59  P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ADMISSION TICKET Please retain and present this top portion of the proxy card as your admission ticket together with a valid picture identification to gain admittance to the Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E50910-P13057	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
AUTOMATIC DATA PROCESSING, INC.

The Board of Directors recommends a vote FOR the following nominees:

1.	Election of Directors		For	Against	Abstain

	1a.	Peter Bisson	☐	☐	☐

	1b.	Richard T. Clark	☐	☐	☐

	1c.	Eric C. Fast	☐	☐	☐

	1d.	Linda R. Gooden	☐	☐	☐

	1e.	Michael P. Gregoire	☐	☐	☐

	1f.	R. Glenn Hubbard	☐	☐	☐

	1g.	John P. Jones	☐	☐	☐

	1h.	Thomas J. Lynch	☐	☐	☐

	1i.	Scott F. Powers	☐	☐	☐

	1j.	William J. Ready	☐	☐	☐

	1k.	Carlos A. Rodriguez	☐	☐	☐

	1l.	Sandra S. Wijnberg	☐	☐	☐

The Board of Directors recommends a vote FOR the following proposals:		For	Against	Abstain

2.	Advisory Vote on Executive Compensation.	☐	☐	☐

3.	Approval of the 2018 Omnibus Award Plan.	☐	☐	☐

4.	Ratification of the Appointment of Auditors.	☐	☐	☐

NOTE: Proxies, when properly executed, will be voted as directed, or if no direction is given, will be voted as the Board of Directors recommends. The proxies will vote in their discretion upon any and all other matters which may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

September 20, 2018

Dear Stockholder:

You are cordially invited to join us at the 2018 Annual Meeting of Stockholders of Automatic Data Processing, Inc. This year’s meeting will be held at the corporate offices of the Company at One ADP Boulevard, Roseland, New Jersey, on Tuesday, November 6, 2018, starting at 10:00 a.m. I hope you will be able to attend. At the meeting, we will (i) elect directors, (ii) hold an advisory vote on executive compensation, (iii) approve the 2018 Omnibus Award Plan and (iv) vote on the ratification of the appointment of auditors.

It is important that these shares be voted, whether or not you plan to be present at the meeting. You should specify your choices by marking the appropriate boxes on the proxy form on the reverse side, and date, sign and return your proxy form in the enclosed, postage-paid return envelope as promptly as possible. Alternatively, you may vote by phone or the Internet, as described on the reverse side. If you date, sign and return your proxy form without specifying your choices, these shares will be voted in accordance with the recommendation of the Company's directors.

Please retain and present this top portion of the proxy card as your admission ticket together with a valid picture identification to gain admittance to the meeting. This ticket will admit only the stockholder listed on the reverse side and is not transferable. If these shares are held in the name of your broker or bank or you received your proxy materials electronically, you will need to bring evidence of the stock ownership, such as the most recent brokerage account statement.

As in the past years, we will discuss the business of the Company and its subsidiaries during the meeting. I welcome your comments and suggestions, and we will provide time during the meeting for questions from stockholders. I am looking forward to seeing you at the meeting.

Sincerely,

Carlos A. Rodriguez President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document containing Notice of 2018 Annual Meeting of Stockholders, Proxy Statement and
Annual Report on Form 10-K is available at www.proxyvote.com.

E50911-P13057

Proxy

This proxy is solicited on behalf of the Board of Directors

Properly executed proxies received by the day before the cut-off date or the meeting date will be voted as marked and, if not marked, will be voted FOR the election of the nominees listed in proposal (1) and FOR proposals (2), (3) and (4) on the reverse side.

The undersigned hereby appoints John P. Jones and Carlos A. Rodriquez, and each of them, attorneys and proxies with full power of substitution, in the name, place and stead of the undersigned, to vote as proxy at the 2018 Annual Meeting of Stockholders of Automatic Data Processing, Inc. to be held at the corporate offices of the Company, ONE ADP BOULEVARD, ROSELAND, NEW JERSEY, on Tuesday, November 6, 2018 at 10:00 a.m., or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to cast if personally present. If shares of Automatic Data Processing, Inc. Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Automatic Data Processing, Inc. Common Stock in the undersigned's name and/or account under such Voting Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side. Either of said attorneys and proxies or substitutes, who shall be present at such meeting or at any adjournment or adjournments thereof, shall have all the powers granted to such attorneys and proxies.

Please date, sign and mail the proxy promptly in the self-addressed return envelope which requires no postage if mailed in the United States. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners should sign. Alternatively, you may vote by phone or the Internet, as described in the instructions on the reverse side.

Continued and to be signed on reverse side